Exhibit 10.10

LEASE

by and between

BMR-BROADWAY LLC,

a Delaware limited liability company

and

ADHARMONICS, INC.,

a Delaware corporation

LEASE

THIS LEASE (this “Lease”) is entered into as of this 24th day of July, 2013 (the “Execution Date”), by and between BMR-BROADWAY LLC, a Delaware limited liability company (“Landlord”), and ADHARMONICS, INC., a Delaware corporation (“Tenant”).

RECITALS

A. WHEREAS, Landlord owns certain real property (the “Property”) and the improvements on the Property located at 210 Broadway, Cambridge, Middlesex County, Massachusetts, including the building located thereon (the “Building”); and

B. WHEREAS, Landlord wishes to lease to Tenant, and Tenant desires to lease from Landlord, certain premises (the “Premises”) located on the third (3rd) floor of the Building, pursuant to the terms and conditions of this Lease, as detailed below.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Lease of Premises.

1.1. Effective on the Term Commencement Date (as defined below), Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, the Premises, as shown on Exhibit A attached hereto, including exclusive shafts, cable runs, mechanical spaces and rooftop areas, for use by Tenant in accordance with the Permitted Use (as defined below) and no other uses. The Property and all landscaping, parking facilities, private drives and other improvements and appurtenances related thereto, including the Building, are hereinafter collectively referred to as the “Project.” All portions of the Project that are for the non-exclusive use of tenants of the Building, including driveways, sidewalks, parking areas, landscaped areas, service corridors, stairways, elevators, public restrooms and public lobbies, are hereinafter referred to as “Common Area.”

1.2. Landlord shall have the right at any time during the Term, upon providing Tenant not less than ninety (90) days’ prior written notice, to provide Tenant with space elsewhere on the second (2nd), third (3rd) or fourth (4th) floors of the Building of substantially the same size and quality of improvements as the Premises and to remove Tenant from the Premises and place Tenant in such space. Landlord shall pay any reasonable and customary costs and expenses related thereto. Should Tenant refuse to permit Landlord to move Tenant to such new space at the end of such ninety (90) day period, Landlord shall have, in addition to all other rights and remedies allowed under this Lease, at law or in equity, the right to cancel and terminate this Lease upon providing written notice to Tenant within thirty (30) days after the end of such ninety (90) day period of Landlord’s election to so terminate. Upon providing such notice to Tenant, this Lease shall immediately terminate. If Landlord moves Tenant to such new space, then this Lease and each and all of its terms, covenants and conditions shall remain in full force and effect and be deemed applicable to such new space, and such new space shall thereafter be deemed to be the “Premises,” and Landlord and Tenant shall enter into an express written amendment to this Lease memorializing such change. If the new space contains less square footage of Rentable Area than the original Premises, then Base Rent and Tenant’s Pro Rata Share shall be decreased to reflect such change. Even if the new space contains more square footage of Rentable Area than the original Premises, then Base Rent and Tenant’s Pro Rata Share shall not be increased to reflect such change.

2. Basic Lease Provisions. For convenience of the parties, certain basic provisions of this Lease are set forth herein. The provisions set forth herein are subject to the remaining terms and conditions of this Lease and are to be interpreted in light of such remaining terms and conditions.

2.1. This Lease shall take effect upon the Execution Date and, except as specifically otherwise provided within this Lease, each of the provisions hereof shall be binding upon and inure to the benefit of Landlord and Tenant from the date of execution and delivery hereof by all parties hereto.

2.2. In the definitions below, each current Rentable Area (as defined below) is expressed in square feet. Rentable Area and “Tenant’s Pro Rata Share” are both subject to adjustment as provided in this Lease.

Definition or Provision	Means the Following (As of the Term Commencement Date)
Approximate Rentable Area of Premises	6,010 square feet
Approximate Rentable Area of Project	64,812 square feet
Tenant’s Pro Rata Share of Project	9.27%

2.3. Initial monthly and annual installments of Base Rent for the Premises (“Base Rent”) as of the Term Commencement Date, subject to adjustment under this Lease:

Dates	Square Feet of Rentable Area	Base Rent per Square Foot of Rentable Area	Monthly Base Rent	Annual Base Rent
Months 1 - 12	6,010	$49.00 annually	$24,540.83	$294,490.00
Months 13 - 24	6,010	$50.00 annually	$25,041.67	$300,500.00
Months 25 - 36	6,010	$51.00 annually	$25,542.50	$306,510.00
Months 37 - 48	6,010	$52.00 annually	$26,043.33	$312,520.00
Months 49 - 60	6,010	$53.00 annually	$26,544.17	$318,530.00

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2.4. Estimated Term Commencement Date: The date that is one hundred twenty (120) days after the Execution Date

2.5. [Intentionally omitted]

2.6. Security Deposit: $98,163.32

2.7. Permitted Use: Office use in conformity with all federal, state, municipal and local laws, codes, ordinances, rules and regulations of Governmental Authorities (as defined below), committees, associations, or other regulatory committees, agencies or governing bodies having jurisdiction over the Premises, the Building, the Property, the Project, Landlord or Tenant, including both statutory and common law and hazardous waste rules and regulations (“Applicable Laws”)

2.8.	Address for Rent Payment:	BMR-Broadway LLC Attention Entity 160 P.O. Box 511415 Los Angeles, California 90051-7970

2.9.	Address for Notices to Landlord:	BMR-Broadway LLC 17190 Bernardo Center Drive San Diego, California 92128 Attn: Vice President, Real Estate Legal

2.10.	Address for Notices to Tenant:

Prior to the Term Commencement Date:

AdHarmonics, Inc.

One Kendall Square, Suite B2102 Cambridge, Massachusetts 02139

with a copy to:

Dominic A. Lloyd

BakerHostetler LLP

303 East 17th Avenue, Suite 1100

Denver, CO 80203-1264

After the Term Commencement Date:

AdHarmonics, Inc.

210 Broadway, 3rd Floor

Cambridge, Massachusetts 02139

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with a copy to: Dominic A. Lloyd BakerHostetler LLP 303 East 17th Avenue, Suite 1100 Denver, CO 80203-1264

2.11.	Address for Invoices to Tenant:	Prior to the Term Commencement Date:

AdHarmonics, Inc.

One Kendall Square, Suite B2102

Cambridge, Massachusetts 02139

with a copy to:

Dominic A. Lloyd

BakerHostetler LLP

303 East 17th Avenue, Suite 1100

Denver, CO 80203-1264

After the Term Commencement Date:

AdHarmonics, Inc.

210 Broadway, 3rd Floor

Cambridge, Massachusetts 02139

with a copy to:

Dominic A. Lloyd

BakerHostetler LLP

303 East 17th Avenue, Suite 1100

Denver, CO 80203-1264

2.12.	The following Exhibits are attached hereto and incorporated herein by reference:

Exhibit A	Premises
Exhibit B	Tenant Improvements
Exhibit C	Acknowledgement of Term Commencement Date and Term
Expiration Date
Exhibit D	[Intentionally omitted]
Exhibit E	Form of Letter of Credit
Exhibit F	Rules and Regulations
Exhibit G	Parking and Transportation Demand Management Plan
Exhibit H	Tenant’s Personal Property
Exhibit I	Form of Estoppel Certificate

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3. Term. The actual term of this Lease (as the same may be extended pursuant to Article 42 hereof, and as the same may be earlier terminated in accordance with this Lease, the “Term”) shall commence on the actual Term Commencement Date (as defined in Article 4) and end on the date that is sixty (60) months after the actual Term Commencement Date (such date, the “Term Expiration Date”), subject to earlier termination of this Lease as provided herein.

3.1. Termination Option. Tenant shall have the one-time option to terminate this Lease (the “Termination Option”) effective as of the date that is thirty-six (36) months after the actual Term Commencement Date (the “Termination Date”) by providing Landlord no less than nine (9) months’ prior written notice (the “Termination Notice”). Simultaneously with delivery of the Termination Notice, Tenant shall deliver to Landlord the Termination Fee (as defined below) as consideration for and a condition precedent to such early termination. The “Termination Fee” means an amount equal to the unamortized amounts (as of the Termination Date) of (a) the Tenant Improvement Costs (as defined below) and (b) any brokers’ commission payable in connection with this Lease, which amounts shall be calculated by amortizing the same on a straight-line basis commencing on the actual Term Commencement Date and ending on the Term Expiration Date. The Termination Fee will be calculated and confirmed by the parties in the Acknowledgement (as defined below). If Tenant fails to timely deliver to Landlord the Termination Notice or the Termination Fee, then the Termination Option shall automatically terminate and be of no further force or effect. If Tenant timely delivers to Landlord the Termination Notice and the Termination Fee, then Tenant shall surrender the Premises to Landlord on or before the Termination Date in accordance with all of the terms and conditions of this Lease. If Tenant does not so surrender the Premises in accordance with all of the terms and conditions of this Lease on or before the Termination Date, then Tenant, pursuant to Article 27, shall become a tenant at sufferance until the actual date (the “Surrender Date”) that Tenant surrenders the Premises to Landlord in accordance with the terms and conditions of this Lease. If Tenant timely delivers to Landlord the Termination Notice and the Termination Fee, then this Lease shall terminate on the later of (a) the Termination Date and (b) the Surrender Date, and shall thereafter be of no further force or effect, except for those provisions that, by their express terms, survive the expiration or earlier termination of this Lease. Notwithstanding anything in this Section to the contrary, Tenant shall not be permitted to exercise the Termination Option during such period of time that Tenant is in default under any provision of this Lease. Any attempted exercise of the Termination Option during a period of time in which Tenant is so in default shall be void and of no force or effect. The Termination Option is personal to AdHarmonics, Inc. and may not be exercised by any assignee, sublessee or transferee of this Lease, except by a Tenant Affiliate (as defined below) subsequent to an Exempt Transfer (as defined below) with such Tenant Affiliate or by an assignee of this Lease subsequent to an assignment in accordance with all of the terms and conditions of Article 29 below.

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4. Possession and Commencement Date.

4.1. Landlord shall use commercially reasonable efforts to tender possession of the Premises to Tenant on or before the Estimated Term Commencement Date, with the work (the “Tenant Improvements”) required of Landlord described on Exhibit B Substantially Complete (as defined below). Tenant agrees that in the event such work is not Substantially Complete on or before the Estimated Term Commencement Date for any reason, then (a) this Lease shall not be void or voidable, (b) Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, (c) the Term Expiration Date shall be extended accordingly and (d) Tenant shall not be responsible for the payment of any Base Rent or Tenant’s Share of Operating Expenses (as defined below) or Tenant’s Pro Rata Share of Taxes (as defined below) until the actual Term Commencement Date as described in Section 4.2 occurs. The term “Substantially Complete” or “Substantial Completion” means that the Tenant Improvements are substantially complete in accordance with Exhibit B, except for minor punch list items. Notwithstanding anything in this Lease to the contrary, Landlord’s obligation to timely achieve Substantial Completion shall be subject to extension on a day-for-day basis as a result of Force Majeure (as defined below).

4.2. The “Term Commencement Date” shall be the day that Landlord tenders possession of the Premises to Tenant with the Tenant Improvements Substantially Complete. If possession is delayed by action of Tenant, then the Term Commencement Date shall be the date that the Term Commencement Date would have occurred but for such delay. Tenant shall execute and deliver to Landlord written acknowledgment of the actual Term Commencement Date and the Term Expiration Date within ten (10) days after Tenant takes occupancy of the Premises, in substantially the form attached as Exhibit C hereto (the “Acknowledgement”). Failure to execute and deliver the Acknowledgment, however, shall not affect the Term Commencement Date or Landlord’s or Tenant’s liability hereunder. Failure by Tenant to obtain any governmental licensing of the Premises required for the Permitted Use by Tenant shall not serve to extend the Term Commencement Date.

4.3. Upon receipt of Tenant’s prior written request, Landlord shall provide Tenant with reasonable access to the Premises during the thirty (30) day period immediately preceding the Term Commencement Date for the sole purpose of installing improvements or the placement of personal property; provided, however, that prior to any such entry, Tenant shall furnish to Landlord evidence satisfactory to Landlord that insurance coverages required of Tenant under the provisions of Article 23 are in effect, and such entry shall be subject to all the terms and conditions of this Lease other than the payment of Base Rent or Tenant’s Share of Operating Expenses (as defined below) or Tenant’s Pro Rata Share of Taxes (as defined below); and provided, further, that if the Term Commencement Date is delayed due to such early access, then the Term Commencement Date shall be the date that the Term Commencement Date would have occurred but for such delay.

4.4. Landlord shall cause the Tenant Improvements to be constructed in the Premises at Landlord’s sole cost and expense. All costs incurred by Landlord in connection with the Tenant Improvements including, without limitation, costs of (a) construction, (b) project management by Landlord, (c) space planning, architect, engineering and other related services, (d) building permits and other taxes, fees, charges and levies by Governmental Authorities (as defined below) for permits or for inspections of the Tenant Improvements, and (e) costs and expenses for labor, material, equipment and fixtures shall be referred to in this Lease as the “Tenant Improvement Costs.” In the event that Tenant fails to comply with any of its obligations under this Lease and such failure causes Landlord to incur additional Tenant Improvement Costs,

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Tenant shall pay to Landlord as Additional Rent (as defined below) outside of Operating Expenses (as defined below) the amount of any such additional costs within thirty (30) days of receiving an invoice from Landlord. Landlord shall construct the Tenant Improvements in a first-class, good and workmanlike manner, using good materials and in compliance with all Applicable Laws.

4.5. Notwithstanding anything to the contrary in this Lease, if Substantial Completion has not occurred by the date that is one hundred twenty (120) days after the Execution Date (the “Abatement Date”), then Tenant shall be entitled to receive one (1) day of Base Rent abatement for each day thereafter that Substantial Completion has not occurred; provided, however, that the Abatement Date shall be subject to extension on a day-for-day basis as a result of (a) Force Majeure and (b) any delay caused by any action or inaction of Tenant.

5. Condition of Premises. Tenant acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of the Premises, the Building or the Project, or with respect to the suitability of the Premises, the Building or the Project for the conduct of Tenant’s business. Tenant acknowledges that (a) it is fully familiar with the condition of the Premises and agrees to take the same in its condition “as is” as of the Term Commencement Date and (b) Landlord shall have no obligation to alter, repair or otherwise prepare the Premises for Tenant’s occupancy or to pay for or construct any improvements to the Premises, except with respect to the Tenant Improvements. Tenant’s taking of possession of the Premises shall, except as otherwise agreed to in writing by Landlord and Tenant, conclusively establish that the Premises, the Building and the Project were at such time in good, sanitary and satisfactory condition and repair. Notwithstanding anything to the contrary in this Lease, Landlord hereby represents and warrants that, as of the Term Commencement Date, the heating, ventilating and air conditioning systems serving the Premises (“HVAC”), and the electrical, life safety and plumbing systems serving the Premises are in good working condition. The term “HVAC” as used in this Lease shall not include any Supplemental HVAC Unit (as defined below).

6. Rentable Area.

6.1. The term “Rentable Area” shall reflect such areas as reasonably calculated by Landlord’s architect, as the same may be reasonably adjusted from time to time by Landlord in consultation with Landlord’s architect to reflect changes to the Premises, the Building or the Project, as applicable.

6.2. The Rentable Area of the Building is generally determined by making separate calculations of Rentable Area applicable to each floor within the Building and totaling the Rentable Area of all floors within the Building. The Rentable Area of a floor is computed by measuring to the outside finished surface of the permanent outer Building walls. The full area calculated as previously set forth is included as Rentable Area, without deduction for columns and projections or vertical penetrations, including stairs, elevator shafts, flues, pipe shafts, vertical ducts and the like, as well as such items’ enclosing walls.

6.3. The term “Rentable Area,” when applied to the Premises, is that area equal to the usable area of the Premises, plus an equitable allocation of Rentable Area within the Building that is not then utilized or expected to be utilized as usable area, including that portion of the Building devoted to corridors, equipment rooms, restrooms, elevator lobby, atrium and mailroom.

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7. Rent.

7.1. Tenant shall pay to Landlord as Base Rent for the Premises, commencing on the Term Commencement Date, the sums set forth in Section 2.3, Base Rent shall be paid in equal monthly installments as set forth in Section 2.3, each in advance on the first day of each and every calendar month during the Term.

7.2. In addition to Base Rent, Tenant shall pay to Landlord as additional rent (“Additional Rent”) at times hereinafter specified in this Lease (a) any increase in Taxes (as defined below) payable with respect to the Project, based upon Tenant’s Pro Rata Share, in excess of Taxes for the calendar year ending December 31, 2013 (the “Base Year”), (b) any increase in Operating Expenses, based upon Tenant’s Pro Rata Share, in excess of Operating Expenses for the Base Year and (c) any other amounts that Tenant assumes or agrees to pay under the provisions of this Lease that are owed to Landlord, including any and all other sums that may become due by reason of any default of Tenant or failure on Tenant’s part to comply with the agreements, terms, covenants and conditions of this Lease to be performed by Tenant, after notice and the lapse of any applicable cure periods.

7.3. Base Rent and Additional Rent shall together be denominated “Rent.” Rent shall be paid to Landlord, without abatement, deduction or offset, in lawful money of the United States of America at the office of Landlord as set forth in Section 2.8 or to such other person or at such other place as Landlord may from time designate in writing. In the event the Term commences or ends on a day other than the first day of a calendar month, then the Rent for such fraction of a month shall be prorated for such period on the basis of the number of days in the month and shall be paid at the then-current rate for such fractional month.

7.4. Tenant’s obligation to pay Rent shall not be discharged or otherwise affected by (a) any Applicable Laws now or hereafter applicable to the Premises, (b) any other restriction on Tenant’s use, or (c) except as expressly provided herein, any casualty or taking. Tenant’s obligation to pay Rent with respect to any period or obligations arising, existing or pertaining to the period prior to the date of the expiration or earlier termination of the Term or this Lease shall survive any such expiration or earlier termination; provided, however, that nothing in this sentence shall in any way affect Tenant’s obligations with respect to any other period.

8. [Intentionally omitted]

9. Operating Expenses and Taxes.

9.1. As used herein, the term “Operating Expenses” shall include all costs of any kind (excluding Taxes (as defined below)) paid or incurred by Landlord in connection with the operation or maintenance of the Building and the Project, which shall include Project office rent at fair market rental for a commercially reasonable amount of space for Project management personnel, to the extent an office used for Project operations is maintained at the Project, plus

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customary expenses for such office, and costs of repairs and replacements to improvements within the Project as appropriate to maintain the Project as required hereunder; costs of utilities furnished to the Common Areas (including surcharges); sewer fees; cable television; trash collection; cleaning, including windows; heating; ventilation; air-conditioning; maintenance of landscaping and grounds; maintenance of drives and parking areas; maintenance of the roof; security services and devices; building supplies; maintenance or replacement of equipment utilized for operation and maintenance of the Project; license, permit and inspection fees; sales, use and excise taxes on goods and services purchased by Landlord in connection with the operation, maintenance or repair of the Building or Project systems and equipment; telephone, postage, stationery supplies and other expenses incurred in connection with the operation, maintenance or repair of the Project; accounting, legal and other professional fees and expenses incurred in connection with the Project; costs of furniture, draperies, carpeting, landscaping, snow removal and other customary and ordinary items of personal property provided by Landlord for use in Common Areas or in the Project office; capital expenditures; costs of complying with Applicable Laws (except to the extent such costs are incurred to remedy non-compliance as of the Execution Date with Applicable Laws); costs to keep the Project in compliance with, or fees otherwise required under, any CC&Rs (as defined below); insurance premiums, including premiums for commercial general liability, property casualty, earthquake, terrorism and environmental coverages; portions of insured losses paid by Landlord as part of the deductible portion of a loss pursuant to the terms of insurance policies; service contracts; costs of services of independent contractors retained to do work of a nature referenced above; the Property Management Fee (as defined below); and costs of compensation (including employment taxes and fringe benefits) of all persons who perform regular and recurring duties connected with the day-to-day operation and maintenance of the Project, its equipment, the adjacent walks, landscaped areas, drives and parking areas, including janitors, floor waxers, window washers, watchmen, gardeners, sweepers, plow trucks and handymen.

Notwithstanding the foregoing, Operating Expenses shall not include any leasing commissions; expenses that relate to preparation of rental space for a tenant; expenses of initial development and construction, including grading, paving, landscaping and decorating (as distinguished from maintenance, repair and replacement of the foregoing); legal expenses relating to other tenants; costs of repairs to the extent reimbursed by payment of insurance proceeds received by Landlord; interest upon loans to Landlord or secured by a mortgage or deed of trust covering the Project or a portion thereof (provided that interest upon a government assessment or improvement bond payable in installments shall constitute part of Taxes under Subsection 9.2); salaries of executive officers of Landlord; depreciation claimed by Landlord for tax purposes (provided that this exclusion of depreciation is not intended to delete from Operating Expenses actual costs of repairs and replacements and reasonable reserves in regard thereto that are provided for in the first paragraph of this Subsection 9.1); and Personal Obligation Taxes (as defined below). To the extent that Tenant uses more than Tenant’s Pro Rata Share of any item of Operating Expenses, Tenant shall pay Landlord (as Additional Rent outside of Operating Expenses within thirty (30) days of receiving an invoice from Landlord therefor) for such excess in addition to Tenant’s obligation to pay Tenant’s Pro Rata Share of any increase in Operating Expenses over Operating Expenses for the Base Year (such excess, together with Tenant’s Pro Rata Share of any increase in Operating Expenses over Operating Expenses for the Base Year, “Tenant’s Share”).

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9.2. As used herein, the term “Taxes” shall include government impositions, including property tax costs consisting of real and personal property taxes and assessments (including amounts due under any improvement bond upon the Building or the Project (including the parcel or parcels of real property upon which the Building and areas serving the Building and the Project are located)) or assessments in lieu thereof imposed by any federal, state, regional, local or municipal governmental authority, agency or subdivision (each, a “Governmental Authority”); taxes on or measured by gross rentals received from the rental of space in the Project; taxes based on the square footage of the Premises, the Building or the Project, as well as any parking charges, utilities surcharges or any other costs levied, assessed or imposed by, or at the direction of, or resulting from Applicable Laws or interpretations thereof, promulgated by any Governmental Authority in connection with the use or occupancy of the Project or the parking facilities serving the Project; any fee for a business license to operate an office building; and any expenses, including the reasonable cost of attorneys or experts, reasonably incurred by Landlord in seeking reduction by the taxing authority of the applicable taxes, less tax refunds obtained as a result of an application for review thereof. Taxes shall not include any net income, franchise, capital stock, estate or inheritance taxes, or taxes that are the personal obligation of Tenant or of another tenant of the Project (collectively, “Personal Obligation Taxes”). The definition of Taxes above is based upon the present system of real estate taxation in the Commonwealth of Massachusetts; if taxes upon rentals or any other basis shall be substituted, in whole or in part, for the present ad valorem real estate taxes, the term Taxes shall be deemed changed to the extent to which there is such a substitution for the present ad valorem real estate taxes.

9.3. Tenant shall pay to Landlord on the first day of each calendar month of the Term, as Additional Rent, (a) Landlord’s estimate of Tenant’s Pro Rata Share of any increase in Operating Expenses over the Base Year for such month, and (b) Landlord’s estimate of Tenant’s Pro Rata Share of any increase in Taxes over the Base Year for such month.

(v) The “Property Management Fee” shall equal three percent (3%) of Base Rent due from Tenant and shall be included in Operating Expenses (including during the Base Year).

(w) Within ninety (90) days after the conclusion of each calendar year (or such longer period as may be reasonably required by Landlord), Landlord shall furnish to Tenant a statement showing in reasonable detail the actual Operating Expenses and Tenant’s Pro Rata Share of any increase of Operating Expenses over the Base Year for the previous calendar year. Landlord shall maintain books and records reflecting Operating Expenses and Taxes with respect to the Building in accordance with good accounting practices and generally accepted accounting principles. Any additional sum due from Tenant to Landlord shall be due and payable within thirty (30) days of Tenant’s receipt of such statement. If the amounts paid by Tenant pursuant to this Section exceed Tenant’s Pro Rata Share of any increase of Operating Expenses over the Base Year for the previous calendar year, then Landlord shall credit the difference against the Rent next due and owing from Tenant; provided that, if the Lease term has expired, Landlord shall accompany such statement with payment for the amount of such difference.

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(x) Landlord’s estimate of Tenant’s Pro Rata Share of any increase in Taxes shall be completed in good faith by Landlord at the end of each year and thereafter be payable to Landlord in equal estimated monthly installments as provided in Section 9.3, subject to readjustment when the actual amount of Taxes is determined. After readjustment, any shortage in the amount paid by Tenant shall be due and payable by Tenant within thirty (30) days after demand by Landlord, and any overpayment by Tenant shall be credited by Landlord against the Rent next due and owing from Tenant; provided that, if the Term has expired, Landlord shall accompany any such statement of readjustment with payment for the amount of such overpayment.

(y) Any amount due under this Section for any period that is less than a full month shall be prorated for such fractional month on the basis of the number of days in the month.

(z) Notwithstanding anything to the contrary in this Lease, in the event that (i) actual Operating Expenses for any calendar year, based on Tenant’s Pro Rata Share, are less than Operating Expenses for the Base Year, or (ii) actual Taxes for any calendar year, based on Tenant’s Pro Rata Share, are less than Taxes for the Base Year, Tenant shall not be entitled to receive any amounts from Landlord on account thereof or any credit toward Tenant’s obligations with respect to Rent under this Lease.

9.4 Landlord may, from time to time, modify Landlord’s calculation and allocation procedures for Operating Expenses, so long as such modifications produce Dollar results substantially consistent with Landlord’s then-current practice at the Project. Landlord or an affiliate(s) of Landlord currently own other property(ies) adjacent to the Project or its neighboring properties (collectively, “Neighboring Properties”), In connection with Landlord performing services for the Project pursuant to this Lease, similar services may be performed by the same vendor(s) for Neighboring Properties. In such a case, Landlord shall reasonably allocate to each Building and the Project the costs for such services based upon the ratio that the square footage of the Building or the Project (as applicable) bears to the total square footage of all of the Neighboring Properties or buildings within the Neighboring Properties for which the services are performed, unless the scope of the services performed for any building or property (including the Building and the Project) is disproportionately more or less than for others, in which case Landlord shall equitably allocate the costs based on the scope of the services being performed for each building or property (including the Building and the Project).

9.5 Tenant shall not be responsible for Operating Expenses or Taxes attributable to the time period prior to the Term Commencement Date. Tenant’s responsibilities for Tenant’s Share with respect to Operating Expenses and Tenant’s Pro Rata Share with respect to Taxes shall continue to the latest of (a) the date of termination of the Lease, (b) the date Tenant has fully vacated the Premises and (c) if termination of the Lease is due to a default by Tenant, the date of rental commencement of a replacement tenant.

9.6 Operating Expenses and Taxes for the calendar year in which Tenant’s obligation to share therein commences and for the calendar year in which such obligation ceases shall be prorated on a basis reasonably determined by Landlord. Expenses such as taxes, assessments and insurance premiums that are incurred for an extended time period shall be prorated based upon the time periods to which they apply so that the amounts attributed to the Premises relate in a reasonable manner to the time period wherein Tenant has an obligation to share in Operating Expenses and Taxes.

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9.7 Within ten (10) business days after the end of each calendar month, Tenant shall submit to Landlord an invoice, or, in the event an invoice is not available, an itemized list, of all costs and expenses that (a) Tenant has incurred (either internally or by employing third parties) during the prior month and (b) for which Tenant reasonably believes it is entitled to reimbursements from Landlord pursuant to the terms of this Lease or that Tenant reasonably believes is the responsibility of Landlord pursuant to this Lease or Exhibit B.

9.8 In the event that the Project is less than ninety-five percent (95%) occupied during a calendar year, Tenant acknowledges that Landlord may extrapolate Operating Expenses that vary depending on the occupancy of the Project to equal Landlord’s reasonable estimate of what such Operating Expenses would have been had the Project been ninety-five percent (95%) occupied during such calendar year; provided, however, that Landlord shall not recover more than one hundred percent (100%) of Operating Expenses.

10. Taxes on Tenant’s Property.

10.1. Tenant shall pay prior to delinquency any and all (a) taxes levied against any personal property or trade fixtures placed by Tenant in or about the Premises or (b) taxes on this transaction or any document to which Tenant is a party creating or transferring an interest in the Premises.

10.2. If any such taxes on Tenant’s personal property or trade fixtures are levied against Landlord or Landlord’s property or, if the assessed valuation of the Building, the Property or the Project is increased by inclusion therein of a value attributable to Tenant’s personal property or trade fixtures, and if Landlord, after written notice to Tenant, pays the taxes based upon any such increase in the assessed value of the Building, the Property or the Project, then Tenant shall, upon demand, repay to Landlord the taxes so paid by Landlord.

10.3. If any improvements in or alterations to the Premises, whether owned by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, are assessed for real property tax purposes at a valuation higher than the valuation at which improvements conforming to Landlord’s building standards (the “Building Standard”) in other spaces in the Building are assessed, then the real property taxes and assessments levied against Landlord or the Building, the Property or the Project by reason of such excess assessed valuation shall be deemed to be taxes levied against personal property of Tenant and shall be governed by the provisions of Section 10.2. Any such excess assessed valuation due to improvements in or alterations to space in the Project leased by other tenants at the Project shall not be included in Operating Expenses. If the records of the applicable governmental assessor’s office are available and sufficiently detailed to serve as a basis for determining whether such Tenant improvements or alterations are assessed at a higher valuation than the Building Standard, then such records shall be binding on both Landlord and Tenant.

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11. Security Deposit.

11.1. Tenant shall deposit with Landlord on or before the Execution Date the sum set forth in Section 2.6 (the “Security Deposit”), which sum shall be held by Landlord as security for the faithful performance by Tenant of all of the terms, covenants and conditions of this Lease to be kept and performed by Tenant during the period commencing on the Execution Date and ending upon the expiration or termination of Tenant’s obligations under this Lease. If Tenant Defaults (as defined below) with respect to any provision of this Lease, including any provision relating to the payment of Rent, then Landlord may (but shall not be required to) use, apply or retain all or any part of the Security Deposit for the payment of any Rent or any other sum in default, or to compensate Landlord for any other loss or damage that Landlord may suffer by reason of Tenant’s default. If any portion of the Security Deposit is so used or applied, then Tenant shall, within ten (10) days following demand therefor, deposit cash with Landlord in an amount sufficient to restore the Security Deposit to its original amount, and Tenant’s failure to do so shall be a material breach of this Lease. The provisions of this Article shall survive the expiration or earlier termination of this Lease.

11.2. In the event of bankruptcy or other debtor-creditor proceedings against Tenant, the Security Deposit shall be deemed to be applied first to the payment of Rent and other charges due Landlord for all periods prior to the filing of such proceedings.

11.3. Landlord may deliver to any purchaser of Landlord’s interest in the Premises the funds deposited hereunder by Tenant, and thereupon Landlord shall be discharged from any further liability with respect to such deposit. This provision shall also apply to any subsequent transfers.

11.4. If Tenant shall fully and faithfully perform every provision of this Lease to be performed by it, then the Security Deposit, or any balance thereof, shall be returned to Tenant (or, at Landlord’s option, to the last assignee of Tenant’s interest hereunder) within thirty (30) days after the expiration or earlier termination of this Lease.

11.5. [Intentionally omitted]

11.6. If the Security Deposit shall be in cash, Landlord shall hold the Security Deposit in an account at a banking organization selected by Landlord; provided, however, that Landlord shall not be required to maintain a separate account for the Security Deposit, but may intermingle it with other funds of Landlord. Landlord shall be entitled to all interest and/or dividends, if any, accruing on the Security Deposit. Landlord shall not be required to credit Tenant with any interest for any period during which Landlord does not receive interest on the Security Deposit.

11.7. The Security Deposit may be in the form of cash, a letter of credit or any other security instrument acceptable to Landlord in its sole discretion. Tenant may at any time, except when Tenant is in Default (as defined below), deliver a letter of credit (the “L/C Security”) as the entire Security Deposit, as follows:

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(a) If Tenant elects to deliver L/C Security, then Tenant shall provide Landlord, and maintain in full force and effect throughout the Term and until the date that is six (6) months after the then-current Term Expiration Date, a letter of credit in the form of Exhibit E issued by an issuer reasonably satisfactory to Landlord, in the amount of the Security Deposit, with an initial term of at least one year. Landlord may require the L/C Security to be re-issued by a different issuer at any time during the Term if Landlord reasonably believes that the issuing bank of the L/C Security is or may soon become insolvent; provided, however, Landlord shall return the existing L/C Security to the existing issuer immediately upon receipt of the substitute L/C Security. If any issuer of the L/C Security shall become insolvent or placed into FDIC receivership, then Tenant shall immediately deliver to Landlord (without the requirement of notice from Landlord) substitute L/C Security issued by an issuer reasonably satisfactory to Landlord, and otherwise conforming to the requirements set forth in this Article. As used herein with respect to the issuer of the L/C Security, “insolvent” shall mean the determination of insolvency as made by such issuer’s primary bank regulator (i.e., the state bank supervisor for state chartered banks; the OCC or OTS, respectively, for federally chartered banks or thrifts; or the Federal Reserve for its member banks). If, at the Term Expiration Date, any Rent remains uncalculated or unpaid, then (i) Landlord shall with reasonable diligence complete any necessary calculations, (ii) Tenant shall extend the expiry date of such L/C Security from time to time as Landlord reasonably requires and (iii) in such extended period, Landlord shall not unreasonably refuse to consent to an appropriate reduction of the L/C Security. Tenant shall reimburse Landlord’s actual, reasonable legal costs (as estimated by Landlord’s counsel) in handling Landlord’s acceptance of L/C Security or its replacement or extension.

(b) If Tenant delivers to Landlord satisfactory L/C Security in place of the entire Security Deposit, Landlord shall remit to Tenant any cash Security Deposit Landlord previously held.

(c) Landlord may draw upon the L/C Security, and hold and apply the proceeds in the same manner and for the same purposes as the Security Deposit, if (i) an uncured Default (as defined below) exists, (ii) as of the date forty-five (45) days before any L/C Security expires (even if such scheduled expiry date is after the Term Expiration Date) Tenant has not delivered to Landlord an amendment or replacement for such L/C Security, reasonably satisfactory to Landlord, extending the expiry date to the earlier of (1) six (6) months after the then-current Term Expiration Date or (2) the date one year after the then-current expiry date of the L/C Security, (iii) the L/C Security provides for automatic renewals, Landlord asks the issuer to confirm the current L/C Security expiry date, and the issuer fails to do so within ten (10) business days, (iv) Tenant fails to pay (when and as Landlord reasonably requires) any bank charges for Landlord’s transfer of the L/C Security or (v) the issuer of the L/C Security ceases, or announces that it will cease, to maintain an office in the city where Landlord may present drafts under the L/C Security (and fails to permit drawing upon the L/C Security by overnight courier or facsimile). This Section does not limit any other provisions of this Lease allowing Landlord to draw the L/C Security under specified circumstances.

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(d) Tenant shall not seek to enjoin, prevent, or otherwise interfere with Landlord’s draw under L/C Security, even if it violates this Lease. Tenant acknowledges that the only effect of a wrongful draw would be to substitute a cash Security Deposit for L/C Security, causing Tenant no legally recognizable damage. Landlord shall hold the proceeds of any draw in the same manner and for the same purposes as a cash Security Deposit. In the event of a wrongful draw, the parties shall cooperate to allow Tenant to post replacement L/C Security simultaneously with the return to Tenant of the wrongfully drawn sums, and Landlord shall upon request confirm in writing to the issuer of the L/C Security that Landlord’s draw was erroneous.

(e) If Landlord transfers its interest in the Premises, then Tenant shall at Tenant’s expense, within five (5) business days after receiving a request from Landlord, deliver (and, if the issuer requires, Landlord shall consent to) an amendment to the L/C Security naming Landlord’s grantee as substitute beneficiary. If the required Security Deposit changes while L/C Security is in force, then Tenant shall deliver (and, if the issuer requires, Landlord shall consent to) a corresponding amendment to the L/C Security.

12. Use.

12.1. Tenant shall use the Premises for the Permitted Use, and shall not use the Premises, or permit or suffer the Premises to be used, for any other purpose without Landlord’s prior written consent, which consent Landlord may withhold in its sole and absolute discretion.

12.2. Tenant shall not use or occupy the Premises in violation of Applicable Laws; zoning ordinances; or the certificate of occupancy issued for the Building or the Project, and shall, upon five (5) days’ written notice from Landlord, discontinue any use of the Premises that is declared or claimed by any Governmental Authority having jurisdiction to be a violation of any of the above, or that in Landlord’s reasonable opinion violates any of the above. Tenant shall comply with any direction of any Governmental Authority having jurisdiction that shall, by reason of the nature of Tenant’s use or occupancy of the Premises, impose any duty upon Tenant or Landlord with respect to the Premises or with respect to the use or occupation thereof.

12.3. Tenant shall not do or permit to be done anything that will invalidate or increase the cost of any fire, environmental, extended coverage or any other insurance policy covering the Building or the Project, and shall comply with all rules, orders, regulations and requirements of the insurers of the Building and the Project, and Tenant shall promptly, upon demand, reimburse Landlord for any additional premium charged for such policy by reason of Tenant’s failure to comply with the provisions of this Article. Landlord acknowledges that Tenant’s use of the Premises for the Permitted Use in accordance with all of the terms and conditions of this Lease shall not invalidate or increase the cost of any fire, environmental, extended coverage or any other insurance policy covering the Building or the Project.

12.4. Tenant shall keep all doors opening onto public corridors closed, except when in use for ingress and egress.

12.5. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by Tenant, nor shall any changes be made to existing locks or the mechanisms thereof without Landlord’s prior written consent. Tenant shall, upon termination of this Lease, return to Landlord all keys to offices and restrooms either furnished to or otherwise procured by Tenant. In the event any key so furnished to Tenant is lost, Tenant shall pay to Landlord the actual cost of replacing the same or of changing the lock or locks opened by such lost key if Landlord shall deem it necessary to make such change.

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12.6. No awnings or other projections shall be attached to any outside wall of the Building. No curtains, blinds, shades or screens shall be attached to or hung in, or used in connection with, any window or door of the Premises other than Landlord’s standard window coverings without Landlord’s prior written consent (in Landlord’s so e and absolute discretion). Neither the interior nor exterior of any windows shall be coated or otherwise sunscreened without Landlord’s prior written consent, nor shall any bottles, parcels or other articles be placed on the windowsills. No equipment, furniture or other items of personal property shall be placed on any exterior balcony without Landlord’s prior written consent.

12.7. No sign, advertisement or notice (“Signage”) shall be exhibited, painted or affixed by Tenant on any part of the Premises or the Building without Landlord’s prior written consent. Signage shall conform to Landlord’s design criteria. For any Signage, Tenant shall, at Tenant’s own cost and expense, (a) acquire all permits for such Signage in compliance with Applicable Laws and (b) design, fabricate, install and maintain such Signage in a first-class condition. Tenant shall be responsible for reimbursing Landlord for costs incurred by Landlord in removing any of Tenant’s Signage upon the expiration or earlier termination of the Lease. Interior signs on entry doors to the Premises and the directory tablet shall be inscribed, painted or affixed for Tenant by Landlord at Landlord’s sole cost and expense, and shall be of a size, color and type and be located in a place acceptable to Landlord. The directory tablet shall be provided exclusively for the display of the name and location of tenants only. Tenant shall not place anything on the exterior of the corridor walls or corridor doors other than Landlord’s standard lettering. At Landlord’s option, Landlord may install any Tenant Signage, and Tenant shall pay all actual costs associated with such installation within thirty (30) days after demand therefor.

12.8. Tenant may only place equipment within the Premises with floor loading consistent with the Building’s structural design unless Tenant obtains Landlord’s prior written approval. Tenant may place such equipment only in a location designed to carry the weight of such equipment.

12.9. Tenant shall cause any equipment or machinery to be installed in the Premises so as to reasonably prevent sounds or vibrations therefrom from extending into the Common Areas or other offices in the Project.

12.10. Tenant shall not (a) do or permit anything to be done in or about the Premises that shall in any way unreasonably obstruct or interfere with the rights of other tenants or occupants of the Project, or injure or annoy them, (b) use or allow the Premises to be used for immoral, unlawful or objectionable purposes, (c) cause, maintain or permit any nuisance or waste in, on or about the Project or (d) take any other action that would in Landlord’s reasonable determination in any manner adversely affect other tenants’ quiet use and enjoyment of their space or adversely impact their ability to conduct business in a professional and suitable work environment.

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12.11. Notwithstanding any other provision herein to the contrary, Tenant shall be responsible for all liabilities, costs and expenses arising out of or in connection with the compliance of the Premises with the Americans with Disabilities Act, 42 U.S.C. § 12101, et seq., and any state and local accessibility laws, codes, ordinances and rules (collectively, and together with regulations promulgated pursuant thereto, the “ADA”), and Tenant shall indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord) and hold Landlord and its affiliates, employees, agents and contractors; and any lender, mortgagee or beneficiary (each, a “Lender” and, collectively with Landlord and its affiliates, employees, agents and contractors, the “Landlord Indemnitees”) harmless from and against any demands, claims, liabilities, losses, costs, expenses, actions, causes of action, damages, suits or judgments, and all reasonable expenses (including reasonable attorneys’ fees, charges and disbursements, regardless of whether the applicable demand, claim, action, cause of action or suit is voluntarily withdrawn or dismissed) incurred in investigating or resisting the same (collectively, “Claims”) arising out of any such failure of the Premises to comply with the ADA. This Section (as well as any other provisions of this Lease dealing with indemnification of the Landlord Indemnitees by Tenant shall be deemed to be modified in each case by the insertion in the appropriate place of the following: “except as otherwise provided in Mass. G.L. Ter. Ed., C. 186, Section 15.” The provisions of this Section shall survive the expiration or earlier termination of this Lease. Landlord hereby represents and warrants that, as of the Term Commencement Date, the Common Areas are in compliance with the ADA.

13. Rules and Regulations, CC&Rs, Parking Facilities and Common Areas.

13.1. Tenant shall have the non-exclusive right, in common with others, to use the Common Areas in conjunction with Tenant’s use of the Premises for the Permitted Use, and such use of the Common Areas and Tenant’s use of the Premises shall be subject to the rules and regulations adopted by Landlord and attached hereto as Exhibit F, together with such other reasonable and nondiscriminatory rules and regulations as are hereafter promulgated by Landlord in its sole and absolute discretion (the “Rules and Regulations”). Tenant shall faithfully observe and comply with the Rules and Regulations. Landlord shall not be responsible to Tenant for the violation or non-performance by any other tenant or any agent, employee or invitee thereof of any of the Rules and Regulations.

13.2. This Lease is subject to any recorded covenants, conditions or restrictions on the Project or Property (the “CC&Rs”), as the same may be amended, amended and restated, supplemented or otherwise modified from time to time. Tenant shall comply with the CC&Rs.

13.3. This Lease is also subject to the Parking and Transportation Demand Management Plan for the Property that was approved on March 29, 1999 and that is attached hereto as Exhibit G with all applicable transfers thereof (the “PTDM”). Tenant acknowledges that Tenant, at its sole cost and expense, shall comply with the requirements in the PTDM, including (without limitation) the requirements set forth in the “Alternative Work Programs”, “Public Transportation Incentives”, “Ridesharing Programs” and “Provisions of Bicycle and Pedestrian Amenities” sections thereof. Tenant, at its sole cost and expense, shall also comply with the reporting requirements set forth in the PTDM, insofar as the same apply to Tenant or are relevant to Tenant’s role in or contribution to the PTDM fulfillment requirements for the Building (but not otherwise) at Landlord’s written request. Any costs incurred by Landlord in connection with the PTDM shall be an Operating Expense.

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13.4. Tenant shall have a non-exclusive, irrevocable license to use Tenant’s Pro Rata Share of parking spaces in the parking facilities serving the Building (which, as of the Execution Date, is one (1) space per one thousand (1,000) square feet of Rentable Area of the Premises) in common on an unreserved basis with other tenants of the Building during the Term at a cost of Two Hundred Ten Dollars ($210.00) per parking space per month, which Tenant shall pay simultaneously with payments of Base Rent as Additional Rent outside of Operating Expenses. The monthly charge is subject to increase from time to time to equal the fair market parking charges for comparable commercial parking facilities for comparable quality buildings in the Kendall Square area of the City of Cambridge, Massachusetts, as reasonably determined by Landlord. Notwithstanding anything set forth herein to the contrary, Tenant may, upon sixty (60) days’ prior written notice to Landlord, choose to release its license to use any portion of Tenant’s Pro Rata Share of parking facilities serving the Building (the “Released Spaces”). In the event of any such release, Tenant shall not be obligated to pay any future monthly parking charge for such Released Spaces, and Landlord, in its sole discretion, may grant use of the Released Spaces to a third party. Tenant, upon sixty (60) days’ prior written notice to Landlord, may request that Landlord reinstate Tenant’s license to use the Released Spaces. In the event that all or any portion of the Released Spaces are available, Landlord shall reinstate Tenant’s license to use the same and Tenant shall be obligated to pay the corresponding parking fee as set forth in this Section.

13.5. Tenant agrees not to unreasonably overburden the parking facilities and agrees to cooperate with Landlord and other tenants in the use of the parking facilities. Landlord reserves the right to determine that parking facilities are becoming overcrowded and to limit Tenant’s use thereof. Upon such determination, Landlord may reasonably allocate parking spaces among Tenant and other tenants of the Building or the Project. Nothing in this Section, however, is intended to create an affirmative duty on Landlord’s part to monitor parking.

13.6. Landlord reserves the right to modify the Common Areas provided the same does not materially detrimentally affect the size or use of the Premises, including the right to add or remove exterior and interior landscaping and to subdivide real property. Tenant acknowledges that Landlord specifically reserves the right to allow the exclusive use of corridors and restroom facilities located on specific floors to one or more tenants occupying such floors; provided, however, that Tenant shall not be deprived of the use of the corridors reasonably required to serve the Premises or of restroom facilities serving the floor upon which the Premises are located.

14. Project Control by Landlord.

14.1. Landlord reserves full control over the Building and the Project to the extent not inconsistent with Tenant’s enjoyment of the Premises as provided by this Lease. This reservation includes Landlord’s right to subdivide the Project; convert the Building to condominium units; change the size of the Project by selling all or a portion of the Project or adding real property and any improvements thereon to the Project; grant easements and licenses to third parties; maintain or establish ownership of the Building separate from fee title to the Property; make additions to or reconstruct portions of the Building and the Project; install, use, maintain, repair, replace and relocate for service to the Premises and other parts of the Building

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or the Project pipes, ducts, conduits, wires and appurtenant fixtures, wherever located in the Premises, the Building or elsewhere at the Project; and alter or relocate any other Common Area or facility, including private drives, lobbies and entrances; provided, however, that such rights shall be exercised in a way that does not materially adversely affect Tenant’s beneficial use and occupancy of the Premises, including the Permitted Use and Tenant’s access to the Premises.

14.2. Possession of areas of the Premises necessary for utilities, services, safety and operation of the Building is reserved to Landlord.

14.3. Tenant shall, at Landlord’s request, promptly execute such further documents as may be reasonably appropriate to assist Landlord in the performance of its obligations hereunder; provided that Tenant need not execute any document that creates additional liability for Tenant or that deprives Tenant of the quiet enjoyment and use of the Premises as provided for in this Lease.

14.4. Upon reasonable advance notice to Tenant, Landlord may, at any and all reasonable times during non-business hours (or during business hours, if (a) with respect to Subsections 14.4(u) through 14.4(y), Tenant so requests, and (b) with respect to Subsection 14.4(z), if Landlord so requests, but provided the same does not materially adversely affect Tenant’s day-to-day business operations), and upon twenty-four (24) hours’ prior notice (provided that no time restrictions shall apply or advance notice be required if an emergency necessitates immediate entry), enter the Premises to (u) inspect the same and to determine whether Tenant is in compliance with its obligations hereunder, (v) supply any service Landlord is required to provide hereunder, (w) alter, improve or repair any portion of the Building other than the Premises for which access to the Premises is reasonably necessary, (x) post notices of nonresponsibility, (y) access the telephone equipment, electrical substation and fire risers and (z) show the Premises to prospective purchasers or tenants during the final year of the Term. In connection with any such alteration, improvement or repair as described in Subsection 14.4(w), Landlord may erect in the Premises or elsewhere in the Project scaffolding and other structures reasonably required for the alteration, improvement or repair work to be performed. In no event shall Tenant’s Rent abate as a result of Landlord’s activities pursuant to this Section; provided, however, that all such activities shall be conducted in such a manner so as to cause as little interference to Tenant as is reasonably possible. Landlord shall at all times retain a key with which to unlock all of the doors in the Premises. If an emergency necessitates immediate access to the Premises, Landlord may use whatever force is necessary to enter the Premises, and any such entry to the Premises shall not constitute a forcible or unlawful entry to the Premises, a detainer of the Premises, or an eviction of Tenant from the Premises or any portion thereof.

15. Quiet Enjoyment. Landlord covenants that Tenant, upon paying the Rent and performing its obligations contained in this Lease, may peacefully and quietly have, hold and enjoy the Premises, free from any claim by Landlord or persons claiming under Landlord, but subject to all of the terms and provisions hereof, provisions of Applicable Laws and rights of record to which this Lease is or may become subordinate. This covenant is in lieu of any other quiet enjoyment covenant, either express or implied.

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16. Utilities and Services.

16.1. Landlord shall pay the appropriate service provider for all water (from a local municipal or similar source) and gas supplied to the Premises. Tenant shall pay Tenant’s Pro Rata Share of all charges of such utilities as part of Operating Expenses; provided, however, that if Tenant’s consumption of any such utility exceeds that of a typical office user (as reasonably determined by Landlord), then Tenant shall pay to Landlord (as Additional Rent outside of Operating Expenses within thirty (30) days of receiving an invoice from Landlord therefor) the total cost of such excess consumption (including, without limitation, the cost of purchasing, installing and monitoring any metering equipment Landlord deems reasonably necessary to monitor such excess consumption). Tenant shall pay for all electricity supplied to the Premises (which Premises are currently separately sub-metered), together with any fees, surcharges and taxes thereon. In the event that electricity is not separately metered to Tenant for any period of time during the Term, Tenant shall pay to Landlord (as Additional Rent outside of Operating Expenses within thirty (30) days of receiving an invoice from Landlord therefor) Tenant’s Pro Rata Share of electricity jointly metered with other premises; provided, however, that if Tenant’s consumption of electricity exceeds Tenant’s Pro Rata Share (as reasonably determined by Landlord), then Tenant shall pay to Landlord the total cost of such excess consumption (including, without limitation, the cost of purchasing, installing and monitoring any metering equipment Landlord deems reasonably necessary to monitor such excess consumption). In the event that the Project is less than ninety-five percent (95%) occupied during a calendar year, Tenant acknowledges that Landlord may extrapolate utility usage that varies depending on the occupancy of the Project to equal Landlord’s reasonable estimate of what such utility usage would have been had the Project been ninety-five percent (95%) occupied during such calendar year; provided, however, that Landlord shall not recover more than one hundred percent (100%) of the cost of such utilities. Tenant shall not be liable for the cost of utilities supplied to the Premises attributable to the time period prior to the Term Commencement Date; provided, however, that, if Landlord shall permit Tenant possession of the Premises prior to the Term Commencement Date and Tenant uses the Premises for any purpose other than placement of personal property as set forth in Section 4.3, then Tenant shall be responsible for the cost of utilities supplied to the Premises from such earlier date of possession.

16.2. Landlord shall not be liable for, nor shall any eviction of Tenant result from, the failure to furnish any utility or service, whether or not such failure is caused by accident; breakage; repair; strike, lockout or other labor disturbance or labor dispute of any character; act of terrorism; shortage of materials, which shortage is not unique to Landlord or Tenant, as the case may be; governmental regulation, moratorium or other governmental action, inaction or delay; or other causes beyond Landlord’s control (collectively, “Force Majeure”) or, to the extent permitted by Applicable Laws, Landlord’s negligence. In the event o such failure, Tenant shall not be entitled to termination of this Lease or any abatement or reduction of Rent, nor shall Tenant be relieved from the operation of any covenant or agreement of this Lease. Notwithstanding anything to the contrary in this Lease, if, for more than ten (10) consecutive business days following written notice to Landlord and as a direct result of Landlord’s gross negligence or willful misconduct, the provision of HVAC or other utilities to all or a material portion of the Premises that Landlord must provide pursuant to this Lease is interrupted, then Tenant’s Base Rent and Operating Expenses (or, to the extent that less than all of the Premises

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are affected, a proportionate amount (based on the Rentable Area of the Premises that is rendered unusable) of Base Rent and Operating Expenses) shall thereafter be abated until the Premises are again usable by Tenant for the Permitted Use; provided, however, that, if Landlord is diligently pursuing the restoration of such HVAC and other utilities and Landlord provides substitute HVAC and other utilities reasonably suitable for Tenant’s continued use and occupancy of the Premises for the Permitted Use (e.g., supplying portable air conditioning equipment), then neither Base Rent nor Operating Expenses shall be abated. In the event of any interruption of HVAC or other utilities that Landlord must provide pursuant to this Lease, regardless of the cause, Landlord shall diligently pursue the restoration of such HVAC and other utilities. Notwithstanding anything in this Lease to the contrary, but subject to Article 24 (which shall govern in the event of a casualty), the provisions of this Section shall be Tenant’s sole recourse and remedy in the event of an interruption of HVAC or other utilities to the Premises.

16.3. Tenant shall pay for, prior to delinquency of payment therefor, any utilities and services that may be furnished to the Premises during or, if Tenant occupies the Premises after the expiration or earlier termination of the Term, after the Term, beyond those utilities provided by Landlord, including telephone, internet service, cable television and other telecommunications, together with any fees, surcharges and taxes thereon. Upon Landlord’s demand, utilities and services provided to the Premises that are separately metered shall be paid by Tenant directly to the supplier of such utilities or services.

16.4. Tenant shall not, without Landlord’s prior written consent, use any device in the Premises (including data processing machines) that will in any way (a) increase the amount of ventilation, air exchange, gas, steam, electricity or water required or consumed in the Premises based upon Tenant’s Pro Rata Share beyond the existing capacity of the Building or the Project usually furnished or supplied for the Permitted Use or (b) exceed Tenant’s Pro Rata Share of the capacity to provide such utilities or services.

16.5. If Tenant shall require utilities or services in excess of those usually furnished or supplied for tenants in similar spaces in the Building or the Project by reason of Tenant’s equipment or extended hours of business operations, then Tenant shall first procure Landlord’s consent for the use thereof, which consent Landlord may condition upon the availability of such excess utilities or services, and Tenant shall pay as Additional Rent an amount equal to the actual cost of providing such excess utilities and services with no surcharge or administrative fee added by the Landlord.

16.6. Landlord shall provide water in Common Areas for lavatory and landscaping purposes only, which water shall be from the local municipal or similar source; provided, however, that if Landlord determines that Tenant requires, uses or consumes water provided to the Common Areas for any purpose other than ordinary lavatory purposes, Landlord may install a water meter (“Tenant Water Meter”) and thereby measure Tenant’s water consumption for all purposes. Tenant shall pay Landlord for the costs of any Tenant Water Meter and the installation and maintenance thereof during the Term. If Landlord installs a Tenant Water Meter, Tenant shall pay for water consumed, as shown on such meter, as and when bills are rendered. If Tenant fails to timely make such payments, Landlord may pay such charges and collect the same from Tenant. Any such costs or expenses incurred or payments made by Landlord for any of the reasons or purposes stated in this Section shall be deemed to be Additional Rent payable by Tenant and collectible by Landlord as such.

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16.7. Landlord reserves the right to stop service of the elevator, plumbing, ventilation, air conditioning and utility systems, when Landlord deems necessary or desirable, due to accident, emergency or the need to make repairs, alterations or improvements, until such repairs, alterations or improvements shall have been completed, and, except as provided in Section 16.2, Landlord shall further have no responsibility or liability for failure to supply elevator facilities, plumbing, ventilation, air conditioning or utility service when prevented from doing so by Force Majeure or, to the extent permitted by Applicable Laws, Landlord’s negligence; a failure by a third party to deliver gas, oil or another suitable fuel supply; or Landlord’s inability by exercise of reasonable diligence to obtain gas, oil or another suitable fuel. Without limiting the foregoing, it is expressly understood and agreed that any covenants on Landlord’s part to furnish any service pursuant to any of the terms, covenants, conditions, provisions or agreements of this Lease, or to perform any act or thing for the benefit of Tenant, shall not be deemed breached if Landlord is unable to furnish or perform the same by virtue of Force Majeure or, to the extent permitted by Applicable Laws, Landlord’s negligence.

16.8. For the Premises, Landlord shall (a) maintain and operate the HVAC used for typical office use only (and not for uses other than office use, including HVAC related to laboratory fixtures and equipment) and (b) subject to clause (a) above, furnish HVAC as reasonably required (except as this Lease otherwise provides or as to any special requirements that arise from Tenant’s particular use of the Premises) for reasonably comfortable occupancy of the Premises during normal business hours on normal business days (which, for purposes of this Lease, are defined as Monday through Friday from 8:00 a.m. until 6:00 p.m. and Saturdays from 8:00 a.m. until 1 p.m., excluding holidays recognized as such by the federal government and/or the Commonwealth of Massachusetts) subject to casualty, eminent domain or as otherwise specified in this Article. If Tenant will require HVAC outside normal business hours on normal business days (“Overtime HVAC”), then Landlord shall be obligated to provide Overtime HVAC only if Tenant (y) requests it by 4 p.m. on the immediately preceding business day and (z) requires a minimum of at least two (2) hours of Overtime HVAC. Tenant shall pay Landlord (as Additional Rent outside of Operating Expenses within thirty (30) days of receiving an invoice therefor) Landlord’s then-current hourly rate for Overtime HVAC for the Premises, the rate of which is currently Fifty Dollars ($50.00) per hour and is subject to change on thirty (30) days prior written notice to Tenant. Notwithstanding anything to the contrary in this Section, except as provided in Section 16.2, Landlord shall have no liability, and Tenant shall have no right or remedy, on account of any interruption or impairment in HVAC services; provided that Landlord diligently endeavors to cure any such interruption or impairment.

16.9. Notwithstanding anything to the contrary in this Lease, any supplemental HVAC unit servicing the server room within the Premises (the “Supplemental HVAC Unit”) shall be the sole responsibility of Tenant and Landlord shall have no obligations with respect thereto. Tenant shall, at its sole cost and expense, maintain and keep the Supplemental HVAC Unit in good condition and repair and shall otherwise be solely responsible for any repair, maintenance and/or replacement costs with respect to the Supplemental HVAC Unit. Tenant shall keep in full force and effect during the Term (and occupancy by Tenant, if any, after termination of this Lease) a

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preventative maintenance contract for quarterly, semi-annual, and annual Supplemental HVAC Unit inspections and maintenance using a qualified, licensed, bonded service provider reasonably approved by Landlord. If requested in writing by Landlord, Tenant shall provide to Landlord copies of the Supplemental HVAC Unit maintenance contracts and the Supplemental HVAC Unit maintenance reports on a quarterly basis. In the event Landlord determines that Tenant is not properly maintaining the Supplemental HVAC Unit, Landlord may take over Tenant’s responsibilities with respect to the Supplemental HVAC Unit. Any such costs or expenses incurred, or payments made by Landlord as a result of Tenant failing to properly maintain the Supplemental HVAC Unit, shall be deemed to be Additional Rent payable by Tenant outside of Operating Expenses within thirty (30) days of receiving an invoice therefor. Tenant shall pay to Landlord (as Additional Rent outside of Operating Expenses within thirty (30) days of receiving an invoice therefor) all monthly utility charges incurred in connection with running the Supplemental HVAC Unit. Tenant shall pay to Landlord (as Additional Rent outside of Operating Expenses within thirty (30) days of receiving an invoice therefor) an amount equal to all costs incurred by Landlord in connection with purchasing, installing and monitoring any metering equipment Landlord deems reasonably necessary to monitor utility consumption with respect to the Supplemental HVAC Unit. Notwithstanding anything to the contrary in this Lease, Landlord shall have no liability, and Tenant shall have no right or remedy, on account of any interruption or impairment with respect to the Supplemental HVAC Unit.

17. Alterations.

17.1. Tenant shall make no alterations, additions or improvements in or to the Premises or engage in any construction, demolition, reconstruction, renovation, or other work (whether major or minor) of any kind in, at, or serving the Premises (“Alterations”) without Landlord’s prior written approval, which approval Landlord shall not unreasonably withhold; provided, however, that in the event any proposed Alteration affects (a) any structural portions of the Building, including exterior walls, roof, foundation, foundation systems (including barriers and subslab systems), or core of the Building, (b) the exterior of the Building or (c) any Building systems, including elevator, plumbing, air conditioning, heating, electrical, security, life safety and power, then Landlord may withhold its approval with respect thereto in its reasonable discretion (except with respect to Alterations described in Subsection 17.l(a), (b) or (c), in which case Landlord may withhold its approval in its sole and absolute discretion). Tenant shall, in making any such Alterations, use only those architects, contractors, suppliers and mechanics of which Landlord has given prior written approval, which approval shall be in Landlord’s sole and absolute discretion. In seeking Landlord’s approval, Tenant shall provide Landlord, at least fourteen (14) days in advance of any proposed construction, with plans, specifications, bid proposals, certified stamped engineering drawings and calculations by Tenant’s engineer of record or architect of record, (including connections to the Building’s structural system, modifications to the Building’s envelope, non-structural penetrations in slabs or walls, and modifications or tie-ins to life safety systems), work contracts, requests for laydown areas and such other information concerning the nature and cost of the Alterations as Landlord may reasonably request. In no event shall Tenant use or Landlord be required to approve any architects, consultants, contractors, subcontractors or material suppliers that Landlord reasonably believes could cause labor disharmony. Notwithstanding the foregoing, Tenant may make strictly cosmetic changes to the Premises (“Cosmetic Alterations”) without Landlord’s consent;

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provided that (y) the cost of any Cosmetic Alterations does not exceed Ten Thousand Dollars ($10,000) annually, (z) such Cosmetic Alterations do not (i) require any structural or other substantial modifications to the Premises, (ii) require any changes to, or adversely affect, the Building systems, (iii) affect the exterior of the Buildings or (iv) trigger any requirement under Applicable Laws that would require Landlord to make any alteration or improvement to the Premises, the Building or the Project. Tenant shall give Landlord at least ten (10) days’ prior written notice of any Cosmetic Alterations.

17.2. Tenant shall not construct or permit to be constructed partitions or other obstructions that might interfere with free access to mechanical installation or service facilities of the Building or with other tenants’ components located within the Building, or interfere with the moving of Landlord’s equipment to or from the enclosures containing such installations or facilities.

17.3. Tenant shall accomplish any work performed on the Premises or the Building in such a manner as to permit any life safety systems to remain fully operable at all times.

17.4. Any work performed on the Premises, the Building or the Project by Tenant or Tenant’s contractors shall be done at such times and in such manner as Landlord may from time to time reasonably designate. Tenant covenants and agrees that all work done by Tenant or Tenant’s contractors shall be performed in full compliance with Applicable Laws. Within thirty (30) days after completion of any Alterations, Tenant shall provide Landlord with complete “as built” drawing print sets and electronic CADD files on disc (or files in such other current format in common use as Landlord reasonably approves or requires) showing any changes in the Premises. Any such “as built” plans shall show the applicable Alterations as an overlay on the Building as-built plans; provided that Landlord provides the Building “as built” plans to Tenant.

17.5. Before commencing any Alterations, Tenant shall give Landlord at least fourteen (14) days’ prior written notice of the proposed commencement of such work and shall, if required by Landlord, secure, at Tenant’s own cost and expense, a completion and lien indemnity bond satisfactory to Landlord for such work.

17.6. Tenant shall repair any damage to the Premises caused by Tenant’s removal of any property from the Premises. During any such restoration period, Tenant shall pay Rent to Landlord as provided herein as if such space were otherwise occupied by Tenant. The provisions of this Section shall survive the expiration or earlier termination of this Lease.

17.7. The Premises plus any Alterations, Signage, Tenant Improvements, attached equipment, decorations, fixtures, movable laboratory casework and related appliances, trade fixtures, additions and improvements attached to or built into the Premises, made by either of the Parties (including all floor and wall coverings; paneling; sinks and related plumbing fixtures; laboratory benches; exterior venting fume hoods; walk-in freezers and refrigerators; ductwork; conduits; electrical panels and circuits; business and trade fixtures; attached machinery and equipment; and built-in furniture and cabinets, in each case, together with all additions and accessories thereto), shall (unless, prior to such construction or installation, Landlord elects otherwise) at all times remain the property of Landlord, shall remain in the Premises and shall (unless, prior to construction or installation thereof, Landlord elects otherwise) be surrendered to

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Landlord upon the expiration or earlier termination of this Lease. For the avoidance of doubt, the items listed on Exhibit H attached hereto (which Exhibit H may be updated by Tenant from and after the Term Commencement Date, subject to Landlord’s written consent) constitute Tenant’s property and shall be removed by Tenant upon the expiration or earlier termination of the Lease.

17.8. Notwithstanding any other provision of this Article to the contrary, in no event shall Tenant remove any improvement from the Premises as to which Landlord contributed payment, including the Tenant Improvements, without Landlord’s prior written consent, which consent Landlord may withhold in its sole and absolute discretion.

17.9. If Tenant shall fail to remove any of its property from the Premises prior to the expiration or earlier termination of this Lease, then Landlord may, at its option, remove the same in any manner that Landlord shall choose and store such effects without liability to Tenant for loss thereof or damage thereto, and Tenant shall pay Landlord, upon demand, any costs and expenses incurred due to such removal and storage or Landlord may, at its sole option and without notice to Tenant, sell such property or any portion thereof at private sale and without legal process for such price as Landlord may obtain and apply the proceeds of such sale against any (a) amounts due by Tenant to Landlord under this Lease and (b) any expenses incident to the removal, storage and sale of such personal property.

17.10. Tenant shall pay to Landlord, as Additional Rent outside of Operating Expenses and within thirty (30) days of receiving an invoice from Landlord, an amount equal to three percent (3%) of the cost to Tenant of all Alterations (excluding the Tenant Improvements) to cover Landlord’s overhead and expenses for plan review, coordination, scheduling and supervision thereof. For purposes of payment of such sum, Tenant shall submit to Landlord copies of all bills, invoices and statements covering the costs of such charges, accompanied by payment to Landlord of the fee set forth in this Section. Tenant shall reimburse Landlord for any extra expenses incurred by Landlord by reason of faulty work done by Tenant or its contractors, or by reason of delays caused by such work, or by reason of inadequate clean-up.

17.11. Within sixty (60) days after final completion of any Alterations performed by Tenant with respect to the Premises, Tenant shall submit to Landlord documentation showing the amounts expended by Tenant with respect to such Alterations, together with supporting documentation reasonably acceptable to Landlord.

17.12. Tenant shall take, and shall cause its contractors to take, commercially reasonable steps to protect the Premises during the performance of any Alterations, including covering or temporarily removing any window coverings so as to guard against dust, debris or damage.

17.13. Tenant shall require its contractors and subcontractors performing work on the Premises to name Landlord and its affiliates and Lenders as additional insureds on their respective insurance policies.

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18. Repairs and Maintenance.

18.1. Landlord shall repair and maintain the structural and exterior portions and Common Areas of the Building and the Project, including roofing and covering materials; foundations; exterior walls; plumbing; fire sprinkler systems (if any); heating, ventilating, air conditioning systems; elevators; and electrical systems installed or furnished by Landlord.

18.2. Except for services of Landlord, if any, required by Section 18.1, Tenant shall at Tenant’s sole cost and expense maintain and keep the Premises and every part thereof in good condition and repair, damage thereto from ordinary wear and tear excepted. Tenant shall, upon the expiration or sooner termination of the Term, surrender the Premises to Landlord in as good a condition as when received, except for (i) ordinary wear and tear, and (ii) repairs required to be made by Landlord; and shall, at Landlord’s request and Tenant’s sole cost and expense, remove all telephone and data systems, wiring and equipment from the Premises, and repair any damage to the Premises caused thereby. Landlord shall have no obligation to alter, remodel, improve, repair, decorate or paint the Premises or any part thereof, other than as described in Exhibit B.

18.3. Landlord shall not be liable for any failure to make any repairs or to perform any maintenance that is Landlord’s obligation pursuant to this Lease unless such failure shall persist for an unreasonable time after Tenant provides Landlord with written notice of the need of such repairs or maintenance. Tenant waives its rights under Applicable Laws now or hereafter in effect to make repairs at Landlord’s expense.

18.4. If any excavation shall be made upon land adjacent to or under the Building, or shall be authorized to be made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter the Premises for the purpose of performing such work as such person shall deem necessary or desirable to preserve and protect the Building from injury or damage and to support the same by proper foundations, without any claim for damages or liability against Landlord and without reducing or otherwise affecting Tenant’s obligations under this Lease.

18.5. Landlord shall, as an Operating Expense, contract with a third-party service provider for Building standard janitorial services to the Premises, which services shall be provided five (5) nights per week, excluding holidays recognized as such by the federal government and/or the Commonwealth of Massachusetts. Building standard janitorial services shall not include any additional cleaning services such as refrigerator cleaning, microwave cleaning, dish cleaning and carpet cleaning.

18.6. This Article relates to repairs and maintenance arising in the ordinary course of operation of the Building and the Project. In the event of a casualty described in Article 24, Article 24 shall apply in lieu of this Article. In the event of eminent domain, Article 25 shall apply in lieu of this Article.

18.7. Costs incurred by Landlord pursuant to this Article shall constitute Operating Expenses. Notwithstanding anything to the contrary in this Lease, in the event that Landlord provides a service or services to Tenant or the Premises that are exclusive to Tenant or the Premises (excluding janitorial costs pursuant to Section 18.5, which shall be included in Operating Expenses), then Tenant shall pay to Landlord (as Additional Rent outside of Operating; Expenses within thirty (30) days of receiving an invoice from Landlord therefor) the amount of any costs incurred by Landlord in providing such service or services plus an additional administrative charge equal to five percent (5%) of the cost of such services.

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19. Liens.

19.1. Subject to the immediately succeeding sentence, Tenant shall keep the Premises, the Building and the Project free from any liens arising out of work or services performed, materials furnished or obligations incurred by Tenant. Tenant further covenants and agrees that any mechanic’s or materialman’s lien filed against the Premises, the Building or the Project for work or services claimed to have been done for, or materials claimed to have been furnished to, or obligations incurred by Tenant shall be discharged or bonded by Tenant within twenty (20) days after the filing thereof, at Tenant’s sole cost and expense.

19.2. Should Tenant fail to discharge or bond against any lien of the nature described in Section 19.1, Landlord may, at Landlord’s election, pay such claim or post a statutory lien bond or otherwise provide security to eliminate the lien as a claim against title, and Tenant shall immediately reimburse Landlord for the actual costs thereof as Additional Rent. Tenant shall indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord) and hold the Landlord Indemnitees harmless from and against any Claims arising from any such liens, including any administrative, court or other legal proceedings related to such liens.

19.3. In the event that Tenant leases or finances the acquisition of office equipment, furnishings or other personal property of a removable nature utilized by Tenant in the operation of Tenant’s business, Tenant warrants that any Uniform Commercial Code financing statement shall, upon its face or by exhibit thereto, indicate that such financing statement is applicable only to removable personal property of Tenant located within the Premises. In no event shall the address of the Premises, the Building or the Project be furnished on a financing statement without qualifying language as to applicability of the lien only to removable personal property located in an identified suite leased by Tenant. Should any holder of a financing statement record or place of record a financing statement that appears to constitute a lien against any interest of Landlord or against equipment that may be located other than within an identified suite leased by Tenant, Tenant shall, within ten (10) days after filing such financing statement, cause (a) a copy of the Lender security agreement or other documents to which the financing statement pertains to be furnished to Landlord to facilitate Landlord’s ability to demonstrate that the lien of such financing statement is not applicable to Landlord’s interest and (b) Tenant’s Lender to amend such financing statement and any other documents of record to clarify that any liens imposed thereby are not applicable to any interest of Landlord in the Premises, the Building or the Project.

20. Estoppel Certificate. Tenant shall, within ten (10) days of receipt of written notice from Landlord, execute, acknowledge and deliver a statement in writing substantially in the form attached to this Lease as Exhibit I, or on any other form reasonably requested by a proposed Lender or purchaser, (a) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified is in full force and effect) and the dates to which rental and other charges are paid in advance, if any, (b) acknowledging that there are not, to Tenant’s knowledge, any uncured defaults on the

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part of Landlord hereunder, or specifying such defaults if any are claimed, and (c) setting forth such further information with respect to this Lease or the Premises as may be requested thereon. Any such statement may be relied upon by any prospective purchaser or encumbrancer of all or any portion of the Property. Tenant’s failure to deliver such statement within such the prescribed time shall, at Landlord’s option, constitute a Default (as defined below) under this Lease, and, in any event, shall be binding upon Tenant that the Lease is in full force and effect and without modification except as may be represented by Landlord in any certificate prepared by Landlord and delivered to Tenant for execution.

21. Hazardous Materials.

21.1. Tenant shall not cause or permit any Hazardous Materials (as defined below) to be brought upon, kept or used in or about the Premises, the Building or the Project in violation of Applicable Laws by any Tenant Party. If (a) Tenant breaches such obligation, (b) the presence of Hazardous Materials as a result of such a breach results in contamination of the Project, any portion thereof, or any adjacent property, (c) contamination of the Premises otherwise occurs during the Term or any extension or renewal hereof or holding over hereunder or (d) contamination of the Project occurs as a result of Hazardous Materials that are placed on or under or are released into the Project by a Tenant Party, then Tenant shall indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord) and hold the Landlord Indemnitees harmless from and against any and all Claims, including (w) diminution in value of the Project or any portion thereof, (x) damages for the loss or restriction on use of rentable or usable space or of any amenity of the Project, (y) damages arising from any adverse impact on marketing of space in the Project or any portion thereof and (z) sums paid in settlement of Claims that arise during or after the Term as a result of such breach or contamination. This indemnification by Tenant includes costs incurred in connection with any investigation of site conditions or any clean-up, remedial, removal or restoration work required by any Governmental Authority because of Hazardous Materials present in the air, soil or groundwater above, on or under or about the Project. Without limiting the foregoing, if the presence of any Hazardous Materials in, on, under or about the Project, any portion thereof or any adjacent property caused or permitted by any Tenant Party results in any contamination of the Project, any portion thereof or any adjacent property, then Tenant shall promptly take all actions at its sole cost and expense as are necessary to return the Project, any portion thereof or any adjacent property to its respective condition existing prior to the time of such contamination; provided that Landlord’s written approval of such action shall first be obtained, which approval Landlord shall not unreasonably withhold; and provided, further, that it shall be reasonable for Landlord to withhold its consent if such actions could have a material adverse long-term or short-term effect on the Project, any portion thereof or any adjacent property.

21.2. Landlord acknowledges that it is not the intent of this Article to prohibit Tenant from operating its business for the Permitted Use. Tenant may operate its business according to the custom of Tenant’s industry so long as the use or presence of Hazardous Materials is strictly and properly monitored in accordance with Applicable Laws. As a material inducement to Landlord to allow Tenant to use Hazardous Materials in connection with its business, Tenant agrees to deliver to Landlord (a) a list identifying each type of Hazardous Material to be present at the Premises that is subject to regulation under any environmental Applicable Laws, (b) a list

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of any and all approvals or permits from Governmental Authorities required in connection with the presence of such Hazardous Material at the Premises and (c) correct and complete copies of (i) notices of violations of Applicable Laws related to Hazardous Materials and (ii) plans relating to the installation of any storage tanks to be installed in, on, under or about the Project (provided that installation of storage tanks shall only be permitted after Landlord has given Tenant its written consent to do so, which consent Landlord may withhold in its sole and absolute discretion) and closure plans or any other documents required by any and all Governmental Authorities for any storage tanks installed in, on, under or about the Project for the closure of any such storage tanks (collectively, “Hazardous Materials Documents”). Tenant shall deliver to Landlord updated Hazardous Materials Documents (1) no later than thirty (30) days prior to the initial occupancy of any portion of the Premises or the initial placement of equipment anywhere at the Project, (m) if there are any changes to the Hazardous Materials Documents, annually thereafter no later than December 31 of each year, and (n) thirty (30) days prior to the initiation by Tenant of any Alterations or changes in Tenant’s business that involve any material increase in the types or amounts of Hazardous Materials. For each type of Hazardous Material listed, the Hazardous Materials Documents shall include (t) the chemical name, (u) the material state (e.g., solid, liquid, gas or cryogen), (v) the concentration, (w) the storage amount and storage condition (e.g., in cabinets or not in cabinets), (x) the use amount and use condition (e.g., open use or closed use), (y) the location (e.g., room number or other identification) and (z) if known, the chemical abstract service number. Notwithstanding anything in this Section to the contrary, Tenant shall not be required to provide Landlord with any Hazardous Materials Documents containing information of a proprietary nature, which Hazardous Materials Documents, in and of themselves, do not contain a reference to any Hazardous Materials or activities related to Hazardous Materials. Landlord may, at Landlord’s expense, cause the Hazardous Materials Documents to be reviewed by a person or firm qualified to analyze Hazardous Materials to confirm compliance with the provisions of this Lease and with Applicable Laws. In the event that a review of the Hazardous Materials Documents indicates non-compliance with this Lease or Applicable Laws, Tenant shall, at its expense, diligently take steps to bring its storage and use of Hazardous Materials into compliance.

21.3. Notwithstanding the provisions of Sections 21.1 21.2 or 21.9, if (a) Tenant or any proposed transferee, assignee or sublessee of Tenant has been required by any prior landlord, Lender or Governmental Authority to take material remedial action in connection with Hazardous Materials contaminating a property if the contamination resulted from such party’s action or omission or use of the property in question or (b) Tenant or any proposed transferee, assignee or sublessee is subject to a material enforcement order issued by any Governmental Authority in connection with the use, disposal or storage of Hazardous Materials, then Landlord shall have the right to terminate this Lease in Landlord’s sole and absolute discretion (with respect to any such matter involving Tenant), and it shall not be unreasonable for Landlord to withhold its consent to any proposed transfer, assignment or subletting (with respect to any such matter involving a proposed transferee, assignee or sublessee).

21.4. At any time, and from time to time, prior to the expiration of the Term, Landlord shall have the right to conduct appropriate tests of the Project or any portion thereof to demonstrate that Hazardous Materials are present or that contamination has occurred due to the acts or omissions of a Tenant Party. Tenant shall pay all reasonable costs of such tests if such tests reveal that Hazardous Materials exist at the Project in violation of this Lease.

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21.5. If underground or other storage tanks storing Hazardous Materials installed or utilized by Tenant are located on the Premises, or are hereafter placed on the Premises by Tenant (or by any other party, if such storage tanks are utilized by Tenant), then Tenant shall monitor the storage tanks, maintain appropriate records, implement reporting procedures, properly close any underground storage tanks, and take or cause to be taken all other steps necessary or required under the Applicable Laws. Tenant shall have no responsibility or liability for underground or other storage tanks installed by anyone other than Tenant unless Tenant utilizes such tanks, in which case Tenant’s responsibility for such tanks shall be as set forth in this Section.

21.6. Tenant shall promptly report to Landlord any actual or suspected presence of mold or water intrusion at the Premises.

21.7. Tenant’s obligations under this Article shall survive the expiration or earlier termination of the Lease. During any period of time needed by Tenant or Landlord after the termination of this Lease to complete the removal from the Premises of any such Hazardous Materials, Tenant shall be deemed a holdover tenant and subject to the provisions of Article 27.

21.8. As used herein, the term “Hazardous Material” means any hazardous or toxic substance, material or waste that is or becomes regulated by any Governmental Authority.

21.9. Notwithstanding anything to the contrary in this Lease, Landlord shall have sole control over the equitable allocation of fire control areas (as defined in the Uniform Building Code as adopted by the city or municipality(ies) in which the Project is located (the “UBC”)) within the Project for the storage of Hazardous Materials. Notwithstanding anything to the contrary in this Lease, the quantity of Hazardous Materials allowed by this Section 21.9 is specific to Tenant and shall not run with the Lease in the event of a Transfer (as defined in Article 29). In the event of a Transfer, if the use of Hazardous Materials by such new tenant (“New Tenant”) is such that New Tenant utilizes fire control areas in the Project in excess of New Tenant’s Pro Rata Share of the Project, then New Tenant shall, at its sole cost and expense and upon Landlord’s written request, establish and maintain a separate area of the Premises classified by the UBC as an “H” occupancy area for the use and storage of Hazardous Materials, or take such other action as is necessary to ensure that its share of the fire control areas of the Project is not greater than New Tenant’s Pro Rata Share of the Project.

22. Odors and Exhaust. Tenant acknowledges that Landlord would not enter into this Lease with Tenant unless Tenant assured Landlord that under no circumstances will any other occupants of the Building or the Project (including persons legally present in any outdoor areas of the Project) be subjected to odors or fumes (whether or not noxious), and that the Building and the Project will not be damaged by any exhaust, in each case from Tenant’s operations. Landlord and Tenant therefore agree as follows:

22.1. Tenant shall not cause or permit (or conduct any activities that would cause) any release of any odors or fumes of any kind from the Premises.

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22.2. If the Building has a ventilation system that, in Landlord’s judgment, is adequate, suitable, and appropriate to vent the Premises in a manner that does not release odors affecting any indoor or outdoor part of the Project, Tenant shall vent the Premises through such system. If Landlord at any time determines that any existing ventilation system is inadequate, or if no ventilation system exists, Tenant shall in compliance with Applicable Laws vent all fumes and odors from the Premises (and remove odors from Tenant’s exhaust stream) as Landlord requires. The placement and configuration of all ventilation exhaust pipes, louvers and other equipment shall be subject to Landlord’s approval. Tenant acknowledges Landlord’s legitimate desire to maintain the Project (indoor and outdoor areas) in an odor-free manner, and Landlord may require Tenant to abate and remove all odors in a manner that goes beyond the requirements of Applicable Laws.

22.3. Tenant shall, at Tenant’s sole cost and expense, provide odor eliminators and other devices (such as filters, air cleaners, scrubbers and whatever other equipment may in Landlord’s judgment be necessary or appropriate from time to time) to completely remove, eliminate and abate any odors, fumes or other substances in Tenant’s exhaust stream that, in Landlord’s judgment, emanate from Tenant’s Premises. Any work Tenant performs under this Section shall constitute Alterations.

22.4. Tenant’s responsibility to remove, eliminate and abate odors, fumes and exhaust shall continue throughout the Term. Landlord’s construction of the Tenant Improvements shall not preclude Landlord from requiring additional measures to eliminate odors, fumes and other adverse impacts of Tenant’s exhaust stream (as Landlord may designate in Landlord’s discretion). Tenant shall install additional equipment as Landlord requires from time to time under the preceding sentence. Such installations shall constitute Alterations.

22.5. If Tenant fails to install satisfactory odor control equipment within ten (10) business days after Landlord’s demand made at any time, then Landlord may, without limiting Landlord’s other rights and remedies, require Tenant to cease and suspend any operations in the Premises that, in Landlord’s determination, cause odors, fumes or exhaust. For example, if Landlord determines that Tenant’s production of a certain type of product causes odors, fumes or exhaust, and Tenant does not install satisfactory odor control equipment within ten (10) business days after Landlord’s request, then Landlord may require Tenant to stop producing such type of product in the Premises unless and until Tenant has installed odor control equipment satisfactory to Landlord.

23. Insurance; Waiver of Subrogation.

23.1. Landlord shall maintain insurance for the Building and the Project in amounts equal to full replacement cost (exclusive of the costs of excavation, foundations and footings, engineering costs or such other costs that would not be incurred in the event of a rebuild and without reference to depreciation taken by Landlord upon its books or tax returns) or such lesser coverage as Landlord may elect, provided that such coverage shall not be less than the amount of such insurance Landlord’s Lender, if any, requires Landlord to maintain, providing protection against any peril generally included within the classification “Fire and Extended Coverage,” together with insurance against sprinkler damage (if applicable), vandalism and malicious mischief. Landlord, subject to availability thereof, shall further insure, if Landlord deems it

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appropriate, coverage against flood, environmental hazard, earthquake, loss or failure of building equipment, rental loss during the period of repairs or rebuilding, Workers’ Compensation insurance and fidelity bonds for employees employed to perform services. Notwithstanding the foregoing, Landlord may, but shall not be deemed required to, provide insurance for any improvements installed by Tenant or that are in addition to the standard improvements customarily furnished by Landlord, without regard to whether or not such are made a part of or are affixed to the Building.

23.2. In addition, Landlord shall carry Commercial General Liability insurance with limits of not less than One Million Dollars ($1,000,000) per occurrence/general aggregate for bodily injury (including death), or property damage with respect to the Project.

23.3. Tenant shall, at its own cost and expense, procure and maintain in effect, beginning on the Term Commencement Date or the date of occupancy, whichever occurs first, and continuing throughout the Term (and occupancy by Tenant, if any, after termination of this Lease) with insurers financially acceptable and lawfully authorized to do business in the state where the Project is located Commercial General Liability insurance on a broad-based occurrence coverage form, with limits of not less than Two Million Dollars ($2,000,000) per occurrence and in the aggregate for bodily injury (including death) and for property damage with respect to the Premises (including $100,000 fire legal liability (each loss)) with a 2,000,000) products and completed operations aggregate. Claims-made coverage is permitted, provided the policy retroactive date is continuously maintained prior to the commencement date of this agreement, and coverage is continuously maintained during all periods in which Tenant occupies the Premises.

23.4. The insurance required to be purchased and maintained by Tenant pursuant to this Lease shall name Landlord, BioMed Realty, L.P., BioMed Realty Trust, Inc., and their respective officers, directors, employees, agents, general partners, members, subsidiaries, affiliates and Lenders (“Landlord Parties”) as additional insureds as respects liability arising from work or operations performed by or on behalf of Tenant and Tenant’s use or occupancy of the Premises. Said insurance shall be with companies authorized to do business in the state in which the Project is located and at all times having a current rating of not less than A- and financial category rating of at least Class VII in “A.M. Best’s Insurance Guide” current edition. Tenant shall obtain for Landlord from the insurance companies or cause the insurance companies to furnish certificates of insurance evidencing all coverages required herein to Landlord. Landlord reserves the right to require complete, certified copies of all required insurance policies including any endorsements. No such policy shall be cancelable or subject to reduction of coverage or other material modification or cancellation except after thirty (30) days’ prior written notice to Landlord from the insurer (except in the event of non-payment of premium, in which case ten (10) days written notice shall be given). Should carrier be unwilling or unable to provide such notice, Tenant shall provide notice to Landlord in accordance with this Section. All such policies shall be written as primary policies, not contributing with and not in excess of the coverage that Landlord may carry. Tenant’s required policies shall contain severability of interests clauses stating that, except with respect to limits of insurance, coverage shall apply separately to each insured or additional insured. Tenant’s policies shall contain dedicated or per location limits endorsements so that the amounts of insurance required herein shall not be

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prejudiced by losses at other locations. Tenant shall, at least thirty (30) days prior to the expiration of such policies, furnish Landlord with renewal certificates of insurance or binders. Tenant agrees that if Tenant does not take out and maintain such insurance, Landlord may (but shall not be required to) procure said insurance on Tenant’s behalf and at its cost to be paid by Tenant as Additional Rent.

23.5. Tenant assumes the risk of damage to any fixtures, goods, inventory, merchandise, equipment and leasehold improvements, and Landlord shall not be liable for injury to Tenant’s business or any loss of income therefrom, relative to such damage, all as more particularly set forth within this Lease. Tenant shall, at Tenant’s sole cost and expense, carry such insurance as Tenant desires for Tenant’s protection with respect to personal property of Tenant or business interruption.

23.6. In each instance where insurance is to name Landlord Parties as additional insureds, Tenant shall, upon Landlord’s written request, also designate and furnish certificates evidencing such Landlord Parties as additional insureds to (a) any Lender of Landlord holding a security interest in the Building, the Property or the Project, (b) the landlord under any lease whereunder Landlord is a tenant of the Property if the interest of Landlord is or shall become that of a tenant under a ground lease rather than that of a fee owner and (c) any management company retained by Landlord to manage the Project.

23.7. Landlord, Tenant and each of their respective insurers hereby waive any and all rights of recovery or subrogation against one another or against the officers, directors, employees, agents, general partners, members, subsidiaries, affiliates and Lenders of the other as respects any loss, damage, claims, suits or demands, howsoever caused, that are covered, or should have been covered, by valid and collectible insurance, including any deductibles or self-insurance maintained thereunder. If necessary, each party agrees to endorse the required insurance policies to permit waivers of subrogation as required hereunder and hold harmless and indemnify the other party for any loss or expense incurred as a result of a failure to obtain such waivers of subrogation from insurers. Such waivers shall continue so long as their respective insurers so permit. Any termination of such a waiver shall be by written notice to the other party, containing a description of the circumstances hereinafter set forth in this Section. Landlord and Tenant, upon obtaining the policies of insurance required or permitted under this Lease, shall give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease. If such policies shall not be obtainable with such waiver or shall be so obtainable only at a premium over that chargeable without such waiver, then the party seeking such policy shall notify the other of such conditions, and the party so notified shall have ten (10) days thereafter to either (a) procure such insurance with companies reasonably satisfactory to the other party or (b) agree to pay such additional premium (in Tenant’s case, in the proportion that the area of the Premises bears to the insured area). If the parties do not accomplish either (a) or (b), then this Section shall have no effect during such time as such policies shall not be obtainable or the party in whose favor a waiver of subrogation is desired refuses to pay the additional premium. If such policies shall at any time be unobtainable, but shall be subsequently obtainable, then neither party shall be subsequently liable for a failure to obtain such insurance until a reasonable time after notification thereof by the other party. If the release of either Landlord or Tenant, as set forth in the first sentence of this Section, shall contravene Applicable Laws, then the liability of the party in question shall be deemed not released but shall be secondary to the other party’s insurer.

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23.8. Landlord may require insurance policy limits required under this Lease to be raised to conform with requirements of Landlord’s Lender or to bring coverage limits to levels then being required of new tenants within the Project.

23.9. Any costs incurred by Landlord pursuant to this Article shall constitute a portion of Operating Expenses.

24. Damage or Destruction.

24.1. In the event of a partial destruction of (a) the Premises or (b) Common Areas of the Building or the Project ((a) and (b) together, the “Affected Areas”) by fire or other perils covered by extended coverage insurance not exceeding twenty-five percent (25%) of the full insurable value thereof, and provided that (x) the damage thereto is such that the Affected Areas may be repaired, reconstructed or restored within a period of six (6) months from the date of the happening of such casualty, (y) Landlord shall receive insurance proceeds sufficient to cover the cost of such repairs, reconstruction and restoration (except for any deductible amount provided by Landlord’s policy, which deductible amount, if paid by Landlord, shall constitute an Operating Expense) and (z) such casualty was not intentionally caused by a Tenant Party, then Landlord shall commence and proceed diligently with the work of repair, reconstruction and restoration of the Affected Areas and this Lease shall continue in full force and effect, except that Rent shall be prorated as set forth in Article 24.5.

24.2. In the event of any damage to or destruction of the Building or the Project other than as described in Section 24.1, Landlord may elect to repair, reconstruct and restore the Building or the Project, as applicable, in which case this Lease shall continue in full force and effect, except that Rent shall be prorated as set forth in Article 24.5. If Landlord elects not to repair, reconstruct and restore the Building or the Project, as applicable, then this Lease shall terminate as of the date of such damage or destruction.

24.3. Landlord shall give written notice to Tenant within sixty (60) days following the date of damage or destruction of its election not to repair, reconstruct or restore the Building or the Project, as applicable.

24.4. Upon any termination of this Lease under any of the provisions of this Article, the parties shall be released thereby without further obligation to the other from the date possession of the Premises is surrendered to Landlord, except with regard to (a) items occurring prior to the damage or destruction and (b) provisions of this Lease that, by their express terms, survive the expiration or earlier termination hereof.

24.5. In the event of repair, reconstruction and restoration as provided in this Article, all Rent to be paid by Tenant under this Lease shall be abated proportionately based on the extent to which Tenant’s use of the Premises is impaired during the period of such repair, reconstruction or restoration, unless Landlord provides Tenant with other space during the period of repair, reconstruction and restoration that, in Tenant’s reasonable opinion, is suitable for the temporary conduct of Tenant’s business; provided, however, that the amount of such abatement shall be reduced by the proceeds of business interruption or loss of rental income insurance actually received by Tenant with respect to the Premises.

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24.6. Notwithstanding anything to the contrary contained in this Article, should Landlord be delayed or prevented from completing the repair, reconstruction or restoration of the damage or destruction to the Premises after the occurrence of such damage or destruction by Force Majeure or delays caused by a Tenant Party, then the time for Landlord to commence or complete repairs, reconstruction and restoration shall be extended on a day-for-day basis; provided, however, that, at Landlord’s election, Landlord shall be relieved of its obligation to make such repairs, reconstruction and restoration.

24.7. If Landlord is obligated to or elects to repair, reconstruct or restore as herein provided, then Landlord shall be obligated to make such repairs, reconstruction or restoration only with regard to (a) those portions of the Premises that were originally provided at Landlord’s expense and (b) the Common Area portion of the Affected Areas. The repairs, reconstruction or restoration of improvements not originally provided by Landlord or at Landlord’s expense shall be the obligation of Tenant. In the event Tenant has elected to upgrade certain improvements from the Building Standard, Landlord shall, upon the need for replacement due to an insured loss, provide only the Building Standard, unless Tenant again elects to upgrade such improvements and pay any incremental costs related thereto, except to the extent that excess insurance proceeds, if received, are adequate to provide such upgrades, in addition to providing for basic repairs, reconstruction and restoration of the Premises, the Building and the Project.

24.8. Notwithstanding anything to the contrary contained in this Article, Landlord shall not have any obligation whatsoever to repair, reconstruct or restore the Premises if the damage resulting from any casualty covered under this Article occurs during the last twelve (12) months of the Term or any extension thereof, or to the extent that insurance proceeds are not available therefor.

24.9. Landlord’s obligation, should it elect or be obligated to repair, reconstruct or restore, shall be limited to the Affected Areas. Tenant shall, at its expense, replace or fully repair all of Tenant’s personal property and any Alterations installed by Tenant existing at the time of such damage or destruction. If Affected Areas are to be repaired, reconstructed or restored in accordance with the foregoing, Landlord shall make available to Tenant any portion of insurance proceeds it receives that are allocable to the Alterations constructed by Tenant pursuant to this Lease; provided Tenant is not then in default under this Lease, and subject to the requirements of any Lender of Landlord.

25. Eminent Domain.

25.1. In the event (a) the whole of all Affected Areas or (b) such part thereof as shall substantially interfere with Tenant’s use and occupancy of the Premises for the Permitted Use shall be taken for any public or quasi-public purpose by any lawful power or authority by exercise of the right of appropriation, condemnation or eminent domain, or sold to prevent such taking, Tenant or Landlord may terminate this Lease effective as of the date possession is required to be surrendered to such authority, except with regard to (y) items occurring prior to the taking and (z) provisions of this Lease that, by their express terms, survive the expiration or earlier termination hereof.

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25.2. In the event of a partial taking of (a) the Building or the Project or (b) drives, walkways or parking areas serving the Building or the Project for any public or quasi-public purpose by any lawful power or authority by exercise of right of appropriation, condemnation, or eminent domain, or sold to prevent such taking, then, without regard to whether any portion of the Premises occupied by Tenant was so taken, Landlord may elect to terminate this Lease (except with regard to (y) items occurring prior to the taking and (z) provisions of this Lease that, by their express terms, survive the expiration or earlier termination hereof) as of such taking if such taking is, in Landlord’s sole opinion, of a material nature such as to make it uneconomical to continue use of the unappropriated portion for purposes of renting office or laboratory space.

25.3. Tenant shall be entitled to any award that is specifically awarded as compensation for (a) the taking of Tenant’s personal property that was installed at Tenant’s expense and (b) the costs of Tenant moving to a new location. Except as set forth in the previous sentence, any award for such taking shall be the property of Landlord.

25.4. If, upon any taking of the nature described in this Article, this Lease continues in effect, then Landlord shall promptly proceed to restore the Affected Areas to substantially their same condition prior to such partial taking. To the extent such restoration is infeasible, as determined by Landlord in its sole and absolute discretion, the Rent shall be decreased proportionately to reflect the loss of any portion of the Premises no longer available to Tenant.

26. Surrender.

26.1. At least ten (10) days prior to Tenant’s surrender of possession of any part of the Premises, Tenant shall provide Landlord with (a) a facility decommissioning and Hazardous Materials closure plan for the Premises (“Exit Survey”) prepared by an independent third party reasonably acceptable to Landlord, (b) written evidence of all appropriate governmental releases obtained by Tenant in accordance with Applicable Laws, including laws pertaining to the surrender of the Premises, and (c) proof that the Premises have been decommissioned in accordance with American National Standards Institute (“ANSI”) Publication Z9.11-2008 (entitled “Laboratory Decommissioning”) or any successor standards published by ANSI or any successor organization (or, if ANSI and its successors no longer exist, a similar entity publishing similar standards). In addition, Tenant agrees to remain responsible after the surrender of the Premises for the remediation of any recognized environmental conditions set forth in the Exit Survey and compliance with any recommendations set forth in the Exit Survey. Tenant’s obligations under this Section shall survive the expiration or earlier termination of the Lease. Notwithstanding anything to the contrary, if Tenant has not caused or permitted any Hazardous Materials to be brought upon the Premises during the Term of this Lease, then Tenant shall not be required to fulfill the obligations set forth in this Section 26.1.

26.2. No surrender of possession of any part of the Premises shall release Tenant from any of its obligations hereunder, unless such surrender is accepted in writing by Landlord.

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26.3. The voluntary or other surrender of this Lease by Tenant shall not effect a merger with Landlord’s fee title or leasehold interest in the Premises, the Building, the Property or the Project, unless Landlord consents in writing, and shall, at Landlord’s option, operate as an assignment to Landlord of any or all subleases.

26.4. The voluntary or other surrender of any ground or other underlying lease that now exists or may hereafter be executed affecting the Building or the Project, or a mutual cancellation thereof or of Landlord’s interest therein by Landlord and its lessor shall not effect a merger with Landlord’s fee title or leasehold interest in the Premises, the Building or the Property and shall, at the option of the successor to Landlord’s interest in the Building or the Project, as applicable, operate as an assignment of this Lease.

27. Holding Over.

27.1. If, with Landlord’s prior written consent, Tenant holds possession of all or any part of the Premises after the Term, Tenant shall become a tenant from month to month after the expiration or earlier termination of the Term, and in such case Tenant shall continue to pay (a) Base Rent in accordance with Article 7 and (b) any amounts for which Tenant would otherwise be liable under this Lease if the Lease were still in effect, including payments for all Additional Rent. Any such month-to-month tenancy shall be subject to every other term, covenant and agreement contained herein.

27.2. Notwithstanding the foregoing, if Tenant remains in possession of the Premises after the expiration or earlier termination of the Term without Landlord’s prior written consent, (a) Tenant shall become a tenant at sufferance subject to the terms and conditions of this Lease, except that the monthly rent shall be equal to one hundred fifty percent (150%) of the Rent in effect during the last thirty (30) days of the Term, and (b) Tenant shall be liable to Landlord for any and all damages suffered by Landlord as a result of such holdover, including any lost rent or consequential, special and indirect damages.

27.3. Acceptance by Landlord of Rent after the expiration or earlier termination of the Term shall not result in an extension, renewal or reinstatement of this Lease.

27.4. The foregoing provisions of this Article are in addition to and do not affect Landlord’s right of reentry or any other rights of Landlord hereunder or as otherwise provided by Applicable Laws.

27.5. The provisions of this Article shall survive the expiration or earlier termination of this Lease.

28. Indemnification and Exculpation.

28.1. Tenant agrees to indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord) and hold the Landlord Indemnitees harmless from and against any and all Claims arising from injury or death to any person or damage to any property occurring within or about the Premises, the Building, the Property or the Project arising directly or indirectly out of a Tenant Party’s use or occupancy of the Premises or a breach or default by Tenant in the performance of any of its obligations hereunder, except to the extent caused by Landlord’s negligence or willful misconduct.

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28.2. Notwithstanding anything in this Lease to the contrary, Landlord shall not be liable to Tenant for and Tenant assumes all risk of (a) damage or losses caused by fire, electrical malfunction, gas explosion or water damage of any type (including broken water lines, malfunctioning fire sprinkler systems, roof leaks or stoppages of lines), unless any such loss is due to Landlord’s willful disregard of written notice by Tenant of need for a repair that Landlord is responsible to make for an unreasonable period of time, and (b) damage to personal property or scientific research, including loss of records kept by Tenant within the Premises. Tenant further waives any claim for injury to Tenant’s business or loss of income relating to any such damage or destruction of personal property as described in this Section. Notwithstanding anything in the foregoing or this Lease to the contrary, except (x) as otherwise provided herein, (y) as may be provided by Applicable Laws or (z) in the event of Tenant’s breach of Article 21 or Section 26.1, in no event shall Landlord or Tenant be liable to the other for any consequential, special or indirect damages arising out of this Lease.

28.3. Landlord shall not be liable for any damages arising from any act, omission or neglect of any other tenant in the Building or the Project, or of any other third party that is not a Landlord Party.

28.4. Tenant acknowledges that security devices and services, if any, while intended to deter crime, may not in given instances prevent theft or other criminal acts. Landlord shall not be liable for injuries or losses caused by criminal acts of third parties, and Tenant assumes the risk that any security device or service may malfunction or otherwise be circumvented by a criminal. If Tenant desires protection against such criminal acts, then Tenant shall, at Tenant’s sole cost and expense, obtain appropriate insurance coverage.

28.5. The provisions of this Article shall survive the expiration or earlier termination of this Lease.

29. Assignment or Subletting.

29.1. Except as hereinafter expressly permitted, Tenant shall not, either voluntarily or by operation of Applicable Laws, directly or indirectly sell, hypothecate, assign, pledge, encumber or otherwise transfer this Lease or sublet the Premises (each, a “Transfer”), without Landlord’s prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed. Notwithstanding the foregoing, Tenant shall have the right to Transfer without Landlord’s prior written consent the Premises or any part thereof to any person or entity that as of the date of determination and at all times thereafter directly, or indirectly through one or more intermediaries, controls, is controlled by or is under common control with Tenant (“Tenant’s Affiliate”); provided that Tenant shall notify Landlord in writing at least thirty (30) days prior to the effectiveness of such Transfer to Tenant’s Affiliate (an “Exempt Transfer”) and otherwise comply with the requirements of this Lease regarding such Transfer; and provided, further, that the person or entity that will be the tenant under this Lease after the Exempt Transfer has a net worth (as of both the day immediately prior to and the day immediately after the Exempt Transfer) that is equal to or greater than the net worth (as of both the Execution Date and the

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date of the Exempt Transfer) of the transferring Tenant. For purposes of Exempt Transfers, “control” requires both (a) owning (directly or indirectly) more than fifty percent (50%) of the stock or other equity interests of another person and (b) possessing, directly or indirectly, the power to direct or cause the direction of the management and policies of such person. In no event shall Tenant perform a Transfer to or with an entity that is a tenant at the Project or that is in discussions or negotiations with Landlord or an affiliate of Landlord to lease premises at the Project or a property owned by Landlord or an affiliate of Landlord.

29.2. In the event Tenant desires to effect a Transfer, then, at least thirty (30) but not more than ninety (90) days prior to the date when Tenant desires the Transfer to be effective (the “Transfer Date”), Tenant shall provide written notice to Landlord (the “Transfer Notice”) containing information (including references) concerning the character of the proposed transferee, assignee or sublessee; the Transfer Date; the most recent unconsolidated financial statements of Tenant and of the proposed transferee, assignee or sublessee satisfying the requirements of Section 41.2 (“Required Financials”); any ownership or commercial relationship between Tenant and the proposed transferee, assignee or sublessee; and the consideration and all other material terms and conditions of the proposed Transfer, all in such detail as Landlord shall reasonably require.

29.3. Landlord, in determining whether consent should be given to a proposed Transfer, may give consideration to (a) the financial strength of Tenant and of such transferee, assignee or sublessee (notwithstanding Tenant remaining liable for Tenant’s performance), (b) any change in use that such transferee, assignee or sublessee proposes to make in the use of the Premises and (c) Landlord’s desire to exercise its rights under Section 29.8 to cancel this Lease. In no event shall Landlord be deemed to be unreasonable for declining to consent to a Transfer to a transferee, assignee or sublessee of poor reputation, lacking financial qualifications or seeking a change in the Permitted Use, or jeopardizing directly or indirectly the status of Landlord or any of Landlord’s affiliates as a Real Estate Investment Trust under the Internal Revenue Code of 1986 (as the same may be amended from time to time, the “Revenue Code”). Notwithstanding anything contained in this Lease to the contrary, (w) no Transfer shall be consummated on any basis such that the rental or other amounts to be paid by the occupant, assignee, manager or other transferee thereunder would be based, in whole or in part, on the income or profits derived by the business activities of such occupant, assignee, manager or other transferee; (x) Tenant shall not furnish or render any services to an occupant, assignee, manager or other transferee with respect to whom transfer consideration is required to be paid, or manage or operate the Premises or any capital additions so transferred, with respect to which transfer consideration is being paid; (y) Tenant shall not consummate a Transfer with any person in which Landlord owns an interest, directly or indirectly (by applying constructive ownership rules set forth in Section 856(d)(5) of the Revenue Code); and (z) Tenant shall not consummate a Transfer with any person or in any manner that could cause any portion of the amounts received by Landlord pursuant to this Lease or any sublease, license or other arrangement for the right to use, occupy or possess any portion of the Premises to fail to qualify as “rents from real property” within the meaning of Section 856(d) of the Revenue Code, or any similar or successor provision thereto or which could cause any other income of Landlord to fail to qualify as income described in Section 856(c)(2) of the Revenue Code.

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29.4. The following are conditions precedent to a Transfer or to Landlord considering a request by Tenant to a Transfer:

(a) Tenant shall remain fully liable under this Lease during the unexpired Term. Tenant agrees that it shall not be (and shall not be deemed to be) a guarantor or surety of this Lease, however, and waives its right to claim that is it is a guarantor or surety or to raise in any legal proceeding any guarantor or surety defenses permitted by this Lease or by Applicable Laws;

(b) If Tenant or the proposed transferee, assignee or sublessee does not or cannot deliver the Required Financials, then Landlord may elect to have either Tenant’s ultimate parent company or the proposed transferee’s, assignee’s or sublessee’s ultimate parent company provide a guaranty of the applicable entity’s obligations under this Lease, in a form acceptable to Landlord, which guaranty shall be executed and delivered to Landlord by the applicable guarantor prior to the Transfer Date;

(c) In the case of an Exempt Transfer, Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord that the Transfer qualifies as an Exempt Transfer;

(d) Tenant shall provide Landlord with evidence reasonably satisfactory to Landlord that the value of Landlord’s interest under this Lease shall not be diminished or reduced by the proposed Transfer. Such evidence shall include evidence respecting the relevant business experience and financial responsibility and status of the proposed transferee, assignee or sublessee;

(e) Tenant shall reimburse Landlord for Landlord’s actual costs and expenses, including reasonable attorneys’ fees, charges and disbursements incurred in connection with the review, processing and documentation of such request not to exceed $2,500 per request. This subsection (e) shall not apply to any Exempt Transfers;

(f) Except with respect to an Exempt Transfer, if Tenant’s transfer of rights or sharing of the Premises provides for the receipt by, on behalf of or on account of Tenant of any consideration of any kind whatsoever (including a premium rental for a sublease or lump sum payment for an assignment, but excluding Tenant’s reasonable costs in marketing and subleasing the Premises) in excess of the rental and other charges due to Landlord under this Lease, Tenant shall pay fifty percent (50%) of all of such excess to Landlord, after making deductions for any reasonable marketing expenses, tenant improvement funds expended by Tenant, alterations, cash concessions, brokerage commissions, attorneys’ fees, furniture leasing or sale and free rent actually paid by Tenant. If such consideration consists of cash paid to Tenant, payment to Landlord shall be made upon receipt by Tenant of such cash payment;

(g) The proposed transferee, assignee or sublessee shall agree that, in the event Landlord gives such proposed transferee, assignee or sublessee notice that Tenant is in default under this Lease, such proposed transferee, assignee or sublessee shall thereafter make all payments otherwise due Tenant directly to Landlord, which payments shall be received by Landlord without any liability being incurred by Landlord, except to credit such payment against those due by Tenant under this Lease, and any such proposed transferee, assignee or sublessee shall agree to attorn to Landlord or its successors and assigns should this Lease be terminated for any reason; provided, however, that in no event shall Landlord or its Lenders, successors or assigns be obligated to accept such attornment;

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(h) Landlord’s consent to any such Transfer shall be effected on Landlord’s forms;

(i) Tenant shall not then be in default hereunder in any respect;

(j) Such proposed transferee, assignee or sublessee’s use of the Premises shall be the same as the Permitted Use;

(k) Landlord shall not be bound by any provision of any agreement pertaining to the Transfer, except for Landlord’s written consent to the same;

(1) Tenant shall pay all transfer and other taxes (including interest and penalties) assessed or payable for any Transfer;

(m) Landlord’s consent (or waiver of its rights) for any Transfer shall not waive Landlord’s right to consent or refuse consent to any later Transfer;

(n) Tenant shall deliver to Landlord one executed copy of any and all written instruments evidencing or relating to the Transfer; and

(o) Tenant shall deliver to Landlord a list of Hazardous Materials (as defined below), certified by the proposed transferee, assignee or sublessee to be true and correct, that the proposed transferee, assignee or sublessee intends to use or store in the Premises. Additionally, Tenant shall deliver to Landlord, on or before the date any proposed transferee, assignee or sublessee takes occupancy of the Premises, all of the items relating to Hazardous Materials of such proposed transferee, assignee or sublessee as described in Section 21.2.

29.5. Any Transfer that is not in compliance with the provisions of this Article or with respect to which Tenant does not fulfill its obligations pursuant to this Article shall be void and shall, at the option of Landlord, terminate this Lease.

29.6. Notwithstanding any Transfer, Tenant shall remain fully and primarily liable for the payment of all Rent and other sums due or to become due hereunder, and for the full performance of all other terms, conditions and covenants to be kept and performed by Tenant. The acceptance of Rent or any other sum due hereunder, or the acceptance of performance of any other term, covenant or condition thereof, from any person or entity other than Tenant shall not be deemed a waiver of any of the provisions of this Lease or a consent to any Transfer.

29.7. If Tenant delivers to Landlord a Transfer Notice indicating a desire to (a) assign this Lease or (b) sublet more than fifty percent (50%) of the Rentable Area of the Premises for more than seventy-five percent (75%) of the then-remaining Term, to a proposed transferee, assignee or sublessee other than as provided within Section 29.4, then Landlord shall have the option, exercisable by giving notice to Tenant at any time within ten (10) days after Landlord’s

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receipt of such Transfer Notice, to terminate this Lease as of the date specified in the Transfer Notice as the Transfer Date, except for those provisions that, by their express terms, survive the expiration or earlier termination hereof. If Landlord exercises such option, then Tenant shall have the right to withdraw such Transfer Notice by delivering to Landlord written notice of such election within five (5) days after Landlord’s delivery of notice electing to exercise Landlord’s option to terminate this Lease. In the event Tenant withdraws the Transfer Notice as provided in this Section, this Lease shall continue in full force and effect. No failure of Landlord to exercise its option to terminate this Lease shall be deemed to be Landlord’s consent to a proposed Transfer.

29.8. If Tenant sublets the Premises or any portion thereof, Tenant hereby immediately and irrevocably assigns to Landlord, as security for Tenant’s obligations under this Lease, all rent from any such subletting, and appoints Landlord as assignee and attorney-in-fact for Tenant, and Landlord (or a receiver for Tenant appointed on Landlord’s application) may collect such rent and apply it toward Tenant’s obligations under this Lease; provided that, until the occurrence of a Default (as defined below) by Tenant, Tenant shall have the right to collect such rent.

30. Subordination and Attornment.

30.1. This Lease shall be subject and subordinate to the lien of any mortgage, deed of trust, or lease in which Landlord is tenant now or hereafter in force against the Building or the Project and to all advances made or hereafter to be made upon the security thereof without the necessity of the execution and delivery of any further instruments on the part of Tenant to effectuate such subordination.

30.2. Notwithstanding the foregoing, provided the same shall not materially adversely effect any of Tenant’s rights under this Lease, Tenant shall execute and deliver upon demand such further instrument or instruments evidencing such subordination of this Lease to the lien of any such mortgage or mortgages or deeds of trust or lease in which Landlord is tenant as may be required by Landlord. If any such mortgagee, beneficiary or landlord under a lease wherein Landlord is tenant (each, a “Mortgagee”) so elects, however, this Lease shall be deemed prior in lien to any such lease, mortgage, or deed of trust upon or including the Premises regardless of date and Tenant shall execute a statement in writing to such effect at Landlord’s request. If Tenant fails to execute any document required from Tenant under this Section within ten (10) days after written request therefor, Tenant hereby constitutes and appoints Landlord or its special attorney-in-fact to execute and deliver any such document or documents in the name of Tenant. Such power is coupled with an interest and is irrevocable.

30.3. Upon written request of Landlord and opportunity for Tenant to review, Tenant agrees to execute any Lease amendments not materially altering the terms of this Lease, if required by a mortgagee or beneficiary of a deed of trust encumbering real property of which the Premises constitute a part incident to the financing of the real property of which the Premises constitute a part. Tenant may, but shall not be required to, execute any such Lease amendments if the same materially adversely effects any of Tenant’s rights under this Lease.

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30.4. In the event any proceedings are brought for foreclosure, or in the event of the exercise of the power of sale under any mortgage or deed of trust made by Landlord covering the Premises, Tenant shall at the election of the purchaser at such foreclosure or sale attorn to the purchaser upon any such foreclosure or sale and recognize such purchaser as Landlord under this Lease, provided such purchaser recognizes Tenant as tenant under this Lease and further provided that the term of this Lease and all of Tenant’s rights hereunder continue undisturbed.

31. Defaults and Remedies.

31.1. Late payment by Tenant to Landlord of Rent and other sums due shall cause Landlord to incur costs not contemplated by this Lease, the exact amount of which shall be extremely difficult and impracticable to ascertain. Such costs include processing and accounting charges and late charges that may be imposed on Landlord by the terms of any mortgage or trust deed covering the Premises. Therefore, if any installment of Rent due from Tenant is not received by Landlord within five (5) business days after the date such payment is due, Tenant shall pay to Landlord (a) an additional sum of six percent (6%) of the overdue Rent as a late charge plus (b) interest at an annual rate (the “Default Rate”) equal to the lesser of (a) twelve percent (12%) and (b) the highest rate permitted by Applicable Laws. The parties agree that this late charge represents a fair and reasonable estimate of the costs that Landlord shall incur by reason of late payment by Tenant and shall be payable as Additional Rent to Landlord due with the next installment of Rent or within five (5) business days after Landlord’s demand, whichever is earlier. Landlord’s acceptance of any Additional Rent (including a late charge or any other amount hereunder) shall not be deemed an extension of the date that Rent is due or prevent Landlord from pursuing any other rights or remedies under this Lease, at law or in equity.

31.2. No payment by Tenant or receipt by Landlord of a lesser amount than the Rent payment herein stipulated shall be deemed to be other than on account of the Rent, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as Rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such Rent or pursue any other remedy provided in this Lease or in equity or at law. If a dispute shall arise as to any amount or sum of money to be paid by Tenant to Landlord hereunder, Tenant shall have the right to make payment “under protest,” such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of Tenant to institute suit for recovery of the payment paid under protest.

31.3. If Tenant fails to pay any sum of money required to be paid by it hereunder or perform any other act on its part to be performed hereunder, in each case within the applicable cure period (if any) described in Section 31.4, then Landlord may (but shall not be obligated to), without waiving or releasing Tenant from any obligations of Tenant, make such payment or perform such act; provided that such failure by Tenant unreasonably interfered with the use of the Building or the Project by any other tenant or with the efficient operation of the Building or the Project, or resulted or could have resulted in a violation of Applicable Laws or the cancellation of an insurance policy maintained by Landlord. Notwithstanding the foregoing, in the event of an emergency, Landlord shall have the right to enter the Premises and act in accordance with its rights as provided elsewhere in this Lease. In addition to the late charge described in Section 31.1, Tenant shall pay to Landlord as Additional Rent all sums so paid or incurred by Landlord, together with interest at the Default Rate, computed from the date such sums were paid or incurred.

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31.4. The occurrence of any one or more of the following events shall constitute a “Default” hereunder by Tenant:

(a) Tenant abandons the Premises;

(b) Tenant fails to make any payment of Rent, as and when due, or to satisfy its obligations under Article 19, where such failure shall continue for a period of five (5) business days after written notice thereof from Landlord to Tenant;

(c) Tenant fails to observe or perform any obligation or covenant contained herein (other than described in Sections 31.4(a) and 31.4(b)) to be performed by Tenant, where such failure continues for a period of twenty (20) days after written notice thereof from Landlord to Tenant; provided that, if the nature of Tenant’s default is such that it reasonably requires more than twenty (20) days to cure, Tenant shall not be deemed to be in Default if Tenant commences such cure within such twenty (20) day period and thereafter diligently prosecute the same to completion; and provided, further, that such cure is completed no later than thirty (30) days after Tenant’s receipt of written notice from Landlord;

(d) Tenant makes an assignment for the benefit of creditors;

(e) A receiver, trustee or custodian is appointed to or does take title, possession or control of all or substantially all of Tenant’s assets;

(f) Tenant files a voluntary petition under the United States Bankruptcy Code or any successor statute (as the same may be amended from time to time, the “Bankruptcy Code”) or an order for relief is entered against Tenant pursuant to a voluntary or involuntary proceeding commenced under any chapter of the Bankruptcy Code;

(g) Any involuntary petition is filed against Tenant under any chapter of the Bankruptcy Code and is not dismissed within one hundred twenty (120) days;

(h) Tenant fails to deliver an estoppel certificate in accordance with Article 20; or

(i) Tenant’s interest in this Lease is attached, executed upon or otherwise judicially seized and such action is not released within one hundred twenty (120) days of the action.

Notices given under this Section shall specify the alleged default and shall demand that Tenant perform the provisions of this Lease or pay the Rent that is in arrears, as the case may be, within the applicable period of time, or quit the Premises. No such notice shall be deemed a forfeiture or a termination of this Lease unless Landlord elects otherwise in such notice.

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31.5. In the event of a Default by Tenant, and at any time thereafter, with or without notice or demand and without limiting Landlord in the exercise of any right or remedy that Landlord may have, Landlord has the right to do any or all of the following:

(a) Halt any Tenant Improvements and Alterations and order Tenant’s contractors, subcontractors, consultants, designers and material suppliers to stop work;

(b) Terminate Tenant’s right to possession of the Premises by written notice to Tenant or by any lawful means, in which case Tenant shall immediately surrender possession of the Premises to Landlord. In such event, Landlord shall have the immediate right to re-enter and remove all persons and property, and such property may be removed and stored in a public warehouse or elsewhere at the cost and for the account of Tenant, all without service of notice or resort to legal process and without being deemed guilty of trespass or becoming liable for any loss or damage that may be occasioned thereby; and

(c) Terminate this Lease, in which event Tenant shall immediately surrender possession of the Premises to Landlord. In such event, Landlord shall have the immediate right to re-enter and remove all persons and property, and such property may be removed and stored in a public warehouse or elsewhere at the cost and for the account of Tenant, all without service of notice or resort to legal process and without being deemed guilty of trespass or becoming liable for any loss or damage that may be occasioned thereby. In the event that Landlord shall elect to so terminate this Lease, then Landlord shall be entitled to recover from Tenant all damages incurred by Landlord by reason of Tenant’s default, including:

(i) The sum of:

A. The worth at the time of award of any unpaid Rent that had accrued at the time of such termination; plus

B. The worth at the time of award of the amount by which the unpaid Rent that would have accrued during the period commencing with termination of the Lease and ending at the time of award exceeds that portion of the loss of Landlord’s rental income from the Premises that Tenant proves to Landlord’s reasonable satisfaction could have been reasonably avoided; plus

C. The worth at the time of award of the amount by which the unpaid Rent for the balance of the Term after the time of award exceeds that portion of the loss of Landlord’s rental income from the Premises that Tenant proves to Landlord’s reasonable satisfaction could have been reasonably avoided; plus

D. Any other amount necessary to compensate Landlord for all the detriment caused by Tenant’s failure to perform its obligations under this Lease or that in the ordinary course of things would be likely to result therefrom, including the cost of restoring the Premises to the condition required under the terms of this Lease, including any rent payments not otherwise chargeable to Tenant (e.g., during any “free” rent period or rent holiday); plus

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E. At Landlord’s election, such other amounts in addition to or in lieu of the foregoing as may be permitted from time to time by Applicable Laws; or

(ii) At Landlord’s election, as minimum liquidated damages in addition to any (A) amounts paid or payable to Landlord pursuant to Section 31.5(c)(i)(A) prior to such election and (B) costs of restoring the Premises to the condition required under the terms of this Lease, an amount (the “Election Amount”) equal to either (Y) the positive difference (if any, and measured at the time of such termination) between (1) the then-present value of the total Rent and other benefits that would have accrued to Landlord under this Lease for the remainder of the Term if Tenant had fully complied with the Lease minus (2) the then-present cash rental value of the Premises as determined by Landlord for what would be the then-unexpired Term if the Lease remained in effect, computed using the discount rate of the Federal Reserve Bank of San Francisco at the time of the award plus one (1) percentage point (the “Discount Rate”) or (Z) twelve (12) months (or such lesser number of months as may then be remaining in the Term) of Base Rent and Additional Rent at the rate last payable by Tenant pursuant to this Lease, in either case as Landlord specifies in such election. Landlord and Tenant agree that the Election Amount represents a reasonable forecast of the minimum damages expected to occur in the event of a breach, taking into account the uncertainty, time and cost of determining elements relevant to actual damages, such as fair market rent, time and costs that may be required to re-lease the Premises, and other factors; and that the Election Amount is not a penalty.

As used in Sections 31.5(c)(i)(A) and (B), “worth at the time of award” shall be computed by allowing interest at the Default Rate. As used in Section 31.5(c)(i)(C), the “worth at the time of the award” shall be computed by taking the present value of such amount, using the Discount Rate.

31.6. In addition to any other remedies available to Landlord at law or in equity and under this Lease, Landlord may continue this Lease in effect after Tenant’s Default and abandonment and recover Rent as it becomes due. In addition, Landlord shall not be liable in any way whatsoever for its failure or refusal to relet the Premises. For purposes of this Section, the following acts by Landlord will not constitute the termination of Tenant’s right to possession of the Premises:

(a) Acts of maintenance or preservation or efforts to relet the Premises, including alterations, remodeling, redecorating, repairs, replacements or painting as Landlord shall consider advisable for the purpose of reletting the Premises or any part thereof; or

(b) The appointment of a receiver upon the initiative of Landlord to protect Landlord’s interest under this Lease or in the Premises.

Notwithstanding the foregoing, in the event of a Default by Tenant, Landlord may elect at any time to terminate this Lease and to recover damages to which Landlord is entitled.

31.7. If Landlord does not elect to terminate this Lease as provided in Section 31.5, then Landlord may, from time to time, recover all Rent as it becomes due under this Lease. At any time thereafter, Landlord may elect to terminate this Lease and to recover damages to which Landlord is entitled.

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31.8. In the event Landlord elects to terminate this Lease and relet the Premises, Landlord may execute any new lease in its own name. Tenant hereunder shall have no right or authority whatsoever to collect any Rent from such tenant. The proceeds of any such reletting shall be applied as follows:

(a) First, to the payment of any indebtedness other than Rent due hereunder from Tenant to Landlord, including storage charges or brokerage commissions owing from Tenant to Landlord as the result of such reletting;

(b) Second, to the payment of the costs and expenses of reletting the Premises, including (i) alterations and repairs that Landlord deems reasonably necessary and advisable and (ii) reasonable attorneys’ fees, charges and disbursements incurred by Landlord in connection with the retaking of the Premises and such reletting;

(c) Third, to the payment of Rent and other charges due and unpaid hereunder; and

(d) Fourth, to the payment of future Rent and other damages payable by Tenant under this Lease.

31.9. All of Landlord’s rights, options and remedies hereunder shall be construed and held to be nonexclusive and cumulative. Landlord shall have the right to pursue any one or all of such remedies, or any other remedy or relief that may be provided by Applicable Laws, whether or not stated in this Lease. No waiver of any default of Tenant hereunder shall be implied from any acceptance by Landlord of any Rent or other payments due hereunder or any omission by Landlord to take any action on account of such default if such default persists or is repeated, and no express waiver shall affect defaults other than as specified in such waiver. Notwithstanding any provision of this Lease to the contrary, in no event shall Landlord be required to mitigate its damages with respect to any default by Tenant. Any obligation imposed by Applicable Law upon Landlord to relet the Premises after any termination of this Lease shall be subject to the reasonable requirements of Landlord to (a) lease to high quality tenants on such terms as Landlord may from time to time deem appropriate in its discretion and (b) develop the Project in a harmonious manner with a mix of uses, tenants, floor areas, terms of tenancies, etc., as determined by Landlord. Landlord shall not be obligated to relet the Premises to any party to whom Landlord or an affiliate of Landlord may desire to lease other available space in the Project or at another property owned by Landlord or an affiliate of Landlord.

31.10. Landlord’s termination of (a) this Lease or (b) Tenant’s right to possession of the Premises shall not relieve Tenant of any liability to Landlord that has previously accrued or that shall arise based upon events that occurred prior to the later to occur of (y) the date of Lease termination and (z) the date Tenant surrenders possession of the Premises.

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31.11. To the extent permitted by Applicable Laws, Tenant waives any and all rights of redemption granted by or under any present or future Applicable Laws if Tenant is evicted or dispossessed for any cause, or if Landlord obtains possession of the Premises due to Tenant’s default hereunder or otherwise.

31.12. Landlord shall not be in default or liable for damages under this Lease unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event shall such failure continue for more than thirty (30) days after written notice from Tenant specifying the nature of Landlord’s failure; provided, however, that if the nature of Landlord’s obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion. In no event shall Tenant have the right to terminate or cancel this Lease or to withhold or abate rent or to set off any Claims against Rent as a result of any default or breach by Landlord of any of its covenants, obligations, representations, warranties or promises hereunder, except as may otherwise be expressly set forth in this Lease.

31.13. In the event of any default by Landlord, Tenant shall give notice by registered or certified mail to any (a) beneficiary of a deed of trust of whom Tenant has notice or (b) if Tenant has notice of the same, mortgagee under a mortgage covering the Premises, the Building or the Project and to any landlord of any lease of land upon or within which the Premises, the Building or the Project is located, and shall offer such beneficiary, mortgagee or landlord a reasonable opportunity to cure the default, including time to obtain possession of the Building or the Project by power of sale or a judicial action if such should prove necessary to effect a cure; provided that Landlord shall furnish to Tenant in writing the names and addresses of all such persons who are to receive such notices.

32. Bankruptcy. In the event a debtor, trustee or debtor in possession under the Bankruptcy Code, or another person with similar rights, duties and powers under any other Applicable Laws, proposes to cure any default under this Lease or to assume or assign this Lease and is obliged to provide adequate assurance to Landlord that (a) a default shall be cured, (b) Landlord shall be compensated for its damages arising from any breach of this Lease and (c) future performance of Tenant’s obligations under this Lease shall occur, then such adequate assurances shall include any or all of the following, as designated by Landlord in its sole and absolute discretion:

32.1. Those acts specified in the Bankruptcy Code or other Applicable Laws as included within the meaning of “adequate assurance,” even if this Lease does not concern a shopping center or other facility described in such Applicable Laws;

32.2. A prompt cash payment to compensate Landlord for any monetary defaults or actual damages arising directly from a breach of this Lease;

32.3. A cash deposit in an amount at least equal to the then-current amount of the Security Deposit; or

32.4. The assumption or assignment of all of Tenant’s interest and obligations under this Lease.

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33. Brokers.

33.1. Tenant represents and warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease other than CB Richard Ellis (“Broker”), and that it knows of no other real estate broker or agent that is or might be entitled to a commission in connection with this Lease. Landlord shall compensate Broker in relation to this Lease pursuant to a separate agreement between Landlord and Broker.

33.2. Tenant represents and warrants that no broker or agent has made any representation or warranty relied upon by Tenant in Tenant’s decision to enter into this Lease, other than as contained in this Lease.

33.3. Tenant acknowledges and agrees that the employment of brokers by Landlord is for the purpose of solicitation of offers of leases from prospective tenants and that no authority is granted to any broker to furnish any representation (written or oral) or warranty from Landlord unless expressly contained within this Lease. Landlord is executing this Lease in reliance upon Tenant’s representations, warranties and agreements contained within Sections 33.1 and 33.2.

33.4. Tenant agrees to indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord) and hold the Landlord Indemnitees harmless from any and all cost or liability for compensation claimed by any broker or agent, other than Broker, employed or engaged by Tenant or claiming to have been employed or engaged by Tenant.

34. Definition of Landlord. With regard to obligations imposed upon Landlord pursuant to this Lease, the term “Landlord,” as used in this Lease, shall refer only to Landlord or Landlord’s then-current successor-in-interest. In the event of any transfer, assignment or conveyance of Landlord’s interest in this Lease or in Landlord’s fee title to or leasehold interest in the Property, as applicable, Landlord herein named (and in case of any subsequent transfers or conveyances, the subsequent Landlord) shall be automatically freed and relieved, from and after the date of such transfer, assignment or conveyance, from all liability for the performance of any covenants or obligations contained in this Lease thereafter to be performed by Landlord and, without further agreement, the transferee, assignee or conveyee of Landlord’s in this Lease or in Landlord’s fee title to or leasehold interest in the Property, as applicable, shall be deemed to have assumed and agreed to observe and perform any and all covenants and obligations of Landlord hereunder during the tenure of its interest in the Lease or the Property. Landlord or any subsequent Landlord may transfer its interest in the Premises or this Lease without Tenant’s consent.

35. Limitation of Landlord’s Liability.

35.1. If Landlord is in default under this Lease and, as a consequence, Tenant recovers a monetary judgment against Landlord, the judgment shall be satisfied only out of (a) the proceeds of sale received on execution of the judgment and levy against the right, title and interest of Landlord in the Building and the Project, (b) rent or other income from such real property receivable by Landlord or (c) the consideration received by Landlord from the sale, financing, refinancing or other disposition of all or any part of Landlord’s right, title or interest in the Building or the Project.

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35.2. Landlord shall not be personally liable for any deficiency under this Lease. If Landlord is a partnership or joint venture, then the partners of such partnership shall not be personally liable for Landlord’s obligations under this Lease, and no partner of Landlord shall be sued or named as a party in any suit or action, and service of process shall not be made against any partner of Landlord except as may be necessary to secure jurisdiction of the partnership or joint venture. If Landlord is a corporation, then the shareholders, directors, officers, employees and agents of such corporation shall not be personally liable for Landlord’s obligations under this Lease, and no shareholder, director, officer, employee or agent of Landlord shall be sued or named as a party in any suit or action, and service of process shall not be made against any shareholder, director, officer, employee or agent of Landlord. If Landlord is a limited liability company, then the members of such limited liability company shall not be personally liable for Landlord’s obligations under this Lease, and no member of Landlord shall be sued or named as a party in any suit or action, and service of process shall not be made against any member of Landlord except as may be necessary to secure jurisdiction of the limited liability company. No partner, shareholder, director, employee, member or agent of Landlord shall be required to answer or otherwise plead to any service of process, and no judgment shall be taken or writ of execution levied against any partner, shareholder, director, employee, member or agent of Landlord.

35.3. Each of the covenants and agreements of this Article shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by Applicable Laws and shall survive the expiration or earlier termination of this Lease.

36. Joint and Several Obligations. If more than one person or entity executes this Lease as Tenant, then:

36.1. Each of them is jointly and severally liable for the keeping, observing and performing of all of the terms, covenants, conditions, provisions and agreements of this Lease to be kept, observed or performed by Tenant; and

36.2. The term “Tenant,” as used in this Lease shall mean and include each of them, jointly and severally. The act of, notice from, notice to, refund to, or signature of any one or more of them with respect to the tenancy under this Lease, including any renewal, extension, expiration, termination or modification of this Lease, shall be binding upon each and all of the persons executing this Lease as Tenant with the same force and effect as if each and all of them had so acted, so given or received such notice or refund, or so signed.

37. Representations. Tenant guarantees, warrants and represents that (a) Tenant is duly incorporated or otherwise established or formed and validly existing under the laws of its state of incorporation, establishment or formation, (b) Tenant has and is duly qualified to do business in the state in which the Property is located, (c) Tenant has full corporate, partnership, trust, association or other appropriate power and authority to enter into this Lease and to perform all Tenant’s obligations hereunder, (d) each person (and all of the persons if more than one signs) signing this Lease on behalf of Tenant is duly and validly authorized to do so and (e) neither (i) the execution, delivery or performance of this Lease nor (ii) the consummation of the transactions contemplated hereby will violate or conflict with any provision of documents or instruments under which Tenant is constituted or to which Tenant is a party. In addition, Tenant

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guarantees, warrants and represents that none of (x) it, (y) its affiliates or partners nor (z) to the best of its knowledge, its members, shareholders or other equity owners or any of their respective employees, officers, directors, representatives or agents is a person or entity with whom U.S. persons or entities are restricted from doing business under regulations of the Office of Foreign Asset Control (“OFAC”) of the Department of the Treasury (including those named on OFAC’s Specially Designated and Blocked Persons List) or under any statute, executive order (including the September 24, 2001, Executive Order Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit, or Support Terrorism) or other similar governmental action.

38. Confidentiality. Tenant shall keep the terms and conditions of this Lease and any information provided to Tenant or its employees, agents or contractors pursuant to Article 9 confidential and shall not (a) disclose to any third party any terms or conditions of this Lease or any other Lease-related document (including subleases, assignments, work letters, construction contracts, letters of credit, subordination agreements, non-disturbance agreements, brokerage agreements or estoppels) or (b) provide to any third party an original or copy of this Lease (or any Lease-related document). Landlord shall not release to any third party any non-public financial information or non-public information about Tenant’s ownership structure that Tenant gives Landlord. Notwithstanding the foregoing, confidential information under this Section may be released by Landlord or Tenant under the following circumstances: (x) if required by Applicable Laws or in any judicial proceeding; provided that the releasing party has given the other party reasonable notice of such requirement, if feasible, (y) to a party’s attorneys, accountants, brokers and other bona fide consultants or advisers (with respect to this Lease only); provided such third parties agree to be bound by this Section or (z) to bona fide prospective assignees or subtenants of this Lease; provided they agree in writing to be bound by this Section.

39. Notices. Any notice, consent, demand, invoice, statement or other communication required or permitted to be given hereunder shall be in writing and shall be given by personal delivery or by overnight delivery with a reputable nationwide overnight delivery service. If given by personal delivery, any such notice, consent, demand, invoice, statement or other communication shall be deemed delivered upon receipt; if given by overnight delivery, shall be deemed delivered one business (1) day after deposit with a reputable nationwide overnight delivery service. Any notices given pursuant to this Lease shall be addressed to Tenant at the Premises, or to Landlord or Tenant at the addresses shown in Sections 2.9 and 2.10 or 2.11, respectively. Either party may, by notice to the other given pursuant to this Section, specify additional or different addresses for notice purposes.

40. [Intentionally omitted]

41. Miscellaneous.

41.1. Landlord reserves the right to change the name of the Building or the Project in its sole discretion.

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41.2. To induce Landlord to enter into this Lease, Tenant agrees that it shall promptly furnish to Landlord, from time to time, upon Landlord’s written request, the most recent year-end unconsolidated financial statements reflecting Tenant’s current financial condition audited by a nationally recognized accounting firm (subject to the last sentence of this Section). Tenant shall, within ninety (90) days after the end of Tenant’s financial year, furnish Landlord with a certified copy of Tenant’s year-end unconsolidated financial statements for the previous year audited by a nationally recognized accounting firm. Tenant represents and warrants that all financial statements, records and information furnished by Tenant to Landlord in connection with this Lease are true, correct and complete in all respects. If audited financials are not otherwise prepared, unaudited financials complying with generally accepted accounting principles reviewed by a certified public accountant and certified by the chief financial officer of Tenant as true, correct and complete in all respects shall suffice for purposes of this Section.

41.3. Where applicable in this Lease, the singular includes the plural and the masculine or neuter includes the masculine, feminine and neuter. The words “include,” “includes,” “included” and “including” shall mean ‘include,” etc., without limitation.” The section headings of this Lease are not a part of this Lease and shall have no effect upon the construction or interpretation of any part hereof.

41.4. If either party commences a demand, claim, action, cause of action or suit against the other party arising out of or in connection with this Lease, then the substantially prevailing party shall be reimbursed by the other party for all reasonable costs and expenses, including reasonable attorneys’ fees and expenses, incurred by the substantially prevailing party in such action or proceeding and in any appeal in connection therewith (regardless of whether the applicable demand, claim, action, cause of action or suit is voluntarily withdrawn or dismissed).

41.5. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease or otherwise until execution by and delivery to both Landlord and Tenant.

41.6. Time is of the essence with respect to the performance of every provision of this Lease in which time of performance is a factor.

41.7. Notwithstanding anything to the contrary contained in this Lease, Tenant’s obligations under this Lease are independent and shall not be conditioned upon performance by Landlord.

41.8. Whenever consent or approval of either party is required, that party shall not unreasonably withhold such consent or approval, except as may be expressly set forth to the contrary.

41.9. The terms of this Lease are intended by the parties as a final expression of their agreement with respect to the terms as are included herein, and may not be contradicted by evidence of any prior or contemporaneous agreement.

41.10. Any provision of this Lease that shall prove to be invalid, void or illegal shall in no way affect, impair or invalidate any other provision hereof, and all other provisions of this Lease shall remain in full force and effect and shall be interpreted as if the invalid, void or illegal provision did not exist.

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41.11. Upon the request of either Landlord or Tenant, the parties shall execute a document in recordable form containing only such information as is necessary to constitute a Notice of Lease under Massachusetts law. All costs of preparing and recording such notice shall be borne by the requesting party. Within ten (10) days after receipt of written request from Landlord, Tenant shall execute a termination of any Notice of Lease recorded with respect hereto. Neither party shall record this Lease.

41.12. The language in all parts of this Lease shall be in all cases construed as a whole according to its fair meaning and not strictly for or against either Landlord or Tenant.

41.13. Each of the covenants, conditions and agreements herein contained shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs; legatees; devisees; executors; administrators; and permitted successors, assigns, sublessees. Nothing in this Section shall in any way alter the provisions of this Lease restricting assignment or subletting.

41.14. This Lease shall be governed by, construed and enforced in accordance with the laws of the state in which the Premises are located, without regard to such state’s conflict of law principles.

41.15. Tenant guarantees, warrants and represents that the individual or individuals signing this Lease have the power, authority and legal capacity to sign this Lease on behalf of and to bind all entities, corporations, partnerships, limited liability companies, joint venturers or other organizations and entities on whose behalf such individual or individuals have signed.

41.16. This Lease may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document.

41.17. No provision of this Lease may be modified, amended or supplemented except by an agreement in writing signed by Landlord and Tenant. The waiver by Landlord of any breach by Tenant of any term, covenant or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant or condition herein contained.

41.18. To the extent permitted by Applicable Laws, the parties waive trial by jury in any action, proceeding or counterclaim brought by the other party hereto related to matters arising out of or in any way connected with this Lease; the relationship between Landlord and Tenant; Tenant’s use or occupancy of the Premises; or any claim of injury or damage related to this Lease or the Premises.

41.19. Upon thirty (30) days’ prior written notice to Landlord (“Cease Notice”), Tenant shall have the right to remove Tenant’s property from, and cease operations in, the Premises at any time and at Tenant’s sole discretion; provided, however, that (i) such right shall not affect any of Tenant’s obligations under this Lease (including, without limitation, Tenant’s obligation to pay all amounts due under this Lease), (ii) Tenant shall, at all times, keep the Premises in broom clean condition and (iii) during any period of time during which Tenant has ceased operations in the Premises, Landlord shall have the right to place film or other coverings on

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windows and doors to the the Premises. At any time following Tenant’s delivery of a Cease Notice, Landlord shall have the option (in Landlord’s sole and absolute discretion) to terminate this Lease on ten (10) days’ prior written notice to Tenant. In the event Landlord delivers such notice to Tenant, this Lease shall terminate as of the day set forth in Landlord’s notice (except for those provisions that, by their express terms, survive the expiration or earlier termination hereof).

41.20. Notwithstanding anything to the contrary in this Lease, Landlord shall indemnify, save, defend (at Tenant’s option and with counsel reasonably acceptable to Tenant) and hold the Tenant Parties harmless from and against any and all Claims resulting from the presence of Hazardous Materials at the Project in violation of Applicable Laws as of the Execution Date, unless placed at the Project by a Tenant Party.

42. Option to Extend Term. Tenant shall have the option (“Option”) to extend the Term by five (5) years as to the entire Premises (and no less than the entire Premises) upon the following terms and conditions. Any extension of the Term pursuant to the Option shall be on all the same terms and conditions as this Lease, except as follows:

42.1. Base Rent during the Option term shall equal the then-current fair market value (including fair market annual escalations) for comparable office space in the East Cambridge submarket of comparable age, quality, level of finish and proximity to amenities and public transit (“FMV”). Tenant may, no more than twelve (12) months prior to the date the Term is then scheduled to expire, request Landlord’s estimate of the FMV for the Option term. Landlord shall, within fifteen (15) days after receipt of such request, give Tenant a written proposal of such FMV. If Tenant gives written notice to exercise the Option, such notice shall specify whether Tenant accepts Landlord’s proposed estimate of FMV. If Tenant does not accept the FMV, then the parties shall endeavor to agree upon the FMV, taking into account all relevant factors, including (a) the size of the Premises, (b) the length of the Option term, (c) rent in comparable buildings in the relevant submarket, including concessions offered to new tenants, such as free rent, tenant improvement allowances and moving allowances, (d) Tenant’s creditworthiness and (e) the quality and location of the Building and the Project. In the event that the parties are unable to agree upon the FMV within thirty (30) days after Tenant notifies Landlord that Tenant is exercising the Option, then either party may request that the same be determined as follows: a senior officer of a nationally recognized leasing brokerage firm with local knowledge of the East Cambridge office/research and development leasing submarket (the “Baseball Arbitrator”) shall be selected and paid for jointly by Landlord and Tenant. If Landlord and Tenant are unable to agree upon the Baseball Arbitrator, then the same shall be designated by the local chapter of the American Arbitration Association or any successor organization thereto (the “AAA”). The Baseball Arbitrator selected by the parties or designated by the AAA shall (y) have at least ten (10) years’ experience in the leasing of office/research and development space in the East Cambridge submarket and (z) not have been employed or retained by either Landlord or Tenant or any affiliate of either for a period of at least ten (10) years prior to appointment pursuant hereto. Each of Landlord and Tenant shall submit to the Baseball Arbitrator and to the other party its determination of the FMV. The Baseball Arbitrator shall grant to Landlord and Tenant a hearing and the right to submit evidence. The Baseball Arbitrator shall determine which of the two (2) FMV determinations more closely represents the

54

actual FMV. The arbitrator may not select any other FMV for the Premises other than one submitted by Landlord or Tenant. The FMV selected by the Baseball Arbitrator shall be binding upon Landlord and Tenant and shall serve as the basis for determination of Base Rent payable for the Option term. If, as of the commencement date of the Option term, the amount of Base Rent payable during the Option term shall not have been determined, then, pending such determination, Tenant shall pay Base Rent equal to the Base Rent payable with respect to the last year of the then-current Term. After the final determination of Base Rent payable for the Option term, the parties shall promptly execute a written amendment to this Lease specifying the amount of Base Rent to be paid during the Option term. Any failure of the parties to execute such amendment shall not affect the validity of the FMV determined pursuant to this Section.

42.2. The Option is not assignable separate and apart from this Lease.

42.3. The Option is conditional upon Tenant giving Landlord written notice of its election to exercise the Option at least nine (9) months prior to the end of the expiration of the then-current Term. Time shall be of the essence as to Tenant’s exercise of the Option. Tenant assumes full responsibility for maintaining a record of the deadlines to exercise the Option. Tenant acknowledges that it would be inequitable to require Landlord to accept any exercise of the Option after the date provided for in this Section.

42.4. Notwithstanding anything contained in this Article to the contrary, Tenant shall not have the right to exercise the Option:

(a) During the time commencing from the date Landlord delivers to Tenant a written notice that Tenant is in default under any provisions of this Lease and continuing until Tenant has cured the specified default to Landlord’s reasonable satisfaction; or

(b) At any time after any Default as described in Article 31 of the Lease and continuing until Tenant cures any such Default, if such Default is susceptible to being cured; or

(c) In the event that Tenant has defaulted in the performance of its obligations under this Lease two (2) or more times and a service or late charge has become payable under Section 31.1 for each of such defaults during the twelve (12)-month period immediately prior to the date that Tenant intends to exercise the Option, whether or not Tenant has cured such defaults.

42.5. The period of time within which Tenant may exercise the Option shall not be extended or enlarged by reason of Tenant’s inability to exercise such Option because of the provisions of Section 42.4.

42.6. All of Tenant’s rights under the provisions of the Option shall terminate and be of no further force or effect even after Tenant’s due and timely exercise of the Option if, after such exercise, but prior to the commencement date of the new term, (a) Tenant fails to pay to Landlord a monetary obligation of Tenant for a period of twenty (20) days after written notice from Landlord to Tenant, (b) Tenant fails to commence to cure a default (other than a monetary default) within thirty (30) days after the date Landlord gives notice to Tenant of such default or (c) Tenant has defaulted under this Lease two (2) or more times and a service or late charge under Section 31.1 has become payable for any such default, whether or not Tenant has cured such defaults.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

55

IN WITNESS WHEREOF, the parties hereto have executed this Lease as a sealed Massachusetts instrument as of the date first above written.

LANDLORD: BMR-BROADWAY LLC, a Delaware limited liability company

By:	/s/ Kevin M. Simonsen
Name:	Kevin M. Simonsen
Title:	VP, Real Estate Legal

TENANT:

ADHARMONICS, INC., a Delaware corporation

By:	/s/ Seth N. Birnbaum
Name:	Seth N. Birnbaum
Title:	CEO

EXHIBIT A

PREMISES

See attached.

A-1

6
1.3
1.2
1
A
B
C
D
TENANT 3B
TENANT 3A
TEN. 3C
TEN. 3B
TENANT 3A
VERTICAL
FLOOR COMMON
VERTICAL
TENANT 3C
LEGEND
FLOOR COMMON
TENANT 3A
TENANT 3B
AdHarmonics Premises
VERTICAL

© Copyright Arrowstreet Inc.

5/1/2013 12:41:14 PM

ARROWSTREET

BioMed Realty
Discover here.

210 Broadway, 3rd Floor
Cambridge, MA 02139

3RD FLOOR PREMISES PLAN
1 May 2013
1/16" = 1'-0"

A-A2

EXHIBIT B

TENANT IMPROVEMENTS

See attached.

B-2

6/26/2013 4:42:38 PM

EXTENT OF CONSTRUCTION
SERVER
312
CONFERENCE
316
OPEN OFFICE
318
STORAGE
314
ENTRY
313
CONFERENCE
317
KITCHENETTE
324
OFFICE
323
OFFICE
322
OFFICE
321
OFFICE
320
OFFICE
319
OPEN OFFICE
318
OPEN OFFICE
325
EXTENT OF CONSTRUCTION

1 THIRD FLOOR PLAN

KEYED FLOOR PLAN NOTES

LEGEND & GENERAL NOTES

BioMed Realty
Discover here.

Interior Alterations for AdHarmonics

210 Broadway, 3rd Floor
Cambridge, MA 02139

Progress Set - Design Development

ARROWSTREET
Architecture
Urban Design
Planning
Graphics and Interiors

Project Number:	13050
Drawn By:	
Checked By:	
Issue Date:	26 June 2013

Revisions

No.	Date	Description

Drawing Title

3RD FLOOR PLAN

SCALE 1/8" = 1'-0"

Drawing Number

A2.12A

wilmerhale.com
2018 11.16
CONFIDENTIAL

6/14/2013 10:41:14 AM

© Copyright Arrowstreet Inc.

ARROWSTREET
AdHarmonics
210 Broadway, 3rd Floor
Cambridge, MA 02139
FIT-OUT PLAN
19 June 2013
1/8" = 1'-0"
A2.1
KITCHEN
OPEN OFFICE
OFFICE
OFFICE
BREAK-OUT
AREA / OFFICE
ADD-ALTERNATE
Add-Alternate:
Provide drywall & Rico framed door/side-light to create additional office.
OFFICE
OFFICE
RECEPT
OPEN OFFICE
CONF. / OFFICE
STORAGE
CONFERENCE
OPEN OFFICE
SERVER ROOM
ELEV NO. 1
ELEV NO. 2
3
2.5
2
1
E.4
E
D
C

BioMed Realty Trust

7/1/2013

210 Broadway - Adharmonics

Conceptual Development Budget

210 Broadway - Adharmonics		6,010 sf
TENANT IMPROVEMENT (TURNKEY)
TI | HARD COST
Hard Cost | CM Estimate		$393,022	$65.39	/ sf
Hard Cost Project Contingency	5.0%	$19,651	$3.27	/ sf
TOTAL - HARD COST		$412,673	$68.66	/ sf
TI | SOFT COST
Design Fees		$51,200	$8.52	/ sf
Design Reimbursables		$1,500	$0.25	/ sf
Building Commissioning		$6,000	$1.00	/ sf
Multi-Tenant Signage		$500	$0.08	/ sf
Soft Cost Contingency	10.0%	$5,920	$0.99	/ sf
SUB-TOTAL -SOFT COST		$65,120	$10.84	/ sf
BMR Development Fee	3.0%	$14,764	$2.46	/ sf
TOTAL - TI / PROJECT BUDGET		$492,557	$81.96	/ sf

BloMed Realty Trust

TENANT IMPROVEMENT ESTIMATE

Adharmonics Third Floor Fit-Out

AST DD plans dated June 26, 2013

ESTIMATE DATE: 6/28/13

Third Floor

DESCRIPTION	QTY	UNIT	U/P	COST	TOTALS
MISCELLANEOUS CARPENTRY
WOOD BLOCKING FOR MILLWORK		0 LOT	$750.00	$0	none shown
BLOCKING FOR CONFERENCE ROOMS		2 LOCS	$350.00	$700	focus room also
BLOCKING FOR WINDOW BLINDS		LF	$7.00	$0	EXISTING
TEL- DATA BACKBOARDS		1 LOCS	$1,500.00	$1,500
MISC BLOCKING		1 ALLOW	$750.00	$750

SUBTOTAL MISCELLANEOUS CARPENTRY					$2,950
INTERIOR ARCHITECTURAL WOODWORK
OFFICES				ASSUME NONE
BOARD ROOM MILLWORK				ASSUME NONE
SMALL CONFERENCE ROOMS		0 ALLOW	$1,500.00	$0
MEDIUM CONFRERENCE ROOMS		0 ALLOW	$2,500.00	$0
RECEPTION AREA MILLWORK		1 ALLOW	$5,000.00	NIC
RECEPTION DESK		0	ASSUME FURNITURE BY OTHERS
KITCHEN -UPPERS/LOWERS		13 LF	$525.00	$6,825	PLAM
TOPS		32.5 SF	$160.00	$5,200	PLAM
MAIN COPY / MAIL ROOM
LOWER CABINETS		0 LF	$325.00	none shown
SHELVES ABOVE		0 LF	$125.00	none shown
TOPS PLAM		0 LF	$160.00	none shown
COAT CLOSET SHELF & POLE		0 LF	$35.00	$0
STORAGE SHELVING			ASSUME FURNITURE BY OTHERS
MISC MILLWORK NOT SHOWN		1 ALLOW	$2,500.00	assume none

SUBTOTAL INTERIOR ARCH WOODWORK					$12,025
SPRAY FIREPROOFING
PATCH FIREPROOFING DAMAGED BY NEW WORK		1 ALLOW	$2,500.00	not req In this space
(DUE TO WALL DEMO)

SUBTOTAL FIRESTOPPING					$0
DOORS, FRAMES & HARDWARE
DOORS
SINGLE WOOD DOOR & HARDWARE		8 LVS	$1,100.00	$8,800
HALF WOOD DOOR & HARDWARE		0 EA	$600.00	$0
MISC CLOSET DOOR		0 PR	$1,500.00	$0
WOOD DOOR WITH FULLL GLASS INSET		0 LVS	$1,300.00	$0
DOUBLE WOOD DOOR WITH GLASS INSET		0 PR	$2,200.00	$0
INSTALL HM DOOR FRAMES				W/DRYWALL
RACO FRAMING		472 SF	$15.00	$7,080
SECURITY DOOR HARDWARE - TBD		2 ALLOW	$3,500.00	$7,000	front and back doors

SUBTOTAL DOORS, FRAMES & HARDWARE					$22,880

GLASS & GLAZING
3/8” glass In RACO sidelite	280 SF	$22.00		$6,160	8’ HIGH
TEMPERED GLASS DOOR & HARDWARE	2 LVS	$5,500.00		$11,000	AT MAIN ENTRY
TEMPERED GLASS SIDELITES AT ENTRY	16 SF	$40.00		$640	AT MAIN ENTRY
SLIDING DOORS	0 LVS	$3,800.00		0
ADD FILM AT GLASS	0 SF	15		0

SUBTOTAL GLASS & GLAZING					$17,800
DRYWALL
PARTITIONS
DEMOLITON OF EXISTING PARTITIONS AND CEILINGS /SO	4,978 SF	$1.65		w/cs
SOFFITS	0 LF	$35.00		$0
ALLOW FOR SOFFITS AT CONF AND KTICHEN	1 ALLOW	$1,500.00		$1,500
STANDARD PARTITION	269 LF	$88.00		$23,672	N.I. Demising Wall
header above raco	38 If	$82.00		above
INTERIOR COLUMN ENCLOSURE	2 EA	$550.00		$1,100
PERIMETER COLUMN ENCLOSURE	4 EA			W/BASE BUILDING
INSTALL RACO FRAMES	6 EA	$75.00		IN U/P ABOVE
GWB CEILING	0 SF	$9.00		$0
DRYWALL UPGRADES	1 ALLOW	$1,500.00		$1,500
PATCH EXISTING PARTITIONS	1 ALLOW	$2,500.00		$2,500
REDO REAR DEMISING CORRIDOR	0 LF	$105.00		W/BASE BUILDING
WINDOW VALANCE				ASSUME NONE
FILE NICHE				ASSUME NONE

SUBTOTAL DRYWALL					$30,272
STONE / TILE
BASE	0 LF	$30.00		$0	ASSUME THIN-SET
FLOOR TILE IN RECEPTION	0 SF	$18.00		$0

SUBTOTAL STONE/TILE					$0
ACCOUSTICAL CEILINGS
ACT-1 2x2	1,620 SF	$4.00		$6,480
UPGRADE TO PREMIUM ACT	0 SF	$12.00		NIC	RECEPTION AREA ONLY
REPLACE EXTG ACT FOR DEMO IN MAIN ELEV LOBBY	200 SF	$6.00		W/BASE BUILDING

SUBTOTAL ACCOUSTICAL CEILINGS			$		6,480
RESILIENT FLOORING & BASE
CPT-1, CARPET	573 SY	$38.00		$21,782
OTHER CARPET AT CONF ROOMS	0 SY	$40.00		$0
VCT AT KITCHEN	210 SF	$6.00		$1,260
VCT AT STORAGE AREA	78 SF	$4.00		$312
VCT AT SERVER ROOM	180 SF	$8.00		SEE ALT BELOW
VINYL BASE	688 LF	$4.00		$2,752

SUBTOTAL RESILIENT FLOORING & BASE			$		26,106
ACCOUSTICAL TREATMENT
FABRIC WALL PANELS AT CONF ROOMS	ALLOW	$3,500.00		$0
SUBTOTAL ACCOUSTICAL TREATMENT					ASSUME BY OWNER
PAINTING
PAINT PARTITIONS	8,494 SF	$0.75		$6,371
PAINT EXISTING PARTITIONS	1 lot	$1,500.00		$1,500
PAINT COLUMN ENCLOSURE	3 EA	$100.00		$300
prep and paint exposed celling s	3,358 sf	$3.00		$10,074
PAINT GWB CEILINGS/ SOFFITS	1 LOT	$750.00		$750
PAINT CLOSET SHELVING	0 LF	$12.00		$0
PAINT DOORS	8 EA	$125.00		PREFINISHED
PAINT FRAMES	8 EA	$75.00		PREFINISHED
ALLOW FOR PREMIUM FINISHES /ACCENT COLRS	1 ALLOW	$1,200.00		$1,200

SUBTOTAL PAINTING					$20,195

SPECIALTIES
FIRE EXTINGUISHERS & CABINETS	2 EA	$300.00	$600
PAPER TOWEL DISPENSER	0 EA	$200.00	by tenant
SOAP DISPENSER	0 EA	$50.00	by tenant
MARKER BOARDS			BY TENANT
VISUAL DISPLAY BOARDS			BY TENANT
AUDIO / VISUAL ALLOWANCE			BY TENANT
TACKBOARDS			BY TENANT
MOTORIZED FILE STORAGE RACK			BY TENANT
MAILSLOTS			BY TENANT
INTERIOR SIGNAGE			BY TENANT

SUBTOTAL SPECIALTIES				$600
EQUIPMENT
APPLIANCES
-MICROWAVE	1 EA	$450.00	$450
-REFRIGERATOR	1 EA	$2,000.00	$2,000
-UNDERCOUNTER DISHWASHER	0 EA	$1,000.00	$0
-INSINKERATOR DISPOSAL UNIT	1 EA	$250.00	$250

SUBTOTAL EQUIPMENT				$2,700
FURNISHINGS
WINDOW TREATMENT - manual mecho shade	0 SF	$8.00	REUSE EXISTING
BLACKOUT SHADE AT CONF ROOM	1 allow	$5,000.00	NIC	ASSUME NOT CARRYING

SUBTOTAL FURNISHINGS				$0
PLUMBING
SINK AT KITCHEN	1 EA	3200.00	$3,200
PUMPED WASTE	ALLOW	2500.00	not reqd
WATER HEATERS AT SINKS	1 EA	1200.00	$1,200
PIPING TO STACKS	1 LOT	7500.00	$7,500
INSULATION	1 LOT	1600.00	$1,600
WATER FOUNTAINS	0 EA	3000.00	W/BASE BLDG
WATER FILTRATION SYSTEM- PLUMBING CONN ALLOW	1 EA	$300.00	$300
WATER FILTRATION SYSTEM- ALLOW	0 EA		DIRECT BUY
CONNECTION FOR DISHWASHER	0 EA	$1,800.00	$0
SINK IN WORK AREA	0 EA	$3,600.00	$0
FLOOR DRAINS			ASSUME NONE
CONNECTION FOR ICEMAKER	1 EA	$750.00	$750

SUBTOTAL PLUMBING				$14,550
FIRE PROTECTION
FLOW & TAMPER SWITCH				BY BASE BUILDING
MAINS & CROSS CONNECTS ALLOWANCE	1 ALLOW	$2,500.00	$2,500
REWORK HEADS TENANT AREAS-CONCEALED (ALLOW 1/1	35 EA	$175.00	$6,171
NEW HEADS (15 % ADDED)	6 EA	$275.00	$1,711
DRAIN DOWNS	2 EA	$750.00	$1,500
HOLD PRESSURE TESTING	1 HOLD	$1,500.00	$1,500

SUBTOTAL FIRE PROTECTION				$13,382
HVAC	SF
DEMO AND MAKE SAFE	4 md	$600.00	$2,400
EQUIPMENT			$0
FAN POWERED BOXES AT PERIMETER	4 EA	$1,800.00	USE EXISTING
VAV BOXES	3 EA	$1,400.00	USE EXISTING
CONF ROOM BOXES	1 EA	$1,800.00	USE EXISTING
PIPING
SHEET METAL
MEDIUM PRESSURE DUCT LOOP ASSUME .4LBS/SF	0 LBS	$7.00	$0	ASSUMING IT REMAINS
LOW PRESSURE DUCTWK- ASSUME .30 LBS/SF	1,500 LBS	$9.00	$13,500
TRANSFER DUCTS-ALLOW	7 EA	$250.00	$1,750
INSULATION OF DUCTWORK	1,500 SF	$1.60	$2,400
MISC
LINEAR DIFFUSERS	0 EA	$150.00	$0

NEW G/R/D’S	28 EA	$105.00	$2,940
RETURN GRILLS	14 EA	$95.00	$1,330	NON DUCTED
CONTROLS
CONTROLLER/T-STAT	1 ALLOW	$1,500.00	$1,500
DDC CONTROL/MONITORING PTS TIE IN TO BASE SYSTEM	1 ALLOW	$5,000.00	W/CORE
BALANCING	58 PTS	$75.00	$4,350
SPECIALTY COOLIING AT SERVER	1 SETUPS	$17,500	SEE BELOW
VOLUME DAMPERS			W/UNIT PRICE
FIRE/SMOKE DAMPERS			IN BASE PRICE
SUBCONTRACTOR MARKUP 8%	10%	$27,770	$2,777

SUBTOTAL HVAC				$32,947
ELECTRICAL
DISTRIBUTION	1 allow	$5,000.00	USE EXISTING
HIGH VOLTAGE PANELS	1 EA	$6,000.00	USE EXISTING
LOW VOLTAGE PANELS	1 EA	$4,500.00	USE EXISTING
NEW TRANSFORMER	1 EA	$3,500.00	USE EXISTING
FEEDERS/ REWORK PANELS PER METERNIG NOTES	1 LOT	$7,500.00	$7,500
CHECK METER	1 EA	$2,000.00	natn metering notes
LIGHTING	4,978 sf	$5.00	below
linear pendants	116 If	$42.00	$4,872
2x2	16 ea	$275.00	$4,400
recessed	11 EA	$275.00	$3,025
pendants	7 EA	$600.00	$4,200
rough In lites	49 EA	$180.00	$8,820
Install finish fixtures	49 EA	$90.00	$4,410
SWITCHES	12 EA	$115.00	$1,380
MOTION SENSORS	7 EA	$300.00	$2,100
DIMMERS AT CONF ROOM	1 LOT	$600.00	$600
POWER
DUPLEX OUTLET	16 EA	$115.00	$1,640
QUAD OUTLET	22 EA	$115.00	$2,530
GFI OUTLETS	3 EA	$175.00	$525
SPECIAL PURPOSE	12 EA	$220.00	ABOVE NOW ??	TVS
WASTE DISPOSAL JUNCTION BOX	1 EA	$300.00	$300
MULTISERVICE FIRE-RATED POKE-THRU	1 EA	$900.00	$900
SYSTEM FURNITURE
FURNITURE FEED	9 EA	$1,250.00	$11,250
JUNCTION BOX - POWER & TELE/DATA	0 EA	$300.00	$0
RECESSED FLOOR BOX WITH TELE/DATA & POWER	4 EA	$1,500.00	$6,000
RECESSED FLOOR BOX WITH POWER	0 EA	$750.00	$0
POWER / DATA / CATV REQ FOR LCD PROJECTOR	2 EA	$300.00	$600
SERVER ROOM POWER REQUIREMENTS	180 SF	$55.00	SEE BELOW
TABLE OUTLETS IN CONF RM	1 EA	$450.00	$450
WIRE MANAGEMENT- J-HOOKS & UNISTRUT	1 LOT	$750.00	$750	TELDATA ONLY
WIRE FAN POWERED BOX	5 EA	$600.00	$3,000
WIRE VAV BOX	3 EA	$400.00	$1,200
WIRE EXHAUST FAN	1 EA	$500.00	$500
PROJECTION SCREEN INSTALL & WIRING	0 EA	$900.00	FF&E

TELE/DATA	27 OUTLETS		$375.00	BY TENANT
AV	1 allow		$10,000.00	BY TENANT
DOOR BELL AT FRONT DOOR	1 EA		$500.00	$500
FIRE ALARM
HORN AND STROBE	5 EA		$450.00	$2,250
STROBE ONLY	EA		$375.00	$0
control moduLEs at doors	3 ea		$525.00	$1,575
SMOKE DETECTORS	0 EA		$475.00	$0
DUCT DETECTORS	EA		$550.00	$0
REMOTE TEST STATION	0 EA		$400.00	$0
PULL STATION	EA		$425.00	EXISTING
TESTING AND START UP	1 LS		$2,500.00	$2,500
EDGE LIT EXIT SIGN	5 EA		$475.00	$2,375
EMERGENCY BATTERY PACK LIGHTS(EB)	5 EA		$450.00	$2,250
SECURITY RACEWAY	1 ALLOW		$1,500.00	$1,500
SECURITY - CARD ACCESS SYSTEM	0 ALLOW		$20,000.00	BY TENANT
CARD READERS				BY TENANT
HEAD END PROGRAMMING				BY TENANT
SUBCONTRACTOR MARKUP	6%		$84,102	$5,046

SUBTOTAL ELECTRICAL					$89,148

TOTAL DIRECT WORK				$292,035	$292,035
GENERAL CONDITIONS AND JOB EXPENSE	1 LOT			$35,000	$35,000
GEN LIABILITY COST	1.1%			$327,035	$3,597
BUILDING PERMITS	1.5%			$330,632	$4,959
CONTINGENCY	3.0%			$335,592	$10,068
PERFORMANCE & PAYMENT BONDS					ASSUME NIC
WINTER WEATHER ALLOWANCE	1 ALLOW				NIC
FEE	3.0%			$345,660	$10,370

TOTAL					$356,029

SERVER ROOM ALTERNATE (ROOM 312 180 SF)
NEW VCT FLOORING	180 SF		$8.00	$1,440
NEW BASE	48 LF		$5.00	$240
ACT	180 SF		$5.00	$900
PAINT ROOM	1 LOT		$750.00	$750
SECURITY HARDWARE AT DOOR	1 ALLOW		$3,500.00	$3,500
SPECIALTY COOLIING AT SERVER	1 SETUPS		$17,500	$17,500
SERVER ROOM POWER REQUIREMENTS	180 SF		$55.00	SEEE BELOW
220 V 30 AMP TWIST LOCK	4 EA		$800.00	$3,200
20 AMP DEDICATED CIRCUITS	2 EA		$650.00	$1,300
WIRE AC UNITS	2 EA		$1,500.00	$3,000
LIGHT ROOM	4 FIXTURES		$450.00	$1,800
			SUBTOTAL	$33,630
	PERMIT, INS ETC			$3,363
			TOTAL	$36,993
deduct for office 321	1 lot	-$	3,500.00	($3,500)

EXHIBIT C

ACKNOWLEDGEMENT OF TERM COMMENCEMENT DATE

AND TERM EXPIRATION DATE

THIS ACKNOWLEDGEMENT OF TERM COMMENCEMENT DATE AND TERM EXPIRATION DATE is entered into as of [             ], 20 [     ], with reference to that certain Lease (the “Lease”) dated as of [             ], 20[     ], by ADHARMONICS, INC., Delaware corporation (“Tenant”), in favor of BMR-BROADWAY LLC, a Delaware limited liability company (“Landlord”). All capitalized terms used herein without definition shall have the meanings ascribed to them in the Lease.

Tenant hereby confirms the following:

1. Tenant accepted possession of the Premises for use in accordance with the Permitted Use on [             ], 20[     ]. Tenant first occupied the Premises for the Permitted Use on [             ], 20[    ].

2. The Premises are in good order, condition and repair.

3. The Tenant Improvements are Substantially Complete.

4. The Termination Fee is [                     ].

5. All conditions of the Lease to be performed by Landlord as a condition to the full effectiveness of the Lease have been satisfied, and Landlord has fulfilled all of its duties in the nature of inducements offered to Tenant to lease the Premises.

6. In accordance with the provisions of Article 4 of the Lease, the Term Commencement Date is [             ], 20[     ], and, unless the Lease is terminated prior to the Term Expiration Date pursuant to its terms, the Term Expiration Date shall be [             ], 20[     ].

7. The Lease is in full force and effect, and the same represents the entire agreement between Landlord and Tenant concerning the Premises[, except [            ]].

8. Tenant has no existing defenses against the enforcement of the Lease by Landlord, and there exist no offsets or credits against Rent owed or to be owed by Tenant.

9. The obligation to pay Rent is presently in effect and all Rent obligations on the part of Tenant under the Lease commenced to accrue on [            ], 20[     ], with Base Rent payable on the dates and amounts set forth in the chart below:

Dates	Square Feet of Rentable Area	Base Rent per Square Foot of Rentable Area	Monthly Base Rent	Annual Base Rent
Months 1 - 12	6,010	$49.00 annually	$24,540.83	$294,490.00
Months 13 - 24	6,010	$50.00 annually	$25,041.67	$300,500.00
Months 25 - 36	6,010	$51.00 annually	$25,542.50	$306,510.00
Months 37 - 48	6,010	$52.00 annually	$26,043.33	$312,520.00
Months 49 - 60	6,010	$53.00 annually	$26,544.17	$318,530.00

10. The undersigned Tenant has not made any prior assignment, transfer, hypothecation or pledge of the Lease or of the rents thereunder or sublease of the Premises or any portion thereof.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Tenant has executed this Acknowledgment of Term Commencement Date and Term Expiration Date as of the date first written above.

TENANT:

ADHARMONICS, INC.,

a Delaware corporation

By:
Name:
Title:

EXHIBIT D

[Intentionally omitted]

D-1

EXHIBIT E

FORM OF LETTER OF CREDIT

[On letterhead or L/C letterhead of Issuer.]

LETTER OF CREDIT

Date:                 , 20

(the “Beneficiary”)

Attention:
L/C. No.:
Loan No.:

Ladies and Gentlemen:

We establish in favor of Beneficiary our irrevocable and unconditional Letter of Credit numbered as identified above (the “L/C”) for an aggregate amount of $                , expiring at     :00 p.m. on             or, if such day is not a Banking Day, then the next succeeding Banking Day (such date, as                     extended from time to time, the “Expiry Date”). “Banking Day” means a weekday except a weekday when commercial banks in                     are authorized or required to close.

We authorize Beneficiary to draw on us (the “Issuer”) for the account of                     (the “Account Party”), under the terms and conditions of this L/C.

Funds under this L/C are available by presenting the following documentation (the “Drawing Documentation”): (a) the original L/C and (b) a sight draft substantially in the form of Attachment 1, with blanks filled in and bracketed items provided as appropriate. No other evidence of authority, certificate, or documentation is required.

Drawing Documentation must be presented at Issuer’s office at                             on or before the Expiry Date by personal presentation, courier or messenger service, or fax. Presentation by fax shall be effective upon electronic confirmation of transmission as evidenced by a printed report from the sender’s fax machine. After any fax presentation, but not as a condition to its effectiveness, Beneficiary shall with reasonable promptness deliver the original Drawing Documentation by any other means. Issuer will on request issue a receipt for Drawing Documentation.

We agree, irrevocably, and irrespective of any claim by any other person, to honor drafts drawn under and in conformity with this L/C, within the maximum amount of this L/C, presented to us on or before the Expiry Date, provided we also receive (on or before the Expiry Date) any other Drawing Documentation this L/C requires.

We shall pay this L/C only from our own funds by check or wire transfer, in compliance with the Drawing Documentation.

If Beneficiary presents proper Drawing Documentation to us on or before the Expiry Date, then we shall pay under this L/C at or before the following time (the “Payment Deadline”): (a) if presentment is made at or before noon of any Banking Day, then the close of such Banking Day; and (b) otherwise, the close of the next Banking Day. We waive any right to delay payment beyond the Payment Deadline. If we determine that Drawing Documentation is not proper, then we shall so advise Beneficiary in writing, specifying all grounds for our determination, within one Banking Day after the Payment Deadline.

Partial drawings are permitted. This L/C shall, except to the extent reduced thereby, survive any partial drawings.

We shall have no duty or right to inquire into the validity of or basis for any draw under this L/C or any Drawing Documentation. We waive any defense based on fraud or any claim o fraud.

The Expiry Date shall automatically be extended by one year (but never beyond             (the “Outside Date”)) unless, on or before the date 90 days before any Expiry Date, we have given Beneficiary notice that the Expiry Date shall not be so extended (a “Nonrenewal Notice”). We shall promptly upon request confirm any extension of the Expiry Date under the preceding sentence by issuing an amendment to this L/C, but such an amendment is not required for the extension to be effective. We need not give any notice of the Outside Date.

Beneficiary may from time to time without charge transfer this L/C, in whole but not in part, to any transferee (the “Transferee”). Issuer shall look solely to Account Party for payment of any fee for any transfer of this L/C. Such payment is not a condition to any such transfer. Beneficiary or Transferee shall consummate such transfer by delivering to Issuer the original of this L/C and a Transfer Notice substantially in the form of Attachment 2, purportedly signed by Beneficiary, and designating Transferee. Issuer shall promptly reissue or amend this L/C in favor of Transferee as Beneficiary. Upon any transfer, all references to Beneficiary shall automatically refer to Transferee, who may then exercise all rights of Beneficiary. Issuer expressly consents to any transfers made from time to time in compliance with this paragraph.

Any notice to Beneficiary shall be in writing and delivered by hand with receipt acknowledged or by overnight delivery service such as FedEx (with proof of delivery) at the above address, or such other address as Beneficiary may specify by written notice to Issuer. A copy of any such notice shall also be delivered, as a condition to the effectiveness of such notice, to:                             (or such replacement as Beneficiary designates from time to time by written notice).

No amendment that adversely affects Beneficiary shall be effective without Beneficiary’s written consent.

This L/C is subject to and incorporates by reference: (a) the International Standby Practices 98 (“ISP 98”); and (b) to the extent not inconsistent with ISP 98, Article 5 of the Uniform Commercial Code of the State of New York.

Very truly yours,

[Issuer Signature]

ATTACHMENT 1 TO EXHIBIT E

FORM OF SIGHT DRAFT

[BENEFICIARY LETTERHEAD]

TO:

[Name and Address of Issuer]

SIGHT DRAFT

AT SIGHT, pay to the Order of                                 , the sum of                                 United States Dollars ($                                     ). Drawn under [Issuer] Letter of Credit No.                                     dated                                         .

[Issuer is hereby directed to pay the proceeds of this Sight Draft solely to the following account:                                                      .]

[Name and signature block, with signature or purported signature of Beneficiary]

Date:

E-1-1

ATTACHMENT 2 TO EXHIBIT E

FORM OF TRANSFER NOTICE

[BENEFICIARY LETTERHEAD]

TO:

[Name and Address of Issuer] (the “Issuer”)

TRANSFER NOTICE

By signing below, the undersigned, Beneficiary (the “Beneficiary”) under Issuer’s Letter of Credit No.                                    dated                                         (the “L/C”), transfers the L/C to the following transferee (the “Transferee”):

[Transferee Name and Address]

The original L/C is enclosed. Beneficiary directs Issuer to reissue or amend the L/C in favor of Transferee as Beneficiary. Beneficiary represents and warrants that Beneficiary has not transferred, assigned, or encumbered the L/C or any interest in the L/C, which transfer, assignment, or encumbrance remains in effect.

[Name and signature block, with signature or purported signature of Beneficiary]

Date:                                              ]

E-2-1

EXHIBIT F

RULES AND REGULATIONS

NOTHING IN THESE RULES AND REGULATIONS (“RULES AND REGULATIONS”) SHALL SUPPLANT ANY PROVISION OF THE LEASE. IN THE EVENT OF A CONFLICT OR INCONSISTENCY BETWEEN THESE RULES AND REGULATIONS AND THE LEASE, THE LEASE SHALL PREVAIL.

1. No Tenant Party shall encumber or obstruct the common entrances, lobbies, elevators, sidewalks and stairways of the Building(s) or the Project or use them for any purposes other than ingress or egress to and from the Building(s) or the Project.

2. Except as specifically provided in the Lease, no sign, placard, picture, advertisement, name or notice shall be installed or displayed on any part of the outside of the Premises or the Building(s) without Landlord’s prior written consent. Landlord shall have the right to remove, at Tenant’s sole cost and expense and without notice, any sign installed or displayed in violation of this rule.

3. If Landlord objects in writing to any curtains, blinds, shades, screens, hanging plants or other similar objects attached to or used in connection with any window or door of the Premises or placed on any windowsill, and (a) such window, door or windowsill is visible from the exterior of the Premises and (b) such curtain, blind, shade, screen, hanging plant or other object is not included in plans approved by Landlord, then Tenant shall promptly remove such curtains, blinds, shades, screens, hanging plants or other similar objects at its sole cost and expense.

4. No deliveries shall be made that impede or interfere with other tenants in or the operation of the Project. Movement of furniture, office equipment or any other large or bulky material(s) through the Common Area shall be restricted to such hours as Landlord may designate and shall be subject to reasonable restrictions that Landlord may impose.

5. Tenant shall not place a load upon any floor of the Premises that exceeds the load per square foot that (a) such floor was designed to carry or (b) is allowed by Applicable Laws. Fixtures and equipment that cause noises or vibrations that may be transmitted to the structure of the Building(s) to such a degree as to be objectionable to other tenants shall be placed and maintained by Tenant, at Tenant’s sole cost and expense, on vibration eliminators or other devices sufficient to eliminate such noises and vibrations to levels reasonably acceptable to Landlord and the affected tenants of the Project.

6. Tenant shall not use any method of heating or air conditioning other than that present at the Project and serving the Premises as of the Term Commencement Date.

7. Tenant shall not install any radio, television or other antennae; cell or other communications equipment; or other devices on the roof or exterior walls of the Premises except in accordance with the Lease. Tenant shall not interfere with radio, television or other digital or electronic communications at the Project or elsewhere.

8. Canvassing, peddling, soliciting and distributing handbills or any other written material within, on or around the Project (other than within the Premises) are prohibited. Tenant shall cooperate with Landlord to prevent such activities by any Tenant Party.

9. Tenant shall store all of its trash, garbage and Hazardous Materials in receptacles within its Premises or in receptacles designated by Landlord outside of the Premises. Tenant shall not place in any such receptacle any material that cannot be disposed of in the ordinary and customary manner of trash, garbage and Hazardous Materials disposal. Any Hazardous Materials transported through Common Areas shall be held in secondary containment devices.

10. The Premises shall not be used for lodging or for any improper, immoral or objectionable purpose. No cooking shall be done or permitted in the Premises; provided, however, that Tenant may use (a) equipment approved in accordance with the requirements of insurance policies that Landlord or Tenant is required to purchase and maintain pursuant to the Lease for brewing coffee, tea, hot chocolate and similar beverages, (b) microwave ovens for employees’ use and (c) equipment shown on plans approved by Landlord; provided, further, that any such equipment and microwave ovens are used in accordance with Applicable Laws.

11. Tenant shall not, without Landlord’s prior written consent, use the name of the Project, if any, in connection with or in promoting or advertising Tenant’s business except as Tenant’s address.

12. Tenant shall comply with all safety, fire protection and evacuation procedures and regulations established by Landlord or any Governmental Authority.

13. Tenant assumes any and all responsibility for protecting the Premises from theft, robbery and pilferage, which responsibility includes keeping doors locked and other means of entry to the Premises closed.

14. Tenant shall not modify any locks to the Premises without Landlord’s prior written consent, which consent Landlord shall not unreasonably withhold, condition or delay. Tenant shall furnish Landlord with copies of keys, pass cards or similar devices for locks to the Premises.

15. Tenant shall cooperate and participate in all reasonable security programs affecting the Premises.

16. Tenant shall not permit any animals in the Project, other than for guide animals or for use in laboratory experiments.

17. Bicycles shall not be taken into the Building(s) except into areas designated by Landlord.

18. The water and wash closets and other plumbing fixtures shall not be used for any purposes other than those for which they were constructed, and no sweepings, rubbish, rags or other substances shall be deposited therein.

19. Discharge of industrial sewage shall only be permitted if Tenant, at its sole expense, first obtains all necessary permits and licenses therefor from all applicable Governmental Authorities.

20. Smoking is prohibited at the Project.

21. Subject to the limitations set forth in Section 16.8 of the Lease, the Project’s hours of accessibility are currently 24 hours a day, seven days a week.

22. Tenant shall comply with all orders, requirements and conditions now or hereafter imposed by Applicable Laws or Landlord (“Waste Regulations”) regarding the collection, sorting, separation and recycling of waste products, garbage, refuse and trash generated by Tenant (collectively, “Waste Products”), including (without limitation) the separation of Waste Products into receptacles reasonably approved by Landlord and the removal of such receptacles in accordance with any collection schedules prescribed by Waste Regulations.

23. Tenant, at Tenant’s sole cost and expense, shall cause the Premises to be exterminated on a monthly basis to Landlord’s reasonable satisfaction and shall cause all portions of the Premises used for the storage, preparation, service or consumption of food or beverages to be cleaned daily in a manner reasonably satisfactory to Landlord, and to be treated against infestation by insects, rodents and other vermin and pests whenever there is evidence of any infestation. Tenant shall not permit any person to enter the Premises or the Project for the purpose of providing such extermination services, unless such persons have been approved by Landlord. If requested by Landlord, Tenant shall, at Tenant’s sole cost and expense, store any refuse generated in the Premises by the consumption of food or beverages in a cold box or similar facility.

24. If Tenant desires to use any portion of the Common Area for a Tenant-related event, Tenant must notify Landlord in writing at least thirty (30) days prior to such event on the form attached as Attachment 1 to this Exhibit, which use shall be subject to Landlord’s prior written consent, not to be unreasonably withheld, conditioned or delayed. Notwithstanding anything in this Lease or the completed and executed Attachment to the contrary, Tenant shall be solely responsible for setting up and taking down any equipment or other materials required for the event, and shall promptly pick up any litter and report any property damage to Landlord related to the event. Any use of the Common Area pursuant to this Section shall be subject to the provisions of Article 28 of the Lease.

Landlord may waive any one or more of these Rules and Regulations for the benefit of Tenant or any other tenant, but no such waiver by Landlord shall be construed as a waiver of such Rules and Regulations in favor of Tenant or any other tenant, nor prevent Landlord from thereafter enforcing any such Rules and Regulations against any or all of the tenants of the Project, including Tenant. These Rules and Regulations are in addition to, and shall not be construed to in any way modify or amend, in whole or in part, the terms covenants, agreements and conditions of the Lease. Landlord reserves the right to make such other and reasonable rules and regulations as, in its judgment, may from time to time be needed for safety and security, the care and cleanliness of the Project, or the preservation of good order therein; provided, however, that Tenant shall not be obligated to adhere to such additional rules or regulations until Landlord has provided Tenant with written notice thereof. Tenant agrees to abide by these Rules and Regulations and any additional rules and regulations issued or adopted by Landlord. Tenant shall be responsible for the observance of these Rules and Regulations by all Tenant Parties.

ATTACHMENT 1 TO EXHIBIT F

REQUEST FOR USE OF COMMON AREA

[TENANT LETTERHEAD]

VIA [            ]

[Date]

BMR-Broadway LLC

17190 Bernardo Center Drive

San Diego, California 92128

Attn: Senior Director, East Coast Operations

Re: Notice of Request to Use Common Area

To Whom It May Concern:

AdHarmonics, Inc. requests that it have use of the common area as described below:

Event Description:

Date:

Location at Property:

Number of Attendees:

Open to the Public? [        ] YES [        ] NO

Food and/or Beverages? [        ] YES [        ] NO

If YES:

•	will alcohol be served (Note: Proof of an insurance endorsement for serving alcohol must be provided) [ ] YES [ ] NO

•	please describe:

Other Amenities (tent, band, etc.):

Other Event Details:

Please let us know at your earliest convenience whether such use is approved.

Sincerely,

F-1-1

[Name]

[Title]

To Be Completed by Landlord:

[        ] APPROVED DENIED [        ]

The following conditions apply to approval (if approved):

1.

2.

3.

4.

5.

BMR-BROADWAY LLC

By:
Name:
Its:
Date:

F-2

EXHIBIT G

PARKING AND TRANSPORTATION DEMAND MANAGEMENT PLAN

See attached twelve (12) pages.

G-1

COPY

certified mail 2/9/12

7011 0110 0001 3479 3018

City of Cambridge
Community Development Department
344 Broadway, Cambridge, MA 02139
Attention: PTDM Planning Officer

Parking and Transportation Demand Management Plan Property Transfer Form

Name and Address of Transferee BMR-Broadway LLC, 17190 Bernardo Center Drive, San Diego, CA 92128, Attn: Karen Sztraicher Telephone 858-207-5850

Name and Address of Approval Holder Metropolitan Life Insurance Company, c/o Lincoln Property Company
225 Franklin Street, Boston, MA 02110 Telephone 617-252-3335

Name and Address of Facility 210 Broadway, Cambridge, MA 02139
Telephone Karen Sztraicher 858-207-5850

Date of Current PTDM Plan Approval 3/22/99, as transferred 12/7/05

Instructions for Transferee: Complete either Section A or Section B within thirty (30) days of this transfer. Attach information about changes in use of the parking facility and associated buildings. If completing Section B, attach proposed revisions to approved plan.

Section A

☒ I certify that I have reviewed and agree to implement the approved Parking and Transportation Demand Management plan for this facility.

☒ I understand the commitments made in the approved PTDM plan, including the commitment not to exceed a Single-Occupant Vehicle mode split of 55 % for this facility.

☒ I understand that failure to implement the approved PTDM plan may result in enforcement actions per the Parking and Transportation Demand Management Ordinance.

Transferee Signature and Title [signature] VP, Real Estate Counsel

Date February 9, 2012

Section B

☐ I understand that the facility being transferred is subject to the Parking and Transportation Demand Management Ordinance. Having reviewed the approved PTDM plan, I believe that revisions to the approved plan are warranted and I am submitting a revised plan for approval. I understand that pending amendment of the approved plan or approval of a replacement plan, the approved plan is still in effect and I am responsible for its implementation.

Transferee Signature and Title ______________________

Date ______________________

April 2000

City of Cambridge
Community Development Department
344 Broadway, Cambridge, MA 02139
Attention: PTDM Planning Officer

Parking and Transportation Demand Management Plan Property Transfer Form

Name and Address of Transferee Metropolitan Life Insurance Co.
c/o Lincoln Property Company Phone (617) 252-3335

Name and Address of Approval Holder

Telephone

Name and Address of Facility 810 Broadway, Cambridge

Telephone

Date of Current PTDM Plan Approval

Instructions for Transferee: Complete either Section A or Section B within thirty (30) days of this transfer. Attach information about changes in use of the parking facility and associated buildings. If completing Section B, attach proposed revisions to approved plan.

Section A

☒ I certify that I have reviewed and agree to implement the approved Parking and Transportation Demand Management plan for this facility.

☒ I understand the commitments made in the approved PTDM plan, including the commitment not to exceed a Single-Occupant Vehicle mode split of 52 % for this facility.

☒ I understand that failure to implement the approved PTDM plan may result in enforcement actions per the Parking and Transportation Demand Management Ordinance.

Transferee Signature and Title Reid Sroz - Property Manager

Date

Section B

☐ I understand that the facility being transferred is subject to the Parking and Transportation Demand Management Ordinance. Having reviewed the approved PTDM plan, I believe that revisions to the approved plan are warranted and I am submitting a revised plan for approval. I understand that pending amendment of the approved plan or approval of a replacement plan, the approved plan is still in effect and I am responsible for its implementation.

Transferee Signature and Title Reid Sroz Property Manager

Date 12/7/05

April 2000

CITY OF CAMBRIDGE
COMMUNITY DEVELOPMENT DEPARTMENT

[illegible]
[illegible] Assistant City Manager for Community Development

PTDM Ordinance – FINAL DECISION

Project: 210 Broadway

Project Number: F-4

Applicant: The Bulfinch Companies, Inc.

Contact: Robert A. Schlager, President

Address: 250 First Avenue, Suite 200, Needham, MA 02194

Date of Application: 2/2/99

Decision Deadline: 4/8/99

Date of Issue: 3/29/99

This form indicates the FINAL decision of the Parking and Transportation Demand Management Planning Officer with respect to the PTDM plan submitted for the project listed above. Please review the enclosed attachments, which include information about ongoing monitoring and reporting relative to this project.

Decision:

☐ Approve (attachment: approval letter and copy of plan)

☒ Approve with Conditions (attachment: letter of conditions and copy of plan)

☐ Deny (attachment: reason for denial and copy of plan)

Susanne Rasmussen
Parking and Transportation Demand Management Planning Officer

City Hall Annex
57 Inman Street
Cambridge, MA 02139
Voice 617 349-4600
Fax 617 349-4669
TTY 617 349-4621

CITY OF CAMBRIDGE
COMMUNITY DEVELOPMENT DEPARTMENT

[illegible]
Acting Assistant City Manager for Community Development

March 29

Robert Schlager, President
Bulfinch Properties
250 First Avenue, Suite 200
Needham, MA 02194

Dear Mr. Schlager:

The attached form indicates my final decision on the Parking and Transportation Demand Management plan that was submitted for the project at 210 Broadway. The final decision is an approval with conditions, reflecting some minor changes that should be made to your plan. Overall, the revised plan addresses all of the major elements of TDM, and should help to reduce the transportation impacts of this development project.

This letter spells out the conditions that are placed on your plan, as well as recommendations for additional TDM programs that I believe will further improve your non-SOV mode split. The last section lays out more details about implementation of the monitoring and reporting program that is required as part of your plan.

Plan Conditions

The following conditions are placed on the PTDM plan for 210 Broadway:

- The applicant must make the guaranteed ride home program available to commuters who walk and bike. This will provide these employees with additional flexibility in making their commute decision (for example, a cyclist who has to work unexpected overtime could use the guaranteed ride home rather than having to bike home in the dark). The applicant must also clarify the limits on use.
- The applicant must provide short-term bicycle parking near the main entrance to the building, either on their property or on the sidewalk in front (with City approval), to accommodate at least four bicycles.
- The applicant must post alternative mode information at one or more highly visible locations in the building. This information must include descriptions of the TDM programs in this plan, bus and subway schedules and maps, and other relevant information. The transportation coordinator for the building should be responsible for keeping this information up to date.

City Hall Annex
57 Inman Street
Cambridge, MA 02139
Voice 617 349-[illegible]
Fax 617 349-[illegible]
TTY 617 349-[illegible]

Additional Recommendations

In addition to the conditions listed above, I am recommending the implementation of the following additional TDM measures. If the current plan fails to reach the stated mode split goal, implementing these programs will help to achieve that goal.

- Subsidized MBTA passes (including commuter rail). Typical subsidies range from 50% to 100% of the cost of the pass. This could be accompanied by an incentive program for employees who use other alternative modes, such as monetary rewards, time off, or prize giveaways.
- Charging for parking. Employees should be charged for some portion of the actual cost of their parking space.

Monitoring and Reporting

The reporting date for this project shall be the date of issue of the certificate of occupancy for the building. Yearly mode split information shall be reported every year on that date, beginning one year after the certificate of occupancy is issued. Driveway counts for the project shall be reported every two years, beginning one year after the certificate of occupancy is issued.

If the certificate of occupancy is issued between January 1 and June 30, the monitoring shall take place during the months of September or October. If the certificate of occupancy is issued between July 1 and December 31, monitoring shall take place during the months of April or May. This will ensure that the monitoring captures a realistic assessment of the performance of the projects while giving you time to compile the results and report them to the City.

If you have any questions, please feel free to contact me by phone at 617-349-4607 or by email at srasmussen@ci.cambridge.ma.us.

Sincerely,

Susanne Rasmussen
Director of Environmental and Transportation Planning

cc: Robert Healy, City Manager
Beth Rubenstein, Acting Assistant City Manager for Community Development
Susan Clippinger, Director of Traffic, Parking and Transportation
Robert Bersani, Director of Inspectional Services

Parking and Transportation Demand Management Plan

210 Broadway Office Development

Cambridge, Massachusetts

Prepared for: [illegible], LLC, as sole trustee for [illegible] Realty Trust
[illegible] Avenue, Suite 300
Newton, MA [illegible]

Prepared by: VHB/Vanasse Hangen Brustlin, Inc.
Transportation, Land Development, Environmental Services
101 Walnut Street
P.O. Box 9151
Watertown, Massachusetts 02272
617 924 1770

Revised – March 1999

VHB Vanasse Hangen Brustlin, Inc.

Introduction

This Parking and Transportation Demand Management Plan has been prepared in accordance with the ordinance in the Municipal Code of the City of Cambridge (Chapter 10.18) adopted on November 16, 1998. Per the ordinance, following are the project facts, projections, commitments, and certification.

Project Facts and Projections

Project Description

CCC Realty Trust plans to construct approximately 48,962 square feet of office space and 70 surface parking spaces at 210 Broadway. Access to the site will be provided through the existing curb cut on Moore Street just south of Broadway. The number of employees at the site is expected to range between 125 and 175 employees.

The project site is located along Broadway in the southeastern corner of Cambridge, Massachusetts. Land uses in the area include business, commercial, and residential. Regional and local vehicular access to the site is provided by a number of roadways including Broadway, Main Street, Hampshire Street, Cambridge Street, Massachusetts Avenue, and Memorial Drive. The site area is served by MBTA bus routes (#85 and #64), and is within close proximity (approximately 0.5 miles) to the Central Square and Kendall Square T-stations.

Parking Supply

As part of the office project, 70 parking spaces are planned to be constructed in a surface parking lot. These spaces will be used solely by the employees and visitors of the building. There are limited off-site parking opportunities in the area. On-street parking is provided for Cambridge residents only and is heavily enforced. A few public parking garages are located in the area, but they are distant from the site.

Project Vehicle-Trip Generation

The number of weekday daily and peak hour vehicle-trips projected to be generated by the proposed office development and associated parking were estimated based on trip rates published by the Institute of Transportation Engineers (ITE) in the Trip Generation 6th Edition report using Land Use Code 710, General Office Building. These rates were then adjusted to reflect the various modes of travel to be used (private automobile, public transportation, walking/bicycling) based on 1990 census journey-

VHB Vanasse Hangen Brustlin, Inc.

to-work data. Table 1 summarizes projected daily and morning and evening peak hour vehicle trips.

Table 1
Vehicle-Trip Generation Summary

Time Period	Total Vehicle-Trips
Average Weekday*	470
Morning Peak Hour**	
Enter	80
Exit	5
Total	85
Evening Peak Hour**	
Enter	10
Exit	65
Total	75

Source: ITE Trip Generation, 6th Edition, LUC 710, General Office Building ([illegible]), [illegible] % vehicle-occupancy
* Two-way daily volumes expressed in vehicles per day.
** Peak-hour volumes expressed in vehicles per hour.

As shown in Table 1, the project is projected to generate approximately 470 vehicle-trips (235 entering and 235 exiting) on a typical weekday. The project will generate 85 vehicle-trips (80 entering and 5 exiting) during the morning peak hour and 75 vehicle-trips (10 entering and 65 exiting) during the evening peak hour.

It should be noted that the development is located in close proximity to Kendall Square and the Cambridgeside building. This area provides several opportunities within walking distance for eating, banking, and running errands, thus minimizing vehicle-trips during the day.

Trip Distribution

The place of origin of the future employees at the site and their likely travel routes was estimated based on 1990 census journey-to-work data and zip code data for nearby employers. Based on this data, it is anticipated that approximately 40 percent of the employees driving to work will arrive from the north via Cardinal Medeiros Avenue and other arterials to the north, 30 percent will arrive via Broadway from the east, 20 percent will arrive from the west via Broadway and/or Hampshire Street, and the remaining 10 percent will arrive from the south via Windsor Street, Portland Street, and other local roadways.

VHB Vanasse Hangen Brustlin, Inc.

Commitments

For the Parking and Transportation Demand Management ordinance, the project proponent is committed to working with Cambridge Office of Work Force Development and the Parking and Transportation Demand Management planning officer to implement the vehicle trip reduction measures described below. The existing automobile mode split for the census tract 3526 (where the project is located) is 62 percent. With the implementation of the proposed TDM plan, the project proponent will make reasonable efforts to achieve a 10 percent reduction, to a 56 percent or less automobile mode share, as detailed below.

Transportation Demand Management Plan

The project proponent is committed to implementing transportation demand management (TDM) strategies to minimize the number of single-occupant vehicle commuters and reduce peak hour demands to the site. The TDM plan for the site will include participation in the Charles River TMA, preferential parking for carpools and vanpools, staggered and flexible work hours, transit service information, shuttle services to the Kendall Square T-stop, ridesharing programs, bicycle amenities, and on-site employee services.

Charles River Transportation Management Association

The Charles River Transportation Management Association (TMA), which was established in 1994, provides assistance with preparing and implementing transportation demand management programs for companies in East Cambridge and the surrounding areas. The TMA provides shuttle service between the Kendall Square and Central Square MBTA stations and participating employers, and coordinates ridematching services and a Guaranteed Ride Home (GRH) program (GRH program is described below), among other TDM strategies. The project proponent will join the TMA upon occupancy of the building.

Preferential Parking for Carpools and Vanpools

The project proponent will provide a minimum of seven (10 percent of total supply) preferential parking for carpoolers and vanpoolers. These will be designated, convenient spaces near the entrance to the building. These spaces will be clearly signed and/or marked for rideshares only. Ridesharers will be required to register with their employers to receive a rideshare parking space permit to display in their vehicle. The use of these spaces will be monitored periodically to ensure that they serve ridesharers only.

VHB Vanasse Hangen Brustlin, Inc.

Alternative Work Programs

The tenants for 210 Broadway will provide information to their employees on staggered and flexible/compressed work hours and telecommuting aimed at providing added convenience to their employees and reducing peak hour trips. Allowing some flexibility in work times sometimes allows persons to carpool or vanpool. It may also enable persons to utilize bus services because of the bus schedules. Flexible work hour programs can have a significant impact when bus services and vanpooling opportunities are fairly limited. Staggering work hours can allow people to commute to work on either side of a peak traffic period, reducing the number of vehicles entering the site during the peak hour. Compressed work weeks and telecommuting minimize the total number of trips being made overall to the site.

Public Transportation Incentives

The tenant of the building will post transit service information as a means of encouraging the use of public transit. As previously mentioned, the site area is served by MBTA bus routes (#85 and #64), and is within close proximity to the Central Square and Kendall Square T stations. Additionally, the project proponent will encourage tenants to provide employees with the Commuter Choice benefit program.

Shuttle to the Kendall Square T-Stop

As an additional incentive to use public transit, the project proponent will provide a shuttle to the Kendall Square T station. This shuttle will either be provided by the proponent itself, or may be provided through the Charles River TMA or other service. This shuttle will be provided in partnership with the 255 Broadway building, and will operate between 7 AM and [illegible] AM and [illegible] PM and 7 PM. The shuttle will operate between the site and Kendall Square via Broadway, stops will be provided at the site (serving both 255 and 210 Broadway) and at Kendall Square.

Ridesharing Program

Ridesharing programs are provided to encourage commuters to ride in vehicles with other commuters, rather than drive alone. The most common forms of ridesharing are carpools and vanpools. This program includes:

- *Carpool/vanpool matching.* Ridematching services provide an opportunity for employees to determine whether there are other commuters who share the same travel characteristics and would be available to form a carpool or vanpool. Ridematching services will be offered through the Charles River TMA for the benefit of the employees housed therein. The transportation coordinator will also coordinate ridesharing services with CARAVAN for Commuters, if the TMA is

VHB Vanasse Hangen Brustlin, Inc.

not doing so. Additionally, the transportation coordinator [illegible] provide an area for employees to post information regarding carpools for those not interested in participating in the RideSource database.

- *Guaranteed Ride Home Program.* Guaranteed ride home programs are established to provide assurance that employees who participate in carpooling, vanpooling, [illegible] transit use will have viable and convenient travel options if work-related activity requires that they miss their regular ride home. This service will be provided through the Charles River TMA with the implementation of the carpooling program, and will also be made available to other users of alternative modes of transportation. The project proponent will work with the TMA and the City to determine the most effective method to implement and operate this [illegible] program. It is anticipated that, similar to other GRHs, limits on use (such as x number of times a month), etc. will be implemented to ensure that the program serves the non-SOV commuting population and that it is viewed as an incentive for non-SOV travel.

- *Promotional Activities.* The tenant will provide their new employees information concerning carpooling and transit schedules. Additionally, the tenants will periodically host transportation information fairs to remind employees and tenants of the available ridesharing and transit commuting alternatives, as well as walking and bicycling and alternative work hour options. The project proponent will invite the City to participate in these promotional efforts.

Provision of Bicycle and Pedestrian Amenities

The project proponent will provide secure, covered bicycle storage areas for their employees and visitors interested in bicycling to work. The tenant will provide information relative to these bicycle facilities and amenities to their employees. Bicycle racks will be provided on site, and a secure storage area will be provided in the building sufficient to accommodate a minimum of 7 bicycles (10 percent of parking supply). Shower and locker facilities will be provided within the building for employee's use.

The project driveway has been designed to ramp up and provide a level crossing for pedestrians, and a warning device will be installed to inform pedestrians that a vehicle is proceeding to exit the garage. Additionally, the building facade will be designed to provide adequate sight distance so that exiting vehicles can clearly see pedestrians.

Designation of Transportation Coordinator

The project proponent will designate a transportation coordinator to implement and oversee the day-to-day operations of the TDM program. This person will be available to provide employees information regarding their commuting options and

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will coordinate program elements with the Charles River TMA. The transportation coordinator will also oversee the posting of commuter information and sending periodic e-mail messages reporting commuting options.

Monitoring and Reporting Plan

The project proponent will commit to implementing a monitoring and reporting plan. This plan will include the following:

- yearly employee surveys to determine the mode split for the project, which will be used to determine if the mode split commitment is being met. These surveys will include mode share information, as well as subjective questions to determine the employees attitudes regarding TDM strategies.
- driveway and parking utilization counts, to be conducted after one year and then every other year to provide additional information on the project's trip generation
- monitoring reports to be submitted to the City on a yearly basis

Certification

"I hereby certify that a commercial parking permit has been obtained for each parking space being used for commercial parking. None of the other existing or proposed parking spaces at this parking facility have been or will be available as commercial parking spaces unless commercial parking permit [illegible] has been obtained."

Robert Schlager

Robert A. Schlager, Member
BHX, LLC as sole trustee for CCF Realty Trust
The Bulfinch Companies
250 First Avenue, Suite 200
Needham, Massachusetts 02494
(781) 707-4000

EXHIBIT H

TENANT’S PROPERTY

None.

H-1

EXHIBIT I

FORM OF ESTOPPEL CERTIFICATE

To:	BMR-Broadway LLC

17190 Bernardo Center Drive

San Diego, California 92128

Attention: Vice President, Real Estate Legal

BioMed Realty, L.P.

17190 Bernardo Center Drive

San Diego, California 92128

Re:	Certain premises (the “Premises”) on the third (3rd) floor of the building located at 210

Broadway, Cambridge, Massachusetts (the “Property”)

The undersigned tenant (“Tenant”) hereby certifies to you as follows:

1. Tenant is a tenant at the Property under a lease (the “Lease”) for the Premises dated as of [                 ], 20[     ]. The Lease has not been cancelled, modified, assigned, extended or amended [except as follows: [                 ]], and there are no other agreements, written or oral, affecting or relating to Tenant’s lease of the Premises or any other space at the Property. The lease term expires on [                 ], 20[     ].

2. Tenant took possession of the Premises, currently consisting of [                 ] square feet, on [                 ], 20[     ], and commenced to pay rent on [                 ], 20[     ]. Tenant has full possession of the Premises, has not assigned the Lease or sublet any part of the Premises, and does not hold the Premises under an assignment or sublease[, except as follows: [                 ]].

3. All base rent, rent escalations and additional rent under the Lease have been paid through [                 ], 20[     ]. There is no prepaid rent[, except $[                 ]][, and the amount of security deposit is $[                 ] [in cash][OR][in the form of a letter of credit]]. Tenant currently has no right to any future rent abatement under the Lease.

4. Base rent is currently payable in the amount of $[                 ] per month.

5. Tenant is currently paying estimated payments of additional rent of $[                 ] per month on account of real estate taxes, insurance, management fees and common area maintenance expenses.

6. All work to be performed for Tenant under the Lease has been performed as required under the Lease and has been accepted by Tenant[, except [                 ]], and all allowances to be paid to Tenant, including allowances for tenant improvements, moving expenses or other items, have been paid.

7. The Lease is in full force and effect, free from default and free from any event that could become a default under the Lease, and Tenant has no claims against the landlord or offsets or defenses against rent, and there are no disputes with the landlord. Tenant has received no notice of prior sale, transfer, assignment, hypothecation or pledge of the Lease or of the rents payable thereunder[, except [                 ]].

I-1

8. [Tenant has the following expansion rights or options for the Property: [                 ].] [OR] [Tenant has no rights or options to purchase the Property.]

9. To Tenant’s knowledge, no hazardous wastes have been generated, treated, stored or disposed of by or on behalf of Tenant in, on or around the Premises or the Project in violation of any environmental laws.

10. The undersigned has executed this Estoppel Certificate with the knowledge and understanding that [INSERT NAME OF LANDLORD, PURCHASER OR LENDER, AS APPROPRIATE] or its assignee is acquiring the Property in reliance on this certificate and that the undersigned shall be bound by this certificate. The statements contained herein may be relied upon by [INSERT NAME OF PURCHASER OR LENDER, AS APPROPRIATE], [LANDLORD], BioMed Realty, L.P., BioMed Realty Trust, Inc., and any [other] mortgagee of the Property and their respective successors and assigns.

Any capitalized terms not defined herein shall have the respective meanings given in the Lease.

Dated this [         ] day of [                 ], 20[     ].

ADHARMONICS, INC.,

a Delaware corporation

By:
Name:
Title:

I-2

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (this “Amendment”) is entered into as of this 30th day of September, 2013, by and between BMR-BROADWAY LLC, a Delaware limited liability company (“Landlord”), and ADHARMONICS, INC., a Delaware corporation (“Tenant”).

RECITALS

A. WHEREAS, Landlord and Tenant entered into that certain Lease dated as of July 24, 2013 (as the same may have been amended, supplemented or modified from time to time, the “Lease”), whereby Tenant leases certain premises (the “Premises”) from Landlord at 210 Broadway in Cambridge, Massachusetts (the “Building”);

B. WHEREAS, Landlord and Tenant desire to provide flexibility for changes to the plans and specifications attached to the Lease as Exhibit B (the “Tenant Improvement Plans”); and

C. WHEREAS, Landlord and Tenant desire to modify and amend the Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Lease unless otherwise defined herein. The Lease, as amended by this Amendment, is referred to herein as the “Amended Lease.”

2. Changes to the Tenant Improvements. Any changes to the Tenant Improvement Plans requested by Tenant (each, a “Change”) shall be requested and instituted in accordance with the provisions of this Article 2 and shall be subject to the written approval of Landlord.

2.1 Change Request. Tenant may request Changes by notifying Landlord in writing in substantially the same form as the AIA standard change order form (a “Change Request”), which Change Request shall detail the nature and extent of any requested Changes.

2.2 Approval of Changes. All Change Requests shall be subject to Landlord’s prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed (provided, however, that, in the event any Change would, in Landlord’s sole but reasonable judgment, delay the Substantial Completion of the Tenant Improvements, Landlord may withhold its approval with respect thereto in its sole and absolute discretion).

2.3 Cost of Changes. Notwithstanding anything to the contrary in the Amended Lease, Tenant shall be solely responsible for all costs and expenses related to any Changes (including, without limitation, costs of project management by Landlord (which fee shall equal three percent (3%) of the cost of the Change)). Tenant shall, within thirty (30) days of receiving an invoice therefore, pay to Landlord the amount of any such costs.

2.4 Delay of Substantial Completion. Notwithstanding anything to the contrary in the Amended Lease, the Abatement Date shall be subject to extension on a day-for-day basis as a result of any delay in Substantial Completion of the Tenant Improvements as a result of a Change.

2.5 Tenant Improvement Plans. The Tenant Improvement Plans shall be automatically updated to include any Changes approved by Landlord in accordance with this Article 2.

3. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment and agrees to indemnify, defend and hold Landlord harmless from any and all cost or liability for compensation claimed by any such broker or agent employed or engaged by it or claiming to have been employed or engaged by it.

4. No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

5. Effect of Amendment. Except as modified by this Amendment, the Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. The covenants, agreements, terms, provisions and conditions contained in this Amendment shall bind and inure to the benefit of the parties hereto and their respective successors and, except as otherwise provided in the Lease, their respective assigns. In the event of any conflict between the terms contained in this Amendment and the Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties. From and after the date hereof, the term “Lease” as used in the Lease shall mean the Lease, as modified by this Amendment.

6. Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.

7. Authority. Tenant guarantees, warrants and represents that the individual or individuals signing this Amendment have the power, authority and legal capacity to sign this Amendment on behalf of and to bind all entities, corporations, partnerships, limited liability companies, joint venturers or other organizations and entities on whose behalf such individual or individuals have signed.

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8. Counterparts. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

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IN WITNESS WHEREOF, Landlord and Tenant have hereunto set their hands as of the date and year first above written, and acknowledge that they possess the requisite authority to enter into this transaction and to execute this Amendment.

LANDLORD:

BMR-BROADWAY LLC,

a Delaware limited liability company

By:	/s/ Kevin M. Simonsen
Name:	Kevin M. Simonsen
Title:	VP, Real Estate Legal

TENANT:

ADHARMONICS, INC.,

a Delaware corporation

By:	/s/ Seth Birnbaum
Name:	Seth Birnbaum
Title:	CEO

SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE (this “Amendment”) is entered into as of this 30th day of January, 2015 (the “Execution Date”), by and between BMR-BROADWAY LLC, a Delaware limited liability company (“Landlord”), and EVERQUOTE, INC., a Delaware corporation (“Tenant,” f/k/a AdHarmonics, Inc.).

RECITALS

A. WHEREAS, Landlord and Tenant entered into that certain Lease dated as of July 24, 2013, as amended by that certain First Amendment to Lease dated as of September 30, 2013 (collectively, and as the same may have been heretofore further amended, amended and restated, supplemented or modified from time to time, the “Existing Lease”), whereby Tenant leases certain premises (the “Original Premises”) from Landlord at 210 Broadway in Cambridge, Massachusetts (the “Building”);

B. WHEREAS, Landlord desires to lease to Tenant, and Tenant desires to lease from Landlord, an additional approximately eight thousand seven hundred fifty (8,750) rentable square feet of space located on the fourth (4th) floor of the Building, as shown on Exhibit A attached hereto (the “Additional Premises”);

C. WHEREAS, Landlord and Tenant desire to extend the Term set forth in the Existing Lease; and

D. WHEREAS, Landlord and Tenant desire to modify and amend the Existing Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Existing Lease unless otherwise defined herein. The Existing Lease, as amended by this Amendment, is referred to collectively herein as the “Lease.”

2. Additional Premises. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, as of the Additional Premises Term Commencement Date (as defined below), the Additional Premises for use by Tenant in accordance with the Permitted Use and no other uses without Landlord’s prior written consent. Tenant’s leasing of the Additional Premises shall be upon all of the same terms and conditions of the Lease applicable to the Original Premises, except to the extent inconsistent with the provisions of this Amendment. From and after the Additional Premises Commencement Date, the term “Premises,” as used in the Lease, shall (i) mean the Original Premises plus the Additional Premises and (ii) contain approximately fourteen thousand seven hundred sixty (14,760) square feet of Rentable Area.

3. Additional Premises Term Commencement Date. The term with respect to the Additional Premises shall commence on the earlier to occur of the following: (a) occupancy of the Additional Premises by Tenant or (b) three (3) months after the Execution Date (either (a) or (b), the “Additional Premises Term Commencement Date”). Tenant shall execute and deliver to Landlord written acknowledgment of the actual Additional Premises Term Commencement Date and the Amended Term Expiration Date within ten (10) business days after Tenant takes occupancy of the Additional Premises, in substantially the form attached as Exhibit B hereto. Failure to execute and deliver such acknowledgment, however, shall not affect the Additional Premises Term Commencement Date or Landlord’s or Tenant’s liability hereunder. Failure by Tenant to obtain validation by any governmental licensing agency of the Additional Premises required for the Permitted Use by Tenant shall not serve to extend the Additional Premises Term Commencement Date.

4. Term. The term with respect to the Additional Premises shall commence on the Additional Premises Term Commencement Date and shall expire on the date that is sixty (60) months after the actual Additional Premises Term Commencement Date (such date, the “Amended Term Expiration Date”), subject to Tenant’s option to extend the Term of the Lease for the Additional Premises as set forth in Section 14 below.

5. Additional Premises Improvements.

(a) Tenant shall cause the work (the “Additional Premises Improvements”) described in the Work Letter attached hereto as Exhibit C (the “Work Letter”) to be constructed in the Additional Premises at a cost to Landlord not to exceed Two Hundred Sixty-Two Thousand Five Hundred and 00/100 Dollars ($262,500.00) (based upon Thirty and 00/100 Dollars ($30.00) per square foot of Rentable Area of the Additional Premises) (the “TI Allowance”). The TI Allowance may be applied to the costs of (i) construction, (ii) project review by Landlord (which fee shall equal Landlord’s actual third-party costs and expenses for managing and reviewing the Additional Premises Improvements not to exceed Five Thousand Two Hundred and Fifty Dollars ($5,250.00), (iii) commissioning of mechanical, electrical and plumbing systems by a licensed, qualified commissioning agent hired by Tenant, and review of such party’s commissioning report by a licensed, qualified commissioning agent hired by Landlord, (iv) space planning, architect, engineering and other related services performed by third parties unaffiliated with Tenant, (v) building permits and other taxes, fees, charges and levies by Governmental Authorities for permits or for inspections of the Additional Premises Improvements, (vi) costs and expenses for labor, material, equipment and fixtures and (v) subject to the Soft Cost Limit described below, soft costs for data/telecom cabling, signage, relocation expenses and furniture, fixtures and equipment (collectively, the “Soft Costs”). In no event shall the TI Allowance be used for (A) the cost of work that is not authorized by the Approved Plans (as defined in the Work Letter) or otherwise approved in writing by Landlord, (B) payments to Tenant or any affiliates of Tenant, (C) except as otherwise provided herein, the purchase of any furniture, personal property or other non-building system equipment, (D) costs resulting from any default by Tenant of its obligations under this Lease or (E) costs that are recoverable by Tenant from a third party (e.g., insurers, warrantors, or tortfeasors). Notwithstanding anything set forth herein to the contrary, Tenant may apply up to Thirty-Nine Thousand Three Hundred Seventy-Five and 00/100 Dollars ($39,375.00) (based upon Four and 50/100 Dollars ($4.50) per square foot of Rentable Area of the Additional Premises) (the “Soft Cost Limit”) of the TI Allowance towards the Soft Costs identified above.

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(b) Tenant shall have until October 1, 2015 (the “TI Deadline”) to expend the unused portion of the TI Allowance, after which date Landlord’s obligation to fund such costs shall expire.

(c) In no event shall any unused TI Allowance entitle Tenant to a credit against Rent payable under the Lease. Tenant shall deliver to Landlord (i) a certificate of occupancy for the Additional Premises suitable for the Permitted Use and (ii) a Certificate of Substantial Completion in the form of the American Institute of Architects document G704, executed by the project architect and the general contractor. The term “Substantially Complete” or “Substantial Completion” means that the Additional Premises Improvements are substantially complete in accordance with the Approved Plans (as defined in the Work Letter), except for minor punch list items.

(d) Prior to entering upon the Additional Premises, Tenant shall furnish to Landlord evidence reasonably satisfactory to Landlord that insurance coverages required of Tenant under the provisions of Article 23 of the Existing Lease are in effect, and such entry shall be subject to all the terms and conditions of the Lease.

(e) Landlord shall approve Tenant’s selection of the architect, engineer, general contractor and major subcontractors. Landlord’s approval of Tenant’s third-party providers shall not be unreasonably withheld, conditioned or delayed; provided, however, that Landlord may refuse to use any architects, consultants, contractors, subcontractors or material suppliers that Landlord reasonably believes could cause labor disharmony.

6. Pro Rata Share. Effective as of the Additional Premises Term Commencement Date, the table in Section 2.2 of the Existing Lease shall be deleted and replaced with the following table:

Definition or Provision	Means the Following (As of the Additional Premises Term Commencement Date)
Approximate Rentable Area of the Premises	14,760
Approximate Rentable Area of Project	64,812
Tenant’s Pro Rata Share	22.77%

7. Rent for Additional Premises. Commencing on the Additional Premises Term Commencement Date and during the Term, Tenant shall pay to Landlord as Rent for the Additional Premises, the following amounts:

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(a) Monthly and annual installments of Base Rent for the Additional Premises (on a gross plus electric basis) shall be as set forth in the table below:

Dates	Square Feet of Rentable Area	Base Rent per Square Foot of Rentable Area	Monthly Base Rent	Annual Base Rent
Year 1	8,750	$58.00 annually	$42,291.67	$507,500.00
Year 2	8,750	$59.00 annually	$43,020.83	$516,250.00
Year 3	8,750	$60.00 annually	$43,750.00	$525,000.00
Year 4	8,750	$61.00 annually	$44,479.17	$533,750.00
Year 5	8,750	$62.00 annually	$45,208.33	$542,500.00

(b) Tenant shall pay Landlord as Additional Rent with respect to the Additional Premises at times specified in the Lease (i) any increase in Taxes payable with respect to the Project, based upon Tenant’s Pro Rata Share with respect to the Additional Premises, in excess of Taxes for the fiscal year 2015 (i.e., July 1, 2014 through June 30, 2015), (ii) any increase in Operating Expenses, based upon Tenant’s Pro Rata Share with respect to the Additional Premises, in excess of Operating Expenses for the calendar year 2015 and (c) any other amounts with respect to the Additional Premises that Tenant assumes or agrees to pay under the provisions of the Lease that are owed to Landlord, including any and all other sums that may become due by reason of any default of Tenant or failure on Tenant’s part to comply with the agreements, terms, covenants and conditions of the Lease to be performed by Tenant, after notice and the lapse of any applicable cure periods.

(c) Tenant shall pay for all electricity supplied to the Additional Premises, together with any fees, surcharges and taxes thereon.

8. Additional Security Deposit. Tenant shall provide Landlord with an additional security deposit relating to the Additional Premises equal to One Hundred Thousand and 00/100 Dollars ($100,000.00). Accordingly, the Security Deposit under the Lease shall be increased from Ninety-Eight Thousand One Hundred Sixty-Three and 32/100 Dollars ($98,163.32) to One Hundred Ninety-Eight Thousand One Hundred Sixty-Three and 32/100 Dollars ($198,163.32).

9. Parking. Notwithstanding anything in the Lease to the contrary, Tenant shall have a non-exclusive, irrevocable license to use Tenant’s Pro Rata Share of parking spaces relating to the Additional Premises in the parking facilities serving the Building (which, as of the Execution Date, is one (1) space per one thousand (1,000) square feet of Rentable Area of the Additional Premises). Tenant’s use of such spaces shall be in common on an unreserved basis with other tenants of the Building during the Term at a cost of Two Hundred Ten Dollars ($210.00) per

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parking space per month, which Tenant shall pay as Additional Rent (and outside of Operating Expenses) simultaneously with payments of Base Rent. All the other terms and conditions of the Lease relating to parking, including without limitation, Section 13 of the Existing Lease, shall apply to the parking spaces relating to the Additional Premises.

10. Furniture. Tenant hereby acknowledges and agrees that there may be furniture and other items of personal property (collectively, the “Personal Property”) in the Additional Premises that were left behind by the tenant previously occupying the Premises (“Vacating Tenant”). Tenant acknowledges that Landlord has not and does not have an ownership interest in or right to convey the Personal Property to Tenant and Tenant shall enter into any agreements it deems necessary with Vacating Tenant to transfer ownership of the Personal Property. Further, Tenant accepts the Personal Property in its condition “as is” and with all faults, patent or latent, as of the date hereof, and Landlord hereby disclaims any warranties, related to the Personal Property, including, without limitation, warranties of merchantability and fitness for a particular purpose. Tenant hereby acknowledges that Landlord has not made, and does not make any representations or warranties, of any kind, express or implied, regarding the Personal Property, and Tenant waives and releases any and all claims of any kind arising from the sale or condition of the Personal Property.

11. Extension Term. The term of the Lease with respect to the Original Premises is hereby extended to be coterminous with the term for the Additional Premises. As such, the “Term Expiration Date” as used in the Existing Lease is hereby amended to mean the Amended Term Expiration Date. The period commencing on October 1, 2018 and ending on the Amended Term Expiration Date shall be referred to herein as the “Extension Term.” The term “Term” as used in the Lease shall refer to the original term as extended by the Extension Term.

12. Rent for Original Premises During Extension Term. During the Extension Term, Tenant shall pay to Landlord as Rent for the Original Premises, the following amounts:

(a) The Base Rent rate for the Original Premises (on a gross plus electric basis) shall be the same dollar value per square foot annually as the then-current Base Rent for the Additional Premises beginning October 1, 2018. Base Rent for the Original Premises shall be subject to upward adjustments of One Dollar ($1.00) per square foot of Rentable Area annually, which shall occur concomitantly with annual increases of Base Rent for the Additional Premises on each annual anniversary of the Additional Premises Term Commencement Date.

(b) Tenant shall continue to pay Landlord as Additional Rent with respect to the Original Premises at times specified in the Lease (i) any increase in Taxes payable with respect to the Project, based upon Tenant’s Pro Rata Share with respect to the Original Premises, in excess of Taxes for the Base Year (which, as defined in the Existing Lease, is calendar year 2013), (ii) any increase in Operating Expenses, based upon Tenant’s Pro Rata Share with respect to the Original Premises, in excess of Operating Expenses for the Base Year and (iii) any other amounts with respect to the Original Premises that Tenant assumes or agrees to pay under the provisions of the Lease that are owed to Landlord, including any and all other sums that may become due by reason of any default of Tenant or failure on Tenant’s part to comply with the agreements, terms, covenants and conditions of the Lease to be performed by Tenant, after notice and the lapse of any applicable cure periods.

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(c) Tenant shall continue to pay for all electricity supplied to the Original Premises, together with any fees, surcharges and taxes thereon.

13. Condition of Premises. Tenant acknowledges that (a) it is in possession of and is fully familiar with the condition of the Original Premises and, notwithstanding anything contained in the Lease to the contrary, agrees to take the same in its condition “as is” as of the first day of the Extension Term, (b) it is fully familiar with the condition of the Additional Premises and, notwithstanding anything contained in the Lease to the contrary, agrees to take the same in its condition “as is” as of the Additional Premises Term Commencement Date, (c) Landlord shall have no obligation to alter, repair or otherwise prepare the Original Premises for Tenant’s continued occupancy for the Extension Term or to pay for any improvements to the Original Premises, except as may be expressly provided in the Lease and (d) Landlord shall have no obligation to alter, repair or otherwise prepare the Additional Premises for Tenant’s occupancy or to pay for any improvements to the Additional Premises, except with respect to the TI Allowance. Notwithstanding the foregoing, Landlord agrees that to the best of Landlord’s knowledge, all Building systems are or shall be in good working condition as of the Additional Premises Term Commencement Date.

14. Option to Extend Term. Section 42 of the Existing Lease is hereby amended as follows:

(a) Change all references of the “American Arbitration Association” or “AAA” to the “Judicial Arbitration and Mediation Services” or “JAMS”.

(b) Change the time period in Section 42.3 from “nine (9) months” to “twelve (12) months”.

For the avoidance of doubt, the Option shall apply to both the Additional Premises and the Original Premises.

15. Termination Option. The Termination Option granted to Tenant in Section 3.1 of the Existing Lease is hereby deleted in its entirety and of no further force or effect.

16. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment, other than CB Richard Ellis (“Broker”), and agrees to reimburse, indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord, at Tenant’s sole cost and expense) and hold harmless the Landlord Indemnitees for, from and against any and all cost or liability for compensation claimed by any such broker or agent, other than Broker, employed or engaged by it or claiming to have been employed or engaged by it. Broker is entitled to a leasing commission in connection with the making of this Amendment, and Landlord shall pay such commission to Broker pursuant to a separate agreement between Landlord and Broker.

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17. No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

18. Notices. Tenant confirms that, notwithstanding anything in the Lease to the contrary, notices delivered to Tenant pursuant to the Lease should be sent to:

EverQuote, Inc.

210 Broadway, 3rd Floor

Cambridge, Massachusetts 02139

Attn: David Mason, Esq.

with a copy to:

Dominic A. Lloyd

BakerHosteler LLP

303 East 17th Avenue, Suite 1100

Denver, Colorado 80203-1264.

19. Effect of Amendment. Except as modified by this Amendment, the Existing Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. In the event of any conflict between the terms contained in this Amendment and the Existing Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties.

20. Successors and Assigns. Each of the covenants, conditions and agreements contained in this Amendment shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs, legatees, devisees, executors, administrators and permitted successors and assigns and sublessees. Nothing in this section shall in any way alter the provisions of the Lease restricting assignment or subletting.

21. Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.

22. Authority. Each of Landlord and Tenant guarantees, warrants and represents that the individual or individuals signing this Amendment have the power, authority and legal capacity to sign this Amendment on behalf of and to bind all entities, corporations, partnerships, limited liability companies, joint venturers or other organizations and entities on whose behalf such individual or individuals have signed.

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23. Counterparts; Facsimile and PDF Signatures. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document. A facsimile or portable document format (PDF) signature on this Amendment shall be equivalent to, and have the same force and effect as, an original signature.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as a sealed Massachusetts instrument as of the date and year first above written.

LANDLORD:

BMR-BROADWAY LLC,

a Delaware limited liability company

By:	/s/ William Kane
Name:	William Kane
Title:	Vice President, Leasing & Development

TENANT:

EVERQUOTE, INC., a Delaware corporation

By:	/s/ David Mason
Name:	David Mason
Title:	General Counsel

EXHIBIT A

ADDITIONAL PREMISES

See attached.

A-1

(165°)
EXIT
EXIT
Premises

*Note that the Furniture shown is not part of the Premises, subject to Section 10 of the Amendment.

EXHIBIT B

ACKNOWLEDGEMENT OF ADDITIONAL PREMISES TERM COMMENCEMENT

DATE AND AMENDED TERM EXPIRATION DATE

THIS ACKNOWLEDGEMENT OF ADDITIONAL PREMISES TERM COMMENCEMENT DATE AND AMENDED TERM EXPIRATION DATE is entered into as of [             ], 20[     ], with reference to that certain Second Amendment to Lease dated as of [    ], 20[    ], (the “Second Amendment”), which amends that certain Lease dated as of July 24, 2013, as amended by that certain First Amendment to Lease dated as of September 30, 2013 (collectively, and as the same may have been heretofore further amended, amended and restated, supplemented or otherwise modified from time to time, the “Lease”), by EVERQUOTE, INC., a Delaware corporation (“Tenant” formerly known as AdHarmonics, Inc.), in favor of BMR-BROADWAY LLC, a Delaware limited liability company (“Landlord”). All capitalized terms used herein without definition shall have the meanings ascribed to them in the Lease.

Tenant hereby confirms the following, to the best of its knowledge:

1. Tenant accepted possession of the Additional Premises for construction of improvements or the installation of personal or other property on [             ], 20[     ], and for use in accordance with the Permitted Use on [             ], 20[    ]. Tenant first occupied the Additional Premises for the Permitted Use on [             ], 20[     ].

2. The Additional Premises are in good order, condition and repair.

3. The Tenant Improvements are Substantially Complete.

4. All conditions of the Second Amendment to be performed by Landlord as a condition to the full effectiveness of the Second Amendment have been satisfied, and Landlord has fulfilled all of its duties in the nature of inducements offered to Tenant to lease the Additional Premises.

5. In accordance with the provisions of Section 3 of the Second Amendment, the Additional Premises Term Commencement Date is [             ], 20[     ], and, unless the Lease is terminated prior to the Term Expiration Date pursuant to its terms, the Term Expiration Date shall be December 31, 2019.

6. The Lease is in full force and effect, and the same represents the entire agreement between Landlord and Tenant concerning the Premises[, except [             ]].

7. Tenant has no existing defenses against the enforcement of the Lease by Landlord, and there exist no offsets or credits against Rent owed or to be owed by Tenant.

8. The obligation to pay Rent with respect to the Additional Premises is presently in effect and all Rent obligations with respect to the Additional Premises on the part of Tenant under the Lease commenced to accrue on [             ], 20[     ], with Base Rent payable on the dates and amounts set forth in the chart below:

B-1

Dates	Square Feet of Rentable Area	Base Rent per Square Foot of Rentable Area	Monthly Base Rent	Annual Base Rent
[ ]/[ ]/[ ]- [ ]/[ ]/[ ]	8,750	$58.00 annually	$42,291.67	$507,500.00
[ ]/[ ]/[ ]- [ ]/[ ]/[ ]	8,750	$59.00 annually	$43,020.83	$516,250.00
[ ]/[ ]/[ ]- [ ]/[ ]/[ ]	8,750	$60.00 annually	$43,750.00	$525,000.00
[ ]/[ ]/[ ]- [ ]/[ ]/[ ]	8,750	$61.00 annually	$44,479.17	$533,750.00
[ ]/[ ]/[ ]- [ ]/[ ]/[ ]	8,750	$62.00 annually	$45,208.33	$542,500.00

9. Base Rent with respect to the Original Premises during the Extension Term shall payable on the dates and in amounts set forth in the chart below:

Dates	Square Feet of Rentable Area	Base Rent per Square Foot of Rentable Area	Monthly Base Rent	Annual Base Rent
[ ]/[ ]/[ ]- [ ]/[ ]/[ ]	6,010	$61.00 annually	$30,550.83	$366,610.00	*
[ ]/[ ]/[ ]- [ ]/[ ]/[ ]	6,010	$62.00 annually	$31,051.67	$372,620.00	*

*	Note: Calculated based upon twelve (12) months.

10. The undersigned Tenant has not made any prior assignment, transfer, hypothecation or pledge of the Lease or of the rents thereunder or sublease of the Premises or any portion thereof.

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B-2

THIRD AMENDMENT TO LEASE

THIS THIRD AMENDMENT TO LEASE (this “Amendment”) is entered into as of this 24th day of July, 2015, by and between BMR-BROADWAY LLC, a Delaware limited liability company (“Landlord”), and EVERQUOTE, INC., a Delaware corporation (“Tenant,” f/k/a AdHarmonics, Inc.).

RECITALS

A. WHEREAS, Landlord and Tenant are parties to that certain Lease dated as of July 24, 2013, as amended by that certain First Amendment to Lease dated as of September 30, 2013 and that certain Second Amendment to Lease dated as of January 30, 2015 (collectively, and as the same may have been further amended, amended and restated, supplemented or modified from time to time, the “Existing Lease”), whereby Tenant leases certain premises (the “Premises”) from Landlord at 210 Broadway in Cambridge, Massachusetts (the “Building”);

B. WHEREAS, Landlord desires to grant to Tenant, and Tenant desires to accept and assume from Landlord, a non-exclusive license to use additional space in the Common Area on the fourth (4th) floor of the Building; and

C. WHEREAS, Landlord and Tenant desire to modify and amend the Existing Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Existing Lease unless otherwise defined herein. The Existing Lease, as amended by this Amendment, is referred to collectively herein as the “Lease.” From and after the date hereof, the term “Lease,” as used in the Existing Lease, shall mean the Existing Lease, as amended by this Amendment.

2. Non-Exclusive License to Use IT Space.

2.1. Landlord hereby grants to Tenant, and Tenant hereby accepts and assumes from Landlord, a non-exclusive license (an “IT Space License”) to use a portion (as designated by Landlord) of the additional space in the Common Area on the fourth (4th) floor of the Building in the location depicted in Exhibit A attached hereto (the “IT Space,” and such portion of the IT Space that Landlord designates for Tenant, “Tenant IT Space”) solely for the purposes of installing, operating, maintaining, replacing, and removing the information technology equipment listed in Exhibit B attached hereto (collectively, the “IT Equipment”), in conformity with all Applicable Laws (the “IT Space Use”). For purposes of clarity, the IT Space Use shall not include any storage use or any use of the IT Space as a server room.

2.2. The IT Space License shall be non-exclusive. Tenant acknowledges that Landlord and other third parties (including other tenants in the Building) currently maintain and operate certain information technology equipment in the IT Space. In addition, Landlord reserves the right to grant an IT Space License of the IT Space to any other third party. Tenant shall use commercially reasonable efforts to avoid, shall remedy, and shall be solely responsible and liable for, any damage to or interference with any such third party’s information technology equipment caused by or arising from the actions of Tenant or any of its employees, contractors, subcontractors or agents.

2.3. Landlord shall provide Tenant with one (1) key for the IT Space. Tenant shall ensure that such key is securely maintained and shall be responsible for any unauthorized use of such key. Upon demand, Tenant shall reimburse to Landlord any cost incurred by Landlord to modify the locks and keys in connection with the IT Space in order to ensure that the key to the IT Space does not unlock other space in the Building. Landlord shall have no obligation, responsibility or liability for the security of Tenant’s IT Equipment.

2.4. The IT Space License shall commence as of the earlier of (a) the Effective Date, and (b) the date that Tenant installs any IT Equipment in the Tenant IT Space (the “IT Space License Term Commencement Date”), and shall expire as of the Term Expiration Date (the “IT Space License Term”); provided, however, in the event the Lease terminates earlier than the Term Expiration Date (as provided in the Lease), this IT Space License shall terminate concurrently with such earlier termination of the Lease.

2.5. During the IT Space License Term, the IT Space Use shall be a Permitted Use under the Lease, provided that Tenant’s IT Space Use and surrender of the Tenant IT Space shall be subject to all of the same rights of Landlord and duties, obligations, covenants and liabilities of Tenant set forth in the Lease with respect to Tenant’s use, occupancy and surrender of the Premises, and any violation or breach by Tenant of such duties, obligations, covenants and liabilities with respect to the IT Space shall be a Default under the Lease to the same extent that a violation by Tenant of such duties, obligations, covenants and liabilities with respect to the Premises would be a Default under the Lease.

2.6. The IT Space License shall be appurtenant to the Lease and may not be separately Transferred to any other person or entity without Landlord’s prior written consent in its sole discretion, and any such purported separate Transfer of the IT Space License shall be null and void.

2.7. Tenant shall install or alter Tenant’s IT Equipment at its sole cost and expense, at such times and in such manner as Landlord may reasonably designate, in accordance with this Amendment and the applicable provisions of the Lease regarding Alterations, except that any installation or alteration of Tenant’s IT Equipment shall not qualify as a Cosmetic Alteration and shall always be subject to Landlord’s prior written approval, which approval shall not be unreasonably withheld. Landlord may withhold approval if the installation, operation or alteration of Tenant’s IT Equipment could reasonably be expected to increase the amount of IT Equipment to be located in the IT Space, use additional space in the IT Space in excess of the space used as of the IT Space License Term Commencement Date, affect the structural integrity

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of the Building, the exterior of the Building or any Building systems, or transmit vibrations or noise or cause other adverse effects to an extent not customary in first class laboratory buildings, unless Tenant implements measures that are acceptable to Landlord in its reasonable discretion. To the extent deemed reasonably necessary due to Tenant’s IT Space Use, Landlord (at Tenant’s sole cost and expense) may (but shall not be obligated to) install additional HVAC equipment to serve the IT Space. Landlord shall invoice Tenant for the cost of such work, and Tenant shall pay such costs as Additional Rent within ten (10) days after receipt of such invoice. Notwithstanding the foregoing, Tenant may, without prior consent from Landlord, replace Tenant’s then-existing IT Equipment (which replacement IT Equipment shall be located in substantially the same location as the previous IT Equipment) with IT Equipment of substantially the same size, capacity, and configuration; provided that, Tenant shall provide Landlord with prior notice of such work, or in the event prior notification is not reasonably possible, Tenant shall provide Landlord with notice of such work promptly after such work is performed.

2.8. Upon the expiration or earlier termination of the IT Space License Term, Tenant shall surrender the Tenant IT Space in the condition in which Tenant is required to surrender the Premises under the Lease. Without limiting the generality of the foregoing, upon the expiration or earlier termination of the IT Space License Term, Tenant shall remove its IT Equipment from the IT Space, unless Landlord elects otherwise by delivery of written notice to Tenant, and Tenant shall repair any damage to the IT Space caused by Tenant’s removal of the IT Equipment from the IT Space.

2.9. Tenant acknowledges and agrees that (a) Tenant has had sufficient opportunity to inspect the IT Space and is fully familiar with the condition of the IT Space, and, notwithstanding anything contained in the Lease to the contrary, Tenant agrees to take the Tenant IT Space in its condition “as is” as of the first day of the IT Space License Term Commencement Date, (b) Landlord has not made and does not make any representation or warranty of any kind, express or implied, with respect to the IT Space, including but not limited to any representation or warranty that the IT Space is suitable for the IT Space Use, and (c) Landlord shall have no obligation to alter, repair or otherwise prepare the IT Space for Tenant’s IT Space Use or to pay for any improvements to or alterations of the IT Space.

2.10. Landlord shall have the right at any time during the IT Space License Term, upon providing Tenant not less than thirty (30) days’ prior written notice, to provide Tenant with space elsewhere in the IT Space and to remove Tenant’s IT Equipment from Tenant’s IT Space and place Tenant’s IT Equipment in such relocation space. Landlord shall pay any reasonable and customary costs and expenses related thereto. Should Tenant refuse to permit Landlord to move Tenant to such new space at the end of such thirty (30) day period, Landlord shall have, in addition to all other rights and remedies allowed under the Lease, at law or in equity, the right to cancel and terminate the IT Space License upon providing written notice to Tenant within thirty (30) days after the end of such thirty (30) day period of Landlord’s election to so terminate. Upon providing such notice to Tenant, the IT Space License shall immediately terminate. If Landlord moves Tenant to such new space, then the IT Space License and each and all of its terms, covenants and conditions shall remain in full force and effect and be deemed applicable to such new space, and such new space shall thereafter be deemed to be “Tenant’s IT Space,” and Landlord and Tenant shall enter into an express written amendment to the Lease memorializing such change.

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3. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment and agrees to reimburse, indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord, at Tenant’s sole cost and expense) and hold harmless the Landlord Indemnitees for, from and against any and all cost or liability for compensation claimed by any such broker or agent employed or engaged by it or claiming to have been employed or engaged by it.

4. No Default. Tenant represents, warrants and covenants that, to the best of Tenant’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Existing Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

5. Effect of Amendment. Except as modified by this Amendment, the Existing Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. In the event of any conflict between the terms contained in this Amendment and the Existing Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties.

6. Successors and Assigns. Each of the covenants, conditions and agreements contained in this Amendment shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs, legatees, devisees, executors, administrators and permitted successors and assigns and sublessees. Nothing in this section shall in any way alter the provisions of the Lease restricting assignment or subletting.

7. Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.

8. Authority. Tenant guarantees, warrants and represents that the individual or individuals signing this Amendment have the power, authority and legal capacity to sign this Amendment on behalf of and to bind all entities, corporations, partnerships, limited liability companies, joint venturers or other organizations and entities on whose behalf such individual or individuals have signed.

9. Counterparts; Facsimile and PDF Signatures. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document. A facsimile or portable document format (PDF) signature on this Amendment shall be equivalent to, and have the same force and effect as, an original signature.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as a sealed Massachusetts instrument as of the date and year first above written.

LANDLORD:

BMR-BROADWAY LLC,

a Delaware limited liability company

By:	/s/ William Kane
Name:	William Kane
Title:	Senior Vice President, Boston Market Lead

TENANT:

EVERQUOTE, INC., a Delaware corporation

By:	/s/ David Mason
Name:	David Mason
Title:	General Counsel

EXHIBIT A

IT SPACE

[See attached]

EXHIBIT B

IT EQUIPMENT

1.	1 APC uninterruptible power supply

2.	5 Cisco Meraki MS320 network switches

3.	Patch cables between switch ports and patch panels

4.	1 patch panel

5.	5 network patch panels, and cabling to ports on the 4th floor

6.	1 fiber option patch panel, connecting 4th floor to 3rd floor

7.	2 AdTran 1238 network switches

FOURTH AMENDMENT TO LEASE

THIS FOURTH AMENDMENT TO LEASE (this “Amendment”) is entered into as of this 20th day of December, 2016 (the Execution Date”), by and between BMR-BROADWAY LLC, a Delaware limited liability company (“Landlord”), and EVERQUOTE, INC., a Delaware corporation (“Tenant,” f/k/a AdHarmonics, Inc.).

RECITALS

A. WHEREAS, Landlord and Tenant are parties to that certain Lease dated as of July 24, 2013, as amended by that certain First Amendment to Lease dated as of September 30, 2013, by that certain Second Amendment to Lease dated as of January 30, 2015, and by that certain Third Amendment to Lease dated as of July 24, 2015 (the “Third Amendment”) (collectively, and as the same may have been amended, supplemented or modified from time to time, the “Existing Lease”), whereby Tenant leases certain premises (the “Original Premises”) from Landlord at 210 Broadway in Cambridge, Massachusetts (the “Building”);

B. WHEREAS, Landlord desires to lease to Tenant, and Tenant desires to lease from Landlord, an additional approximately two thousand seven hundred fifty-seven (2,757) rentable square feet of space located on the first (1st) floor of the Building (the “First Floor Additional Premises”), and an additional approximately seven thousand seven hundred thirty-five (7,735) rentable square feet of space on the fourth (4th) floor of the Building (the “Fourth Floor Additional Premises”), as shown on Exhibit A attached hereto (collectively, the “Additional Premises”);

C. WHEREAS, Landlord and Tenant desire to extend the Term set forth in the Existing Lease; and

D. WHEREAS, Landlord and Tenant desire to modify and amend the Existing Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Existing Lease unless otherwise defined herein. The Existing Lease, as amended by this Amendment, is referred to collectively herein as the “Lease.” From and after the date hereof, the term “Lease,” as used in the Existing Lease, shall mean the Existing Lease, as amended by this Amendment.

2. Additional Premises. Landlord hereby leases to Tenant, and Tenant hereby leases from Landlord, (a) as of the First Floor Additional Premises Term Commencement Date (as defined below), the First Floor Additional Premises, and (b) as of the Fourth Floor Additional Premises Term Commencement Date (as defined below), the Fourth Floor Additional Premises, each for use by Tenant in accordance with the Permitted Use and no other uses without Landlord’s prior written consent. Tenant’s leasing of the Additional Premises shall be upon all of the same terms and conditions of the Lease applicable to the Original Premises, except to the extent inconsistent with the provisions of this Amendment. From and after the First Floor Additional Premises Term Commencement Date, the term “Premises,” as used in the Lease, shall (i) mean the Original Premises plus the First Floor Additional Premises and (ii) contain approximately seventeen thousand five hundred seventeen (17,517) square feet of Rentable Area. From and after the Fourth Floor Additional Premises Term Commencement Date, the term “Premises,” as used in the Lease, shall (i) mean the Original Premises plus the Additional Premises and (ii) contain approximately twenty-five thousand two hundred fifty-two (25,252) square feet of Rentable Area.

3. Additional Premises Term Commencement Dates. The term with respect to the First Floor Additional Premises shall commence on the later of (i) the date Landlord delivers the First Floor Additional Premises to Tenant in the condition required under Section 8, and (ii) February 1, 2017 (the “First Floor Additional Premises Term Commencement Date”). The term with respect to the Fourth Floor Additional Premises shall commence on the later of (i) the date Landlord delivers the Fourth Floor Additional Premises to Tenant in the condition required under Section 8, and (ii) July 1, 2017 (the “Fourth Floor Additional Premises Term Commencement Date”). Tenant shall execute and deliver to Landlord written acknowledgment of (a) the First Floor Additional Premises Term Commencement Date within ten (10) business days after the date Tenant takes occupancy of the First Floor Additional Premises, in substantially the form attached as Exhibit B-l hereto, and (b) the Fourth Floor Additional Premises Term Commencement Date within ten (10) business days after the date Tenant takes occupancy of the Fourth Floor Additional Premises, in substantially the form attached as Exhibit B-2 hereto. Failure to execute and deliver either such acknowledgment, however, shall not affect the First Floor Additional Premises Term Commencement Date or Fourth Floor Additional Premises Term Commencement Date, as applicable, or Landlord’s or Tenant’s liability hereunder. Failure by Tenant to obtain validation by any governmental licensing agency of the Additional Premises required for the Permitted Use by Tenant shall not serve to extend either the First Floor Additional Premises Term Commencement Date or Fourth Floor Additional Premises Term Commencement Date.

4. Term Expiration Date. The term with respect to the entire Additional Premises shall expire on September 30, 2024. The term of the Lease with respect to the Original Premises is hereby extended to be coterminous with the term for the Additional Premises. As such, the “Term Expiration Date” as used in the Existing Lease is hereby amended to mean September 30, 2024. The period commencing on April 30, 2020 and ending on September 30, 2024 shall be referred to herein as the “Extension Term.” The term “Term” as used in the Lease shall refer to the term under the Existing Lease as extended by the Extension Term. Notwithstanding anything in the Existing Lease to the contrary (including without limitation Article 42 of the Existing Lease), Tenant shall have no rights to further extend the Term of the Lease beyond September 30, 2024.

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5. Rent.

(a) Base Rent for First Floor Additional Premises. Tenant’s obligation to pay Base Rent for the First Floor Additional Premises shall commence on the date that is three (3) months after the First Floor Additional Premises Term Commencement Date (anticipated to commence on May 1, 2017) (the “First Floor Additional Premises Rent Commencement Date”). Monthly and annual installments of Base Rent for the First Floor Additional Premises (on a gross plus electric basis) shall be as set forth in the table below.

Dates	Approximate Square Feet of Rentable Area	Base Rent per Square Foot of Rentable Area	Monthly Base Rent	Annual Base Rent
First Floor Additional Premises Rent Commencement Date-4/30/2018	2,757	$71.00 annually	$16,312.25	$195,747.00
5/1/2018-4/30/2019	2,757	$72.00 annually	$16,542.00	$198,504.00
5/1/2019-4/30/2020	2,757	$73.00 annually	$16,771.75	$201,261.00
5/1/2020-4/30/2021	2,757	$74.00 annually	$17,001.50	$204,018.00
5/1/2021-4/30/2022	2,757	$75.00 annually	$17,231.25	$206,775.00
5/1/2022-4/30/2023	2,757	$76.00 annually	$17,461.00	$209,532.00
5/1/2023-4/30/2024	2,757	$77.00 annually	$17,690.75	$212,289.00
5/1/2024-9/30/2024	2,757	$78.00 annually	$17,920.50	*

*	Not a full 12 months

(b) Base Rent for Fourth Floor Additional Premises. Tenant’s obligation to pay Base Rent for the Fourth Floor Additional Premises shall commence on the date that is three (3) months after the Fourth Floor Additional Premises Term Commencement Date (anticipated to commence on October 1, 2017) (the “Fourth Floor Additional Premises Rent Commencement Date”). Monthly and annual installments of Base Rent for the Fourth Floor Additional Premises (on a gross plus electric basis) shall be as set forth in the table below.

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Dates	Approximate Square Feet of Rentable Area	Base Rent per Square Foot of Rentable Area	Monthly Base Rent	Annual Base Rent
Fourth Floor Additional Premises Rent Commencement Date-4/30/2018	7,735	$71.00 annually	$45,765.42	*
5/1/2018- 4/30/2019	7,735	$72.00 annually	$46,410.00	$556,920.00
5/1/2019- 4/30/2020	7,735	$73.00 annually	$47,054.58	$564,655.00
5/1/2020- 4/30/2021	7,735	$74.00 annually	$47,699.17	$572,390.00
5/1/2021- 4/30/2022	7,735	$75.00 annually	$48,343.75	$580,125.00
5/1/2022- 4/30/2023	7,735	$76.00 annually	$48,988.33	$587,860.00
5/1/2023- 4/30/2024	7,735	$77.00 annually	$49,632.92	$595,595.00
5/1/2024- 9/30/2024	7,735	$78.00 annually	$50,277.50	*

*	Not a full 12 months

(c) Base Rent for the Original Premises. Base Rent for the Original Premises shall be as provided under the Existing Lease through April 29, 2020. Commencing on April 30, 2020 and throughout the Extension Term, Base Rent for the Original Premises (on a gross plus electric basis) shall be as set forth in the table below.

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Dates	Square Feet of Rentable Area	Base Rent per Square Foot of Rentable Area	Monthly Base Rent		Annual Base Rent
4/30/2020	14,760	$73.00 annually	*	*	*
5/1/2020- 4/30/2021	14,760	$74.00 annually	$91,020.00		$1,092,240.00
5/1/2021- 4/30/2022	14,760	$75.00 annually	$92,250.00		$1,107,000.00
5/1/2022- 4/30/2023	14,760	$76.00 annually	$93,480.00		$1,121,760.00
5/1/2023- 4/30/2024	14,760	$77.00 annually	$94,710.00		$1,136,520.00
5/1/2024- 9/30/2024	14,760	$78.00 annually	$95,940.00		*
*	Not a full 12 months;
**	Not a full 30 days

(d) Operating Expenses and Real Estate Taxes for Additional Premises. Commencing on the First Floor Additional Premises Term Commencement Date with respect to the First Floor Additional Premises, and commencing on the Fourth Floor Additional Premises Term Commencement Date with respect to the Fourth Floor Additional Premises, Tenant shall pay Landlord as Additional Rent at times specified in the Lease (i) any increase in Taxes payable with respect to the Project, based upon Tenant’s Pro Rata Share with respect to the First Floor Additional Premises and the Fourth Floor Additional Premises, respectively, in excess of Taxes for the calendar year 2017, (ii) any increase in Operating Expenses, based upon Tenant’s Pro Rata Share with respect to the First Floor Additional Premises and the Fourth Floor Additional Premises, respectively, in excess of Operating Expenses for the calendar year 2017 and (c) any other amounts with respect to the Additional Premises that Tenant assumes or agrees to pay under the provisions of the Lease that are owed to Landlord, including any and all other sums that may become due by reason of any default of Tenant or failure on Tenant’s part to comply with the agreements, terms, covenants and conditions of the Lease to be performed by Tenant, after notice and the lapse of any applicable cure periods.

(e) Operating Expenses and Real Estate Taxes for Original Premises. Tenant shall continue to pay Landlord as Additional Rent with respect to the Original Premises at times specified in the Lease (i) any increase in Taxes payable with respect to the Project, based upon Tenant’s Pro Rata Share with respect to the Original Premises in excess of Taxes for the Base Year (which, as defined in the Existing Lease, is calendar year 2013), (ii) any increase in Operating Expenses, based upon Tenant’s Pro Rata Share with respect to the Original Premises, in excess of Operating Expenses for the Base Year and (c) any other amounts with respect to the Original Premises that Tenant assumes or agrees to pay under the provisions of the Lease that are owed to Landlord, including any and all other sums that may become due by reason of any default of Tenant or failure on Tenant’s part to comply with the agreements, terms, covenants and conditions of the Lease to be performed by Tenant, after notice and the lapse of any applicable cure periods. Notwithstanding the foregoing, commencing on January 1, 2020, the Base Year applicable to the Original Premises shall be changed from calendar year 2013 to calendar year 2019.

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(f) Electricity for Additional Premises. Commencing on the First Floor Additional Premises Term Commencement Date with respect to the First Floor Additional Premises, and commencing on the Fourth Floor Additional Premises Term Commencement Date with respect to the Fourth Floor Additional Premises, Tenant shall pay for all electricity supplied to the First Floor Additional Premises and Fourth Floor Additional Premises, respectively, together with any fees, surcharges and taxes thereon.

6. First Floor Additional Premises Improvements.

(a) Tenant shall cause the work (the “First Floor Additional Premises Improvements”) described in the Work Letter attached hereto as Exhibit C (the “Work Letter”) to be constructed in the First Floor Additional Premises at a cost to Landlord not to exceed Fifty-Five Thousand One Hundred Forty and 00/100 Dollars ($55,140.00) (based upon Twenty and 00/100 Dollars ($20.00) per square foot of Rentable Area of the First Floor Additional Premises) (the “First Floor TI Allowance”) plus, if properly requested by Tenant pursuant to Section 6(c), One Hundred Fifty-Four Thousand Seven Hundred and 00/100 Dollars ($154,700.00) (based upon Twenty and 00/100 Dollars ($20.00) per square foot of Rentable Area of the Fourth Floor Additional Premises) (the “Fourth Floor TI Allowance”) for work to be constructed in the Fourth Floor Additional Premises (the “Fourth Floor Additional Premises Improvements”, together with the First Floor Additional Premises Improvement, the “Additional Premises Improvements”), for a total of Two Hundred Nine Thousand Eight Hundred Forty and 00/100 Dollars ($209,840.00) (based upon Twenty and 00/100 Dollars ($20.00) per square foot of Rentable Area of the Additional Premises). The First Floor TI Allowance, together with the Fourth Floor TI Allowance (if properly requested by Tenant pursuant to Section 6(c)), shall be referred to herein as the “TI Allowance.” The TI Allowance may be applied to the costs of (i) construction, (ii) Landlord’s actual third party out of pocket costs of project review (not to exceed Two Thousand and 00/100 Dollars ($2,000.00) for the First Floor Additional Premises and Five Thousand and 00/100 Dollars ($5,000.00) for the Fourth Floor Additional Premises), (iii) commissioning of mechanical, electrical and plumbing systems by a licensed, qualified commissioning agent hired by Tenant, and review of such party’s commissioning report by a licensed, qualified commissioning agent hired by Landlord, (iv) space planning, architect, engineering and other related services performed by third parties unaffiliated with Tenant, (v) building permits and other taxes, fees, charges and levies by Governmental Authorities for permits or for inspections of the Additional Premises Improvements, (vi) costs and expenses for labor, material, equipment and fixtures, and (vii) subject to the limits set forth in the last sentence of this Section 6(a), soft costs for data/telecom cabling, signage, relocation expenses and furniture, fixtures and equipment (collectively, the “Soft Costs”). Notwithstanding the foregoing or anything contained herein or in the Lease to the contrary, except for the reimbursement of Landlord’s actual third party out of pocket costs of project review described in subpart (ii) above, the TI Allowance will not be applied to, and Tenant will not be charged, any Landlord supervisory, management or review fees in connection with the construction of the Additional Premises Improvements. In no event shall the TI Allowance be used for (A) the cost of work that is not authorized by the Approved Plans (as defined in the Work Letter) or otherwise approved in writing by Landlord,

6

(B) payments to Tenant or any affiliates of Tenant, (C) except as provided herein, the purchase of any furniture, personal property or other non-building system equipment, (D) costs resulting from any default by Tenant of its obligations under this Lease or (E) costs that are recoverable by Tenant from a third party (e.g., insurers, warrantors, or tortfeasors). Notwithstanding anything set forth herein to the contrary, Tenant may apply up to Eight Thousand Two Hundred Seven and 00/100 Dollars ($8,271.00) of the First Floor TI Allowance and up to Twenty-Three Thousand Two Hundred Five and 00/100 Dollars ($23,205.00) of the Fourth Floor TI Allowance (based upon Four and 50/100 Dollars ($4.50) per square foot of Rentable Area of the First Floor Additional Premises and the Fourth Floor Additional Premises), respectively, towards the Soft Costs identified above.

(b) Tenant shall have until (i) February 1, 2018 (the “First Floor TI Deadline”), to expend the unused portion of the First Floor TI Allowance and (ii) July 1, 2018 (the “Fourth Floor TI Deadline”), to expend the unused portion of the Fourth Floor TI Allowance (to the extent requested by Tenant under Section 6(c) hereof), after which date Landlord’s obligation to fund such costs shall expire. Base Rent shall be increased to include the amount of the Fourth Floor TI Allowance disbursed by Landlord in accordance with this Lease amortized over the period commencing on October 1, 2017 and ending on September 30, 2024 at a rate of eight percent (8%) annually. The amount by which Base Rent shall be increased shall be determined (and Base Rent shall be increased accordingly) as of the Fourth Floor Additional Premises Rent Commencement Date and, if such determination does not reflect use by Tenant of all of the Fourth Floor TI Allowance, shall be determined again as of the Fourth Floor TI Deadline, with Tenant paying (on the next succeeding day that Base Rent is due under this Lease (the “TI True-Up Date”)) any underpayment of the further adjusted Base Rent for the period beginning on the Fourth Floor Additional Premises Rent Commencement Date and ending on the TI True-Up Date.

(c) Landlord shall not be obligated to expend any portion of the Fourth Floor TI Allowance until Landlord shall have received from Tenant a letter in the form attached as Exhibit D hereto executed by an authorized officer of Tenant. In no event shall any unused TI Allowance entitle Tenant to a credit against Rent payable under this Lease. The term “Substantially Complete” or “Substantial Completion” means that the First Floor Additional Premises Improvements, or the Fourth Floor Additional Premises Improvements, as applicable, are substantially complete in accordance with the Approved Plans (as defined in the Work Letter), except for minor punch list items.

(d) Prior to entering upon the Additional Premises, Tenant shall furnish to Landlord evidence reasonably satisfactory to Landlord that insurance coverages required of Tenant under the provisions of Article 23 of the Existing Lease are in effect, and such entry shall be subject to all the terms and conditions of the Lease.

7

7. Pro Rata Shares.

(a) Effective as of the First Floor Additional Premises Term Commencement Date, the table in Section 2.2 of the Existing Lease shall be deleted and replaced with the following table:

Definition or Provision	Means the Following (As of the First Floor Additional Premises Term Commencement Date)
Approximate Rentable Area of Premises	17,517 square feet
Approximate Rentable Area of Project	64,812 square feet
Tenant’s Pro Rata Share of Project	27.03%

(b) Effective as of the Fourth Floor Additional Premises Term Commencement Date, the table in Section 2.2 of the Existing Lease shall be deleted and replaced with the following table:

Definition or Provision	Means the Following (As of the Fourth Floor Additional Premises Term Commencement Date)
Approximate Rentable Area of Premises	25,252 square feet
Approximate Rentable Area of Project	64,812 square feet
Tenant’s Pro Rata Share of Project	38.96%

8. Condition of Premises. Tenant acknowledges that (a) it is in possession of and is fully familiar with the condition of the Original Premises and, notwithstanding anything contained in the Lease to the contrary, agrees to take the same in its condition “as is” as of the first day of the Extension Term, (b) agrees to take the Additional Premises in its condition “as is” as of the First Floor Additional Premises Term Commencement Date and the Fourth Floor Additional Premises Term Commencement Date, as applicable, except that it shall be vacant of occupants, (c) Landlord shall have no obligation to alter, repair or otherwise prepare the Original Premises for Tenant’s continued occupancy for the Extension Term or to pay for any improvements to the Original Premises, except as may be expressly provided in the Lease, and (d) Landlord shall have no obligation to alter, repair or otherwise prepare the Additional Premises for Tenant’s occupancy or to pay for any improvements to the Additional Premises, except with respect to the First Floor TI Allowance, or if elected, the Fourth Floor TI Allowance. Landlord hereby acknowledges that Tenant has no obligation to remove or restore any alteration existing in the Premises as of the Execution Date, other than such obligations set forth in the Third Amendment with respect to the IT Space and as may be required under Section 18.2 of the Existing Lease with respect to telephone and data systems, wiring and equipment.

8

9. Additional Security Deposit. On or before the Execution Date, Tenant shall deposit with Landlord an additional security deposit relating to the Additional Premises equal to One Hundred Eighty-Six Thousand Two Hundred Thirty-One and 00/100 Dollars ($186,231.00) (the “Additional Security Deposit”). Section 2.6 of the Existing Lease shall be amended to replace “$198,163.32” with “$384,394.32”.

10. Parking. Notwithstanding anything in the Lease to the contrary, Tenant shall have a non-exclusive, irrevocable license to use Tenant’s Pro Rata Share of parking spaces relating to the Additional Premises in the parking facilities serving the Building (which, as of the Execution Date, is one (1) space per one thousand (1,000) square feet of Rentable Area of the Additional Premises). For clarity, commencing on the First Floor Additional Premises Term Commencement Date, Tenant shall be entitled to use an additional three (3) parking spaces, and commencing on the Fourth Floor Additional Premises Term Commencement Date, Tenant shall be entitled to use a further additional eight (8) spaces. Tenant’s use of such space shall be in common on an unreserved basis with other tenants of the Building during the Term at a cost of Two Hundred Seventy-Five Dollars ($275.00), per parking space per month, and is subject to periodic market adjustments, which Tenant shall pay as Additional Rent (and outside of Operating Expenses) simultaneously with payments of Base Rent. For clarity, Tenant’s obligation to pay for the spaces described in this Section 10 shall commence on the First Floor Additional Premises Term Commencement Date and on the Fourth Floor Additional Premises Term Commencement Date, as applicable. All the other terms and conditions of the Lease relating to parking, including without limitation, Section 13 of the Existing Lease, shall apply to the parking spaces relating to the Additional Premises.

11. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment, other than CBRE/New England (“Broker”), and agrees to reimburse, indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord, at Tenant’s sole cost and expense) and hold harmless the Landlord Indemnitees for, from and against any and all cost or liability for compensation claimed by any such broker or agent, other than Broker, employed or engaged by it or claiming to have been employed or engaged by it. Broker is entitled to a leasing commission in connection with the making of this Amendment, and Landlord shall pay such commission to Broker pursuant to a separate agreement between Landlord and Broker.

12. No Default. Each party represents, warrants and covenants that, to the best of such party’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Existing Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

9

13. Notices. Tenant confirms that, notwithstanding anything in the Lease to the contrary, notices delivered to Tenant pursuant to the Lease should be sent to:

Everquote, Inc.

210 Broadway

3rd Floor

Cambridge, Massachusetts 02139

Attention: David Mason, Esq.

14. Effect of Amendment. Except as modified by this Amendment, the Existing Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. In the event of any conflict between the terms contained in this Amendment and the Existing Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties.

15. Successors and Assigns. Each of the covenants, conditions and agreements contained in this Amendment shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs, legatees, devisees, executors, administrators and permitted successors and assigns and sublessees. Nothing in this section shall in any way alter the provisions of the Lease restricting assignment or subletting.

16. Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.

17. Authority. Each party guarantees, warrants and represents that the individual or individuals signing this Amendment have the power, authority and legal capacity to sign this Amendment on behalf of and to bind all entities, corporations, partnerships, limited liability companies, joint venturers or other organizations and entities on whose behalf such individual or individuals have signed.

18. Counterparts: Facsimile and PDF Signatures. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document. A facsimile or portable document format (PDF) signature on this Amendment shall be equivalent to, and have the same force and effect as, an original signature.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

10

IN WITNESS WHEREOF,. Landlord and Tenant have executed this Amendment as a sealed Massachusetts instrument as of the date and year first above written.

LANDLORD:

BMR-BROADWAY LLC,

a Delaware limited liability company

By:	/s/ William Kane

Name:	William Kane
Title:	Senior Vice President East Coast Leasing

TENANT:

EVERQUOTE, INC., a Delaware corporation

By:	/s/ David Mason
Name:	David Mason
Title:	General Counsel

EXHIBIT A

ADDITIONAL PREMISES

See attached.

© Copyright Arrowstreet Inc.

TENANT 1

alyce.chen@wilmerhale.com
Goat 22.03.2018 17:18
CONFIDENTIAL

PREMISES PLAN NOTES AND LEGEND

TENANT PREMISES

12/12/2016 10:04:00 AM

BioMed Realty

prepared by ARROWSTREET

Premises Plan - Tenant 1

210 Broadway | FIRST FLOOR

Cambridge, Massachusetts | 9 December 2016

© Copyright Arrowstreet Inc.

TENANT 4B

alyce.chen@... Goat/22:06 2018 11:16 CONFIDENTIAL

PREMISES PLAN NOTES AND LEGEND

TENANT PREMISES

12/12/2016 10:04:39 AM

BioMed Realty

prepared by ARROWSTREET

Premises Plan - Tenant 4B

210 Broadway | FOURTH FLOOR

Cambridge, Massachusetts | 9 December 2016

EXHIBIT B-1

ACKNOWLEDGEMENT OF FIRST FLOOR ADDITIONAL PREMISES TERM

COMMENCEMENT DATE AND AMENDED TERM EXPIRATION DATE

THIS ACKNOWLEDGEMENT OF FIRST FLOOR ADDITIONAL PREMISES TERM COMMENCEMENT DATE AND AMENDED TERM EXPIRATION DATE is entered into as of [    ], 20[    ], with reference to that certain Fourth Amendment to Lease dated as of [    ], 2016 (the “Fourth Amendment”), which amends that certain Lease dated as of July 24, 2013, as amended by that certain First Amendment to Lease dated as of September 30, 2013, that certain Second Amendment to Lease dated as of January 30, 2015, and that certain Third Amendment to Lease dated as of July 24, 2015 (collectively, and as the same may have been heretofore further amended, amended and restated, supplemented or otherwise modified from time to time, the “Lease”), by EVERQUOTE, INC., a Delaware corporation (“Tenant,” formerly known as AdHarmonics, Inc.), in favor of BMR-BROADWAY LLC, a Delaware limited liability company (“Landlord”). All capitalized terms used herein without definition shall have the meanings ascribed to them in the Lease.

Tenant hereby confirms the following:

1. Tenant accepted possession of the First Floor Additional Premises for construction of improvements or the installation of personal or other property on [    ], 20[    ], and for use in accordance with the Permitted Use on [     ], 20[    ]. Tenant first occupied the First

Floor Additional Premises for the Permitted Use on [    ], 20[    ].

2. The First Floor Additional Premises are in good order, condition and repair.

3. All conditions of the Fourth Amendment to be performed by Landlord as a condition to the full effectiveness of the Fourth Amendment with respect to the First Floor Additional Premises have been satisfied, and Landlord has fulfilled all of its duties in the nature of inducements offered to Tenant to lease the First Floor Additional Premises.

4. In accordance with the provisions of Section 3 of the Fourth Amendment, the First Floor Additional Premises Term Commencement Date is [February 1, 2017], and, unless the Lease is terminated prior to the Term Expiration Date pursuant to its terms, the Term Expiration Date shall be September 30, 2024.

5. The Lease is in full force and effect, and the same represents the entire agreement between Landlord and Tenant concerning the Premises[, except [             ].

6. Tenant has no existing defenses against the enforcement of the Lease by Landlord, and there exist no offsets or credits against Rent owed or to be owed by Tenant.

7. The obligation to pay Rent with respect to the First Floor Additional Premises is presently in effect and all Rent obligations with respect to the First Floor Additional Premises on the part of Tenant under the Lease commenced to accrue on [May 1, 2017], with Base Rent payable on the dates and amounts set forth in the chart below:

Dates	Approximate Square Feet of Rentable Area	Base Rent per Square Foot of Rentable Area	Monthly Base Rent	Annual Base Rent
5/1/2017- 4/30/2018	2,757	$71.00 annually	$16,312.25	$195,747.00
5/1/2018- 4/30/2019	2,757	$72.00 annually	$16,542.00	$198,504.00
5/1/2019- 4/30/2020	2,757	$73.00 annually	$16,771.75	$201,261.00
5/1/2020- 4/30/2021	2,757	$74.00 annually	$17,001.50	$204,018.00
5/1/2021- 4/30/2022	2,757	$75.00 annually	$17,231.25	$206,775.00
5/1/2022- 4/30/2023	2,757	$76.00 annually	$17,461.00	$209,532.00
5/1/2023- 4/30/2024	2,757	$77.00 annually	$17,690.75	$212,289.00
5/1/2024- 9/30/2024	2,757	$78.00 annually	$17,920.50	*
*	Not a full 12 months

8. Base Rent with respect to the Original Premises during the Extension Term shall be payable on the dates and in amounts set forth in the chart below:

Dates	Square Feet of Rentable Area	Base Rent per Square Foot of Rentable Area	Monthly Base Rent		Annual Base Rent
4/30/2020	14,760	$73.00 annually	*	*	*
5/1/2020- 4/30/2021	14,760	$74.00 annually	$91,020.00		$1,092,240.00
5/1/2021- 4/30/2022	14,760	$75.00 annually	$92,250.00		$1,107,000.00
5/1/2022- 4/30/2023	14,760	$76.00 annually	$93,480.00		$1,121,760.00
5/1/2023- 4/30/2024	14,760	$77.00 annually	$94,710.00		$1,136,520.00
5/1/2024- 9/30/2024	14,760	$78.00 annually	$95,940.00		*
*	Not a full 12 months;
**	Not a full 30 days

9. The undersigned Tenant has not made any prior assignment, transfer, hypothecation or pledge of the Lease or of the rents thereunder or sublease of the Premises or any portion thereof.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Tenant has executed this Acknowledgment of First Floor Additional Premises Term Commencement Date and Amended Term Expiration Date as of the date first written above.

TENANT:

EVERQUOTE, INC.,

a Delaware corporation

By:

Name:
Title:

EXHIBIT B-2

ACKNOWLEDGEMENT OF FOURTH FLOOR ADDITIONAL PREMISES TERM

COMMENCEMENT DATE AND AMENDED TERM EXPIRATION DATE

THIS ACKNOWLEDGEMENT OF FOURTH FLOOR ADDITIONAL PREMISES TERM COMMENCEMENT DATE AND AMENDED TERM EXPIRATION DATE is entered into as of [    ], 20[    ], with reference to that certain Fourth Amendment to Lease dated as of [    ], 2016 (the “Fourth Amendment”), which amends that certain Lease dated as of July 24, 2013, as amended by that certain First Amendment to Lease dated as of September 30, 2013, that certain Second Amendment to Lease dated as of January 30, 2015, and that certain Third Amendment to Lease dated as of July 24, 2015 (collectively, and as the same may have been heretofore further amended, amended and restated, supplemented or otherwise modified from time to time, the “Lease”), by EVERQUOTE, INC., a Delaware corporation (“Tenant,” formerly known as AdHarmonics, Inc.), in favor of BMR-BROADWAY LLC, a Delaware limited liability company (“Landlord”). All capitalized terms used herein without definition shall have the meanings ascribed to them in the Lease.

Tenant hereby confirms the following:

1.	Tenant accepted possession of the Fourth Floor Additional Premises for construction of improvements or the installation of personal or other property on [ ], 20[ ], and for use in accordance with the Permitted Use on [ ], 20[ ]. Tenant first occupied the Fourth Floor Additional Premises for the Permitted Use on [ ], 20[ ].]

2.	The Fourth Floor Additional Premises are in good order, condition and repair.

3.	All conditions of the Fourth Amendment to be performed by Landlord as a condition to the full effectiveness of the Fourth Amendment with respect to the Additional Premises have been satisfied, and Landlord has fulfilled all of its duties in the nature of inducements offered to Tenant to lease the Additional Premises.

4.	In accordance with the provisions of Section 3 of the Fourth Amendment, the Fourth Floor Additional Premises Term Commencement Date is [July 1, 2017], and, unless the Lease is terminated prior to the Term Expiration Date pursuant to its terms, the Term Expiration Date shall be September 30, 2024.

5.	The Lease is in full force and effect, and the same represents the entire agreement between Landlord and Tenant concerning the Premises[, except [ ]].

6.	Tenant has no existing defenses against the enforcement of the Lease by Landlord, and there exist no offsets or credits against Rent owed or to be owed by Tenant.

7.	The obligation to pay Rent with respect to the Fourth Floor Additional Premises is presently in effect and all Rent obligations with respect to the Fourth Floor Additional Premises on the part of Tenant under the Lease commenced to accrue on [October 1, 2017], with Base Rent payable on the dates and amounts set forth in the chart below:

Dates	Approximate Square Feet of Rentable Area	Base Rent per Square Foot of Rentable Area	Monthly Base Rent	Annual Base Rent
10/1/2017- 4/30/2018	7,735	$71.00 annually	$45,765.42	*
5/1/2018- 4/30/2019	7,735	$72.00 annually	$46,410.00	$556,920.00
5/1/2019- 4/30/2020	7,735	$73.00 annually	$47,054.58	$564,655.00
5/1/2020- 4/30/2021	7,735	$74.00 annually	$47,699.17	$572,390.00
5/1/2021- 4/30/2022	7,735	$75.00 annually	$48,343.75	$580,125.00
5/1/2022- 4/30/2023	7,735	$76.00 annually	$48,988.33	$587,860.00
5/1/2023- 4/30/2024	7,735	$77.00 annually	$49,632.92	$595,595.00
5/1/2024- 9/30/2024	7,735	$78.00 annually	$50,277.50	*
*	Not a full 12 months

8.	The undersigned Tenant has not made any prior assignment, transfer, hypothecation or pledge of the Lease or of the rents thereunder or sublease of the Premises or any portion thereof.

[REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Tenant has executed this Acknowledgment of Fourth Floor Additional Premises Term Commencement Date and Amended Term Expiration Date as of the date first written above.

TENANT:

EVERQUOTE, INC.,

a Delaware corporation

By:

Name:
Title:

EXHIBIT C

WORK LETTER

This Work Letter (this “Work Letter”) is made and entered into as of the 20th day of December, 2016, by and between BMR-BROADWAY LLC, a Delaware limited liability company (“Landlord”), and EVERQUOTE, INC., a Delaware corporation (“Tenant,” formerly known as AdHarmonics, Inc.), and is attached to and made a part of that certain Fourth Amendment to Lease dated even of the date herewith (the “Fourth Amendment”), which amends that certain Lease dated as of July 24, 2013, as amended by that certain First Amendment to Lease dated as of September 30, 2013, that certain Second Amendment to Lease dated as of January 30, 2015, and that certain Third Amendment to Lease dated as of July 24, 2015 (collectively, and as the same may have been heretofore further amended, amended and restated, supplemented or otherwise modified from time to time, the “Lease”), by and between Landlord and Tenant for the Premises located at 210 Broadway in Cambridge, Massachusetts. All capitalized terms used but not otherwise defined herein shall have the meanings given them in the Lease.

1. General Requirements.

1.1. Authorized Representatives.

(a) Landlord designates, as Landlord’s authorized representative (“Landlord’s Authorized Representative”), (i) Edward McDonald as the person authorized to initial plans, drawings, approvals and to sign change orders pursuant to this Work Letter and (ii) an officer of Landlord as the person authorized to sign any amendments to this Work Letter or the Lease. Tenant shall not be obligated to respond to or act upon any such item until such item has been initialed or signed (as applicable) by the appropriate Landlord’s Authorized Representative. Landlord may change either Landlord’s Authorized Representative upon one (1) business day’s prior written notice to Tenant.

(b) Tenant designates David Mason (“Tenant’s Authorized Representative”) as the person authorized to initial and sign all plans, drawings, change orders and approvals pursuant to this Work Letter. Landlord shall not be obligated to respond to or act upon any such item until such item has been initialed or signed (as applicable) by Tenant’s Authorized Representative. Tenant may change Tenant’s Authorized Representative upon one (1) business day’s prior written notice to Landlord.

1.2. Schedule. The schedule for design and development of the Additional Premises Improvements, including the time periods for preparation and review of construction documents, approvals and performance, shall be in accordance with a schedule to be prepared by Tenant (the “Schedule”). Tenant shall prepare the Schedule so that it is a reasonable schedule for the completion of the Additional Premises Improvements. As soon as the Schedule is completed, Tenant shall deliver the same to Landlord for Landlord’s approval, which approval shall not be unreasonably withheld, conditioned or delayed. Such Schedule shall be approved or disapproved by Landlord within seven (7) business days after delivery to Landlord. Landlord’s failure to respond in writing within the seven (7) business day period shall be deemed approval by Landlord. If Landlord disapproves the Schedule, then Landlord shall notify Tenant in writing of its objections to such Schedule, and the parties shall confer and negotiate in good faith to reach agreement on the Schedule. The Schedule shall be subject to adjustment as mutually agreed upon in writing by the parties, or as provided in this Work Letter.

1.3. Tenant’s Architects. Contractors and Consultants. The architect, engineering consultants, design team, general contractor and subcontractors responsible for the construction of the Additional Premises Improvements shall be selected by Tenant and approved by Landlord, which approval Landlord shall not unreasonably withhold, condition or delay. Landlord may refuse to use any architects, consultants, contractors, subcontractors or material suppliers that Landlord reasonably believes could cause labor disharmony. All Tenant contracts related to the Additional Premises Improvements shall provide that Tenant may assign such contracts and any warranties with respect to the Additional Premises Improvements to Landlord at any time.

2. Additional Premises Improvements. All Additional Premises Improvements shall be performed by Tenant’s contractor, at Tenant’s sole cost and expense (subject to Landlord’s obligations with respect to any portion of the First Floor TI Allowance, and if properly requested by Tenant, the Fourth Floor TI Allowance, and in accordance with the Approved Plans (as defined below), the Lease and this Work Letter. To the extent that the total projected cost of the Additional Premises Improvements (as projected by Landlord) exceeds the TI Allowance (such excess, the “Excess TI Costs”), Tenant shall advance to Landlord any Excess TI Costs within ten (10) days after receipt of an invoice therefor, but in any case before Tenant commences the Additional Premises Improvements. Excess TI Costs shall be separately calculated with respect to the First Floor TI Allowance and the Fourth Floor TI Allowance (to the extent applicable). If the actual Excess TI Costs are less than the Excess TI Costs paid by Tenant to Landlord, Landlord shall credit Tenant with the overage paid by Tenant against Tenant’s Rent obligations, beginning after Landlord has completed the final accounting for the Additional Premises Improvements. If the cost of the Additional Premises Improvements (as projected by Landlord) increases over Landlord’s initial projection, then Landlord may notify Tenant and Tenant shall deposit any additional Excess TI Costs with Landlord in the same way that Tenant deposited the initial Excess TI Costs. If Tenant fails to pay, or is late in paying, any sum due to Landlord under this Work Letter, then Landlord shall have all of the rights and remedies set forth in the Lease for nonpayment of Rent (including the right to interest and the right to assess a late charge), and for purposes of any litigation instituted with regard to such amounts the same shall be considered Rent. All material and equipment furnished by Tenant or its contractors as the Additional Premises Improvements shall be new or “like new”; the Additional Premises Improvements shall be performed in a first-class, workmanlike manner; and the quality of the Additional Premises Improvements shall be of a nature and character not less than the Building Standard. Tenant shall take, and shall require its contractors to take, commercially reasonable steps to protect the Additional Premises during the performance of any Additional Premises Improvements, including covering or temporarily removing any window coverings so as to guard against dust, debris or damage. All Additional Premises Improvements shall be performed in accordance with Article 17 of the Existing Lease; provided that, notwithstanding anything in the Lease or this Work Letter to the contrary, in the event of a conflict between this Work Letter and Article 17 of the Existing Lease, the terms of this Work Letter shall govern.

2.1. Work Plans. Tenant shall prepare and submit to Landlord for approval schematics covering the Additional Premises Improvements prepared in conformity with the applicable provisions of this Work Letter (the “Draft Schematic Plans”). The Draft Schematic Plans shall contain sufficient information and detail to accurately describe the proposed design to Landlord and such other information as Landlord may reasonably request. Landlord shall notify Tenant in writing within ten (10) business days after receipt of the Draft Schematic Plans whether Landlord approves or objects to the Draft Schematic Plans and of the manner, if any, in which the Draft Schematic Plans are unacceptable. Landlord’s failure to respond within such ten (10) business day period shall be deemed approval by Landlord. If Landlord reasonably objects to the Draft Schematic Plans, then Tenant shall revise the Draft Schematic Plans and cause Landlord’s objections to be remedied in the revised Draft Schematic Plans. Tenant shall then resubmit the revised Draft Schematic Plans to Landlord for approval, such approval not to be unreasonably withheld, conditioned or delayed. Landlord’s approval of or objection to revised Draft Schematic Plans and Tenant’s correction of the same shall be in accordance with this Section until Landlord has approved the Draft Schematic Plans in writing or been deemed to have approved them. In its review of any set of the Draft Schematic Plans, Landlord shall not raise objections to or request modifications of any element of the Draft Schematic Plans which were reflected or shown on or otherwise consistent with any prior progress draft of the Draft Schematic Plans and were not included in prior disapproval notices unless arising from or affected by a change in the current set of the Draft Schematic Plans. The iteration of the Draft Schematic Plans that is approved or deemed approved by Landlord without objection shall be referred to herein as the “Approved Schematic Plans.”

2.2. Construction Plans. Tenant shall prepare final plans and specifications for the Additional Premises Improvements that (a) are consistent with and are logical evolutions of the Approved Schematic Plans and (b) incorporate any other Tenant-requested (and Landlord-approved) Changes (as defined below). As soon as such final plans and specifications (“Construction Plans”) are completed, Tenant shall deliver the same to Landlord for Landlord’s approval, which approval shall not be unreasonably withheld, conditioned or delayed. Such Construction Plans shall be approved or disapproved by Landlord within seven (7) business days after delivery to Landlord. Landlord’s failure to respond within such seven (7) business day period shall be deemed approval by Landlord. If the Construction Plans are disapproved by Landlord, then Landlord shall notify Tenant in writing of its objections to such Construction Plans, and the parties shall confer and negotiate in good faith to reach agreement on the Construction Plans. In its review of any set of the Construction Plans, Landlord shall not raise objections to or request modifications of any element of the Construction Plans which were reflected or shown on or otherwise consistent with any prior progress draft of the Construction Plans and were not included in prior disapproval notices unless arising from or affected by a change in the current set of the Construction Plans. Promptly after the Construction Plans are approved by Landlord and Tenant, two (2) copies of such Construction Plans shall be initialed and dated by Landlord and Tenant, and Tenant shall promptly submit such Construction Plans to all appropriate Governmental Authorities for approval. The Construction Plans so approved, and all change orders specifically permitted by this Work Letter, are referred to herein as the “Approved Plans.”

2.3. Changes to the Additional Premises Improvements. Any changes to the Approved Plans (each, a “Change”) shall be requested and instituted in accordance with the provisions of this Article 2 and shall be subject to the written approval of the non-requesting party in accordance with this Work Letter.

(a) Change Request. Either Landlord or Tenant may request Changes after Landlord approves the Approved Plans by notifying the other party thereof in writing in substantially the same form as the AIA standard change order form (a “Change Request”), which Change Request shall detail the nature and extent of any requested Changes, including (i) the Change, (ii) the party required to perform the Change and (iii) any modification of the Approved Plans and the Schedule, as applicable, necessitated by the Change. If the nature of a Change requires revisions to the Approved Plans, then the requesting party shall be solely responsible for the cost and expense of such revisions and any increases in the cost of the Additional Premises Improvements as a result of such Change. Change Requests shall be signed by the requesting party’s Authorized Representative.

(b) Approval of Changes. All Change Requests shall be subject to the other party’s prior written approval, which approval shall not be unreasonably withheld, conditioned or delayed. The non-requesting party shall have five (5) business days after receipt of a Change Request to notify the requesting party in writing of the non-requesting party’s decision either to approve or object to the Change Request. The non-requesting party’s failure to respond within such five (5) business day period shall be deemed approval by the non-requesting party.

2.4. Preparation of Estimates. Tenant shall, before proceeding with any Change, using its best efforts, prepare as soon as is reasonably practicable (but in no event more than five (5) business days after delivering a Change Request to Landlord or receipt of a Change Request) an estimate of the increased costs or savings that would result from such Change, as well as an estimate on such Change’s effects on the Schedule. Landlord shall have five (5) business days after receipt of such information from Tenant to (a) in the case of a Tenant-initiated Change Request, approve or reject such Change Request in writing, or (b) in the case of a Landlord-initiated Change Request, notify Tenant in writing of Landlord’s decision either to proceed with or abandon the Landlord-initiated Change Request.

2.5. Quality Control Program: Coordination. Tenant shall provide Landlord with information regarding the following (together, the “QCP”): (a) Tenant’s general contractor’s quality control program and (b) evidence of subsequent monitoring and action plans. The QCP shall be subject to Landlord’s reasonable review and approval and shall specifically address the Additional Premises Improvements. Tenant shall ensure that the QCP is regularly implemented on a scheduled basis and shall provide Landlord with reasonable prior notice and access to attend all inspections and meetings between Tenant and its general contractor. At the conclusion of the Additional Premises Improvements, Tenant shall deliver the quality control log to Landlord, which shall include all records of quality control meetings and testing and of inspections held in the field, including inspections relating to concrete, steel roofing, piping pressure testing and system commissioning.

3. Completion of Additional Premises Improvements. Tenant, at its sole cost and expense (except for the TI Allowance), shall perform and complete the Additional Premises Improvements in all respects (a) in substantial conformance with the Approved Plans, (b) otherwise in compliance with provisions of the Lease and this Work Letter and (c) in accordance with Applicable Laws, the requirements of Tenant’s insurance carriers, the requirements of Landlord’s insurance carriers (to the extent Landlord provides its insurance carriers’ requirements to Tenant) and the board of fire underwriters having jurisdiction over the Premises. The Additional Premises Improvements shall be deemed completed at such time as Tenant shall furnish to Landlord (t) evidence reasonably satisfactory to Landlord that (i) all Additional Premises Improvements have been completed and paid for in full (which shall be evidenced by the architect’s certificate of completion and the general contractor’s and each subcontractor’s and material supplier’s final unconditional waivers and releases of liens, each in a form acceptable to Landlord and complying with Applicable Laws and a Certificate of Substantial Completion in the form of the American Institute of Architects document G704, executed by the project architect (to the extent applicable) and the general contractor, together with a statutory notice of substantial completion from the general contractor), (ii) all Additional Premises Improvements have been accepted by Landlord, (iii) any and all liens related to the Additional Premises Improvements have either been discharged of record (by payment, bond, order of a court of competent jurisdiction or otherwise) or waived by the party filing such lien and (iv) no security interests relating to the Additional Premises Improvements are outstanding, (u) all certifications and approvals with respect to the Additional Premises Improvements that may be required from any Governmental Authority and any board of fire underwriters or similar body for the use and occupancy of the Premises (including a certificate of occupancy for the Premises for the Permitted Use), (v) certificates of insurance required by the Lease to be purchased and maintained by Tenant, (w) an affidavit from Tenant’s architect certifying that all work performed in, on or about the Premises is in accordance with the Approved Plans, (x) complete “as built” drawing print sets, project specifications and shop drawings and electronic CADD files on disc (showing the Additional Premises Improvements as an overlay on the Building “as built” plans (provided that Landlord provides the Building “as-built” plans provided to Tenant) of all contract documents for work performed by their architect and engineers in relation to the Additional Premises Improvements, (y) a commissioning report prepared by a licensed, qualified commissioning agent hired by Tenant and reasonably approved by Landlord for all new or affected mechanical, electrical and plumbing systems (which report Landlord may hire a licensed, qualified commissioning agent to peer review, and whose reasonable recommendations Tenant’s commissioning agent shall perform and incorporate into a revised report) and (z) such other “close out” materials as Landlord reasonably requests consistent with Landlord’s own requirements for its contractors, such as copies of manufacturers’ warranties, operation and maintenance manuals and the like.

4. Insurance.

4.1. Property Insurance. At all times during the period beginning with commencement of construction of the Additional Premises Improvements and ending with final completion of the Additional Premises Improvements, Tenant shall maintain, or cause to be maintained (in addition to the insurance required of Tenant pursuant to the Lease), property insurance coverage with respect to the general contractor’s and any subcontractors’ machinery, tools and equipment.

Coverage shall be carried on a primary basis by such general contractor or the applicable subcontractor(s). Tenant agrees to pay any deductible, and Landlord is not responsible for any deductible, for a claim under such insurance. Such property insurance shall contain an express waiver of any right of subrogation by the insurer against Landlord and the Landlord Parties, and shall name Landlord and its affiliates as loss payees as their interests may appear.

4.2. Workers’ Compensation Insurance. At all times during the period of construction of the Additional Premises Improvements, Tenant shall, or shall cause its contractors or subcontractors to, maintain statutory workers’ compensation insurance as required by Applicable Laws.

5. Liability. Except as caused by the gross negligence or willful misconduct of Landlord, Tenant assumes sole responsibility and liability for any and all injuries or the death of any persons, including Tenant’s contractors and subcontractors and their respective employees, agents and invitees, and for any and all damages to property caused by, resulting from or arising out of any act or omission on the part of Tenant, Tenant’s contractors or subcontractors, or their respective employees, agents and invitees in the prosecution of the Additional Premises Improvements. Tenant agrees to indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord) and hold the Landlord Indemnitees (as defined in the Lease) harmless from and against all Claims due to, because of or arising out of any and all such injuries, death or damage, whether real or alleged, and Tenant and Tenant’s contractors and subcontractors shall assume and defend at their sole cost and expense all such Claims; provided, however, that nothing contained in this Work Letter shall be deemed to indemnify or otherwise hold Landlord harmless from or against liability caused by Landlord’s negligence or willful misconduct. Any deficiency in design or construction of the Additional Premises Improvements shall be solely the responsibility of Tenant, notwithstanding the fact that Landlord may have approved of the same in writing.

6. TI Allowance.

6.1. Application of TI Allowance. Landlord shall contribute, in the following order, the First Floor TI Allowance and, if properly requested by Tenant pursuant to the terms of the Lease, the Fourth Floor TI Allowance; and any Excess TI Costs with respect to each of the First Floor TI Allowance and the Fourth Floor TI Allowance advanced by Tenant to Landlord toward the costs and expenses incurred in connection with the performance of the respective Additional Premises Improvements, in accordance with Section 6 of the Fourth Amendment. If the entire TI Allowance is not applied toward or reserved for the costs of the Additional Premises Improvements, then Tenant shall not be entitled to a credit of such unused portion of the TI Allowance. If the entire Excess TI Costs advanced by Tenant to Landlord are not applied toward the costs of the Additional Premises Improvements, then Landlord shall credit Tenant with the overage paid by Tenant against Tenant’s Rent obligations, in accordance with Section 2 of this Work Letter. Tenant may apply the TI Allowance for the payment of construction and other costs in accordance with the terms and provisions of the Lease.

6.2. Approval of Budget for the Additional Premises Improvements. Notwithstanding anything to the contrary set forth elsewhere in this Work Letter or the Lease, Landlord shall not have any obligation to expend any portion of the TI Allowance until Landlord and Tenant shall have approved in writing the budget for the Additional Premises Improvements, which shall include separate budgets for the First Floor Additional Premises Improvements and, if applicable, the Fourth Floor Additional Premises Improvements (the “Approved Budget”). Prior to Landlord’s reasonable approval of the Approved Budget, Tenant shall pay all of the costs and expenses incurred in connection with the Additional Premises Improvements as they become due. Landlord shall not be obligated to reimburse Tenant for costs or expenses relating to the First Floor Additional Premises Improvements and, if applicable, the Fourth Floor Additional Premises Improvements that exceed the amount of the First Floor TI Allowance, and if property requested, the Fourth Floor TI Allowance, respectively. Landlord shall not unreasonably withhold, condition or delay its approval of any budget for Additional Premises Improvements that is proposed by Tenant.

6.3. Fund Requests. Upon submission by Tenant to Landlord of (a) a statement (a “Fund Request”) setting forth the total amount of the TI Allowance requested, (b) a summary of the Additional Premises Improvements performed using AIA standard form Application for Payment (G 702) executed by the general contractor and by the architect, (c) invoices from the general contractor, the architect, and any subcontractors, material suppliers and other parties requesting payment with respect to the amount of the TI Allowance then being requested, (d) in a form reasonably acceptable to Landlord and complying with Applicable Laws and (e) conditional lien releases (except with respect to the final Fund Request, which shall include unconditional lien releases) from the general contractor and each subcontractor and material supplier with respect to the Additional Premises Improvements performed that correspond to the Fund Request each in a form acceptable to Landlord and complying with Applicable Laws, then Landlord shall, within thirty (30) days following receipt by Landlord of a Fund Request and the accompanying materials required by this Section, pay to (as elected by Landlord) the applicable contractors, subcontractors and material suppliers or Tenant (for reimbursement for payments made by Tenant to such contractors, subcontractors or material suppliers either prior to Landlord’s approval of the Approved TI Budget or as a result of Tenant’s decision to pay for the Additional Premises Improvements itself and later seek reimbursement from Landlord in the form of one lump sum payment in accordance with the Lease and this Work Letter), the amount of Tenant Improvement costs set forth in such Fund Request or Landlord’s pari passu share thereof if Excess TI Costs exist based on the Approved Budget; provided, however, that Landlord shall not be obligated to make any payments under this Section until the budget for the Additional Premises Improvements is approved in accordance with Section 6.2, and any Fund Request under this Section shall be subject to the payment limits set forth in Section 6.2 above and Section 6 of the Fourth Amendment.

6.4. Accrual Information. In addition to the other requirements of this Section 6, Tenant shall, no more often than once every calendar quarter during construction of the Additional Premises Improvements, provide Landlord with a written summary of all work performed by Tenant or its agents, employees or contractors for which a Fund Request has not yet been issued to Landlord, including the following: the amount that Tenant will seek from Landlord related to such work and the dates on which such work was performed. Such information shall be provided to Landlord within ten (10) business days after Landlord’s request therefor.

7. Miscellaneous.

7.1. Incorporation of Lease Provisions. Sections 41.3, 41.4, 41.6 through 41.8, 41.10, and 41.12 through 41.18 of the Lease are incorporated into this Work Letter by reference, and shall apply to this Work Letter in the same way that they apply to the Lease.

7.2. General. Except as otherwise set forth in the Lease or this Work Letter shall not apply to improvements performed in any additional premises added to the Premises at any time or from time to time, whether by any options under the Lease or otherwise; or to any portion of the Premises or any additions to the Premises in the event of a renewal or extension of the original Term, whether by any options under the Lease or otherwise, unless the Lease or any amendment or supplement to the Lease expressly provides that such additional premises are to be delivered to Tenant in the same condition as the initial Premises.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Work Letter to be effective on the date first above written.

LANDLORD:

BMR-BROADWAY LLC,

a Delaware limited liability company

By:	/s/ William Kane
Name:	William Kane
Title:	Senior Vice President East Coast Leasing

TENANT:

EVERQUOTE, INC., a Delaware corporation

By:	/s/ David Mason
Name:	David Mason
Title:	General Counsel

EXHIBIT D

FORM OF FOURTH FLOOR TI ALLOWANCE ACCEPTANCE LETTER

[TENANT LETTERHEAD]

BMR-Broadway LLC

17190 Bernardo Center Drive

San Diego, California 92128

Attn: Legal Department

[Date]

Re:	Fourth Floor TI Allowance

To Whom It May Concern:

This letter concerns that certain Lease dated as of July 24, 2013, as amended by that certain First Amendment to Lease dated as of September 30, 2013, by that certain Second Amendment to Lease dated as of January 30, 2015, by that certain Third Amendment to Lease dated as of July 24, 2015, and by that certain Fourth Amendment to Lease dated as of         , 2016 (collectively, and as the same may have been amended, supplemented or modified from time to time, the “Lease”), between BMR-Broadway LLC (“Landlord”) and Everquote, Inc. (“Tenant”). Capitalized terms not otherwise defined herein shall have the meanings given them in the Lease.

Tenant hereby notifies Landlord that it wishes to exercise its right to utilize the Fourth Floor TI Allowance pursuant to Section 6 of the Fourth Amendment to Lease.

If you have any questions, please do not hesitate to call [            ] at ([    ]) [    ]-[    ].

Sincerely,

[Name]
[Title of Authorized Signatory]

cc:	Karen Sztraicher

John Bonanno

Kevin Simonsen

FIFTH AMENDMENT TO LEASE

THIS FIFTH AMENDMENT TO LEASE (this “Amendment”) is entered into as of this 23rd day of October, 2017 (the Execution Date”), by and between BMR-BROADWAY LLC, a Delaware limited liability company (“Landlord”), and EVERQUOTE, INC., f/k/a AdHarmonics, Inc., a Delaware corporation (“Tenant”).

RECITALS

A. WHEREAS, Landlord and Tenant are parties to that certain Lease dated as of July 24, 2013, as amended by that certain First Amendment to Lease dated as of September 30, 2013, by that certain Second Amendment to Lease dated as of January 30, 2015, by that certain Third Amendment to Lease dated as of July 24, 2015, and by that certain Fourth Amendment to Lease dated as of December 20, 2016 (the “Fourth Amendment”) (collectively, and as the same may have been amended, supplemented or modified from time to time, the “Existing Lease”), whereby Tenant leases certain premises (the “Premises”) from Landlord at 210 Broadway in Cambridge, Massachusetts (the “Building”);

B. WHEREAS, Tenant has requested and Landlord has agreed to extend the Fourth Floor TI Deadline set forth in the Existing Lease; and

C. WHEREAS, Landlord and Tenant desire to modify and amend the Existing Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Existing Lease unless otherwise defined herein. The Existing Lease, as amended by this Amendment, is referred to collectively herein as the “Lease.” From and after the date hereof, the term “Lease,” as used in the Existing Lease, shall mean the Existing Lease, as amended by this Amendment.

2. Fourth Floor TI Deadline. Section 6(b) of the Fourth Amendment is hereby deleted in its entirety and replaced with the following:

“(b) Tenant shall have until February 1, 2018 (the “First Floor TI Deadline”), to submit Fund Requests (as defined in the Work Letter attached to the Fourth Amendment) to Landlord for disbursement of the unused portion of the First Floor TI Allowance, after which date Landlord’s obligation to fund any such costs for which Tenant has not submitted a Fund Request to Landlord shall expire. Tenant shall have until July 1, 2020 (the “Fourth Floor TI Deadline”), to submit

Fund Requests to Landlord for disbursement of the unused portion of the Fourth Floor TI Allowance (to the extent requested by Tenant under Section 6(c) of the Fourth Amendment), after which date Landlord’s obligation to fund any such costs for which Tenant has not submitted a Fund Request to Landlord shall expire. Base Rent shall be increased to include the amount of the Fourth Floor TI Allowance disbursed by Landlord in accordance with this Lease amortized over the period commencing on the date of Substantial Completion of the Fourth Floor Additional Premises Improvements (the “Fourth Floor Additional Premises Substantial Completion Date”), and ending on September 30, 2024 at a rate of eight percent (8%) annually. The amount by which Base Rent shall be increased shall be determined (and Base Rent shall be increased accordingly) as of the Fourth Floor Additional Premises Substantial Completion Date and, if such determination does not reflect use by Tenant of all of the Fourth Floor TI Allowance, shall be determined again (and Base Rent shall be increased accordingly) as of the Fourth Floor TI Deadline, with Tenant paying (on the next succeeding day that Base Rent is due under this Lease (the “TI True-Up Date”)) any underpayment of the further adjusted Base Rent for the period beginning on the Fourth Floor Additional Premises Substantial Completion Date and ending on the TI True-Up Date.”

3. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment, other than CBRE/New England (“Broker”), and agrees to reimburse, indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord, at Tenant’s sole cost and expense) and hold harmless the Landlord Indemnitees for, from and against any and all cost or liability for compensation claimed by any such broker or agent, other than Broker, employed or engaged by it or claiming to have been employed or engaged by it. Broker is entitled to a leasing commission in connection with the making of this Amendment, and Landlord shall pay such commission to Broker pursuant to a separate agreement between Landlord and Broker.

4. No Default. Each party represents, warrants and covenants that, to the best of such party’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Existing Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

5. Notices. Tenant confirms that, notwithstanding anything in the Lease to the contrary, notices delivered to Tenant pursuant to the Lease should be sent to:

Everquote, Inc.

210 Broadway

3rd Floor

Cambridge, Massachusetts 02139

Attention: David Mason, Esq.

2

6. Effect of Amendment. Except as modified by this Amendment, the Existing Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. In the event of any conflict between the terms contained in this Amendment and the Existing Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties.

7. Successors and Assigns. Each of the covenants, conditions and agreements contained in this Amendment shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs, legatees, devisees, executors, administrators and permitted successors and assigns and sublessees. Nothing in this section shall in any way alter the provisions of the Lease restricting assignment or subletting.

8. Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.

9. Authority. Each party guarantees, warrants and represents that the individual or individuals signing this Amendment have the power, authority and legal capacity to sign this Amendment on behalf of and to bind all entities, corporations, partnerships, limited liability companies, joint venturers or other organizations and entities on whose behalf such individual or individuals have signed.

10. Counterparts; Facsimile and PDF Signatures. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document. A facsimile or portable document format (PDF) signature on this Amendment shall be equivalent to, and have the same force and effect as, an original signature.

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3

IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as a sealed Massachusetts instrument as of the date and year first above written.

LANDLORD:

BMR-BROADWAY LLC, a Delaware limited liability company

By:	/s/ William Kane
Name:	William Kane
Title:	Senior Vice President East Coast Leasing

TENANT:

EVERQUOTE, INC., a Delaware corporation

By:	/s/ David Mason
Name:	David Mason
Title:	General Counsel

SIXTH AMENDMENT TO LEASE

THIS FIFTH AMENDMENT TO LEASE (this “Amendment”) is entered into as of this 12th day of February, 2018 (the Execution Date”), by and between BMR-BROADWAY LLC, a Delaware limited liability company (“Landlord”), and EVERQUOTE, INC., f/k/a AdHarmonics, Inc., a Delaware corporation (“Tenant”).

RECITALS

A. WHEREAS, Landlord and Tenant are parties to that certain Lease dated as of July 24, 2013, as amended by that certain First Amendment to Lease dated as of September 30, 2013, by that certain Second Amendment to Lease dated as of January 30, 2015, by that certain Third Amendment to Lease dated as of July 24, 2015, by that certain Fourth Amendment to Lease dated as of December 20, 2016 (the “Fourth Amendment”), and by that certain Fifth Amendment to Lease dated as of October 23, 2017 (the “Fifth Amendment”) (collectively, and as the same may have been amended, supplemented or modified from time to time, the “Existing Lease”), whereby Tenant leases certain premises (the “Premises”) from Landlord at 210 Broadway in Cambridge, Massachusetts (the “Building”);

B. WHEREAS, Tenant has requested and Landlord has agreed to extend the First Floor TI Deadline set forth in the Existing Lease; and

C. WHEREAS, Landlord and Tenant desire to modify and amend the Existing Lease only in the respects and on the conditions hereinafter stated.

AGREEMENT

NOW, THEREFORE, Landlord and Tenant, in consideration of the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound, agree as follows:

1. Definitions. For purposes of this Amendment, capitalized terms shall have the meanings ascribed to them in the Existing Lease unless otherwise defined herein. The Existing Lease, as amended by this Amendment, is referred to collectively herein as the “Lease.” From and after the date hereof, the term “Lease,” as used in the Existing Lease, shall mean the Existing Lease, as amended by this Amendment.

2. First Floor TI Deadline. The first sentence of Section 6(b) of the Fourth Amendment (as amended by Section 2 of the Fifth Amendment) is hereby deleted in its entirety and replaced with the following:

“(b) Tenant shall have until March 31, 2018 (the “First Floor TI Deadline”), to submit Fund Requests (as defined in the Work Letter attached to the Fourth Amendment) to Landlord for disbursement of the unused portion of the First Floor TI Allowance, after which date Landlord’s obligation to fund any such costs for which Tenant has not submitted a Fund Request to Landlord shall expire.”

3. The first sentence of Section 23.4 of the Existing Lease is hereby deleted in its entirety and replaced with the following:

“23.4 The insurance required to be purchased and maintained by Tenant pursuant to this Lease shall name Landlord, BioMed Realty, L.P., BioMed Realty LLC, BRE Edison L.P., BRE Edison Holdings L.P., BRE Edison LLP, and BRE Edison Parent L.P., and their respective officers, directors, employees, agents, general partners, members, subsidiaries, affiliates and Lenders (“Landlord Parties”) as additional insureds as respects liability arising from work or operations performed by or on behalf of Tenant and Tenant’s use or occupancy of the Premises.”

4. Broker. Tenant represents and warrants that it has not dealt with any broker or agent in the negotiation for or the obtaining of this Amendment, and agrees to reimburse, indemnify, save, defend (at Landlord’s option and with counsel reasonably acceptable to Landlord, at Tenant’s sole cost and expense) and hold harmless the Landlord Indemnitees for, from and against any and all cost or liability for compensation claimed by any such broker or agent employed or engaged by it or claiming to have been employed or engaged by it.

5. No Default. Each party represents, warrants and covenants that, to the best of such party’s knowledge, Landlord and Tenant are not in default of any of their respective obligations under the Existing Lease and no event has occurred that, with the passage of time or the giving of notice (or both) would constitute a default by either Landlord or Tenant thereunder.

6. Notices. Tenant confirms that, notwithstanding anything in the Lease to the contrary, notices delivered to Tenant pursuant to the Lease should be sent to:

Everquote, Inc.

210 Broadway

3rd Floor

Cambridge, Massachusetts 02139

Attention: David Mason, Esq.

7. Effect of Amendment. Except as modified by this Amendment, the Existing Lease and all the covenants, agreements, terms, provisions and conditions thereof shall remain in full force and effect and are hereby ratified and affirmed. In the event of any conflict between the terms contained in this Amendment and the Existing Lease, the terms herein contained shall supersede and control the obligations and liabilities of the parties.

8. Successors and Assigns. Each of the covenants, conditions and agreements contained in this Amendment shall inure to the benefit of and shall apply to and be binding upon the parties hereto and their respective heirs, legatees, devisees, executors, administrators and permitted successors and assigns and sublessees. Nothing in this section shall in any way alter the provisions of the Lease restricting assignment or subletting.

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9. Miscellaneous. This Amendment becomes effective only upon execution and delivery hereof by Landlord and Tenant. The captions of the paragraphs and subparagraphs in this Amendment are inserted and included solely for convenience and shall not be considered or given any effect in construing the provisions hereof. All exhibits hereto are incorporated herein by reference. Submission of this instrument for examination or signature by Tenant does not constitute a reservation of or option for a lease, and shall not be effective as a lease, lease amendment or otherwise until execution by and delivery to both Landlord and Tenant.

10. Authority. Each party guarantees, warrants and represents that the individual or individuals signing this Amendment have the power, authority and legal capacity to sign this Amendment on behalf of and to bind all entities, corporations, partnerships, limited liability companies, joint venturers or other organizations and entities on whose behalf such individual or individuals have signed.

11. Counterparts; Facsimile and PDF Signatures. This Amendment may be executed in one or more counterparts, each of which, when taken together, shall constitute one and the same document. A facsimile or portable document format (PDF) signature on this Amendment shall be equivalent to, and have the same force and effect as, an original signature.

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IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as a sealed Massachusetts instrument as of the date and year first above written.

LANDLORD:

BMR-BROADWAY LLC, a Delaware limited liability company

By:	/s/ William Kane
Name:	William Kane
Title:	Senior Vice President East Coast Leasing

TENANT:

EVERQUOTE, INC., a Delaware corporation

By:	/s/ David Mason
Name:	David Mason
Title:	General Counsel